RYDEX|SGI ETFS
                                                                      PROSPECTUS
                                                                   MARCH 1, 2010

                                   (GRAPHIC)

                               Rydex S&P Equal Weight ETF (NYSE Arca, Inc.: RSP)
                              Rydex Russell Top 50(R) ETF (NYSE Arca, Inc.: XLG)

                                                          (RYDEXSHARES(TM) LOGO)
                                  (RYDEX|SGI SECURITY GLOBAL INVESTORS(SM) LOGO)

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES

(Includes Fund Objective; Fees and Expenses; Portfolio Turnover; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale Information; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries)

   RYDEX S&P EQUAL WEIGHT ETF .............................................    1
   RYDEX RUSSELL TOP 50(R) ETF ............................................    4
PURCHASE AND SALE INFORMATION .............................................    7
TAX INFORMATION ...........................................................    7
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES .............    7
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ............................    8
FUND BENCHMARKS ...........................................................    9
MANAGEMENT OF THE FUNDS ...................................................   10
SHAREHOLDER INFORMATION ...................................................   11
BUYING AND SELLING FUND SHARES ............................................   12
DIVIDENDS AND DISTRIBUTIONS ...............................................   12
TAX INFORMATION ...........................................................   12
PREMIUM/DISCOUNT INFORMATION ..............................................   14
MORE INFORMATION ..........................................................   14
FINANCIAL HIGHLIGHTS ......................................................   15
INDEX PUBLISHERS INFORMATION ..............................................   16
ADDITIONAL INFORMATION ....................................................   17

PLEASE SEE THE RYDEX|SGI EDELIVERY NOTICE INSIDE THE BACK COVER.

                                  PROSPECTUS 1

RYDEX S&P EQUAL WEIGHT ETF (RSP)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P Equal Weight ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the daily performance of the S&P Equal Weight Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.40%
Distribution (12b-1) Fees                                                           None
Other Expenses                                                                      None
                                                                                    ----
Total Annual Fund Operating Expenses                                                0.40%
                                                                                    ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $40      $126      $219      $493

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2004    16.50%
2005     7.65%
2006    15.32%
2007     1.11%
2008   -40.40%
2009    45.03%

Highest Quarter Return   Lowest Quarter Return
06/30/2009 24.68%           12/31/2008 -26.82%

                                  PROSPECTUS 3

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                           Since Inception
                                                              Past 1 Year   Past 5 Years     (4/24/2003)
                                                              -----------   ------------   ---------------
Return Before Taxes                                              45.03%         1.64%           8.31%
Return After Taxes on Distributions                              44.19%         1.29%           7.93%
Return After Taxes on Distributions and Sale of Fund Shares      29.15%         1.34%           7.22%
S&P 500 Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                            26.46%         0.42%           5.13%
S&P Equal Weight Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                            46.31%         2.30%           8.92%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2003.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2005.

     - RYAN A. HARDER, CFA, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 7 of this prospectus.

RYDEX RUSSELL TOP 50(R) ETF (XLG)

INVESTMENT OBJECTIVE - The investment objective of the Rydex Russell Top 50(R) ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the daily performance of the Russell Top 50(R) Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will also incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                          None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.20%
Distribution (12b-1) Fees                                                           None
Other Expenses                                                                      None
                                                                                    ----
Total Annual Fund Operating Expenses                                                0.20%
                                                                                    ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $20      $63       $110      $249

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex Russell Top 50(R) ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. The Fund offers investors access to the largest capitalization segment in the U.S. equity universe representing approximately 40% of the U.S. stock market. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Russell Top 50(R) ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                  PROSPECTUS 5

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2006     17.86%
2007      4.65%
2008    -33.75%
2009     20.21%

Highest Quarter Return   Lowest Quarter Return
06/30/2009 13.84%           12/31/2008 -18.71%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                              Since Inception
                                                               Past 1 Year       (5/4/2005)
                                                               -----------    ---------------
Return Before Taxes                                               20.21%           0.22%
Return After Taxes on Distributions                               19.09%          -0.33%
Return After Taxes on Distributions and Sale of Fund Shares       13.03%          -0.03%
Russell Top 50(R) ETF (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                             20.46%           0.37%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2003.

     - MICHAEL J. DELLAPA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2005.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 7 of this prospectus.

                                  PROSPECTUS 7

PURCHASE AND SALE OF FUND SHARES - Shares may be purchased and redeemed from each Fund only in "Creation Units" of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other broker-dealers, purchase or redeem Creation Units from a Fund. Most investors will buy and sell shares of a Fund on the Exchange. Individual shares may only be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Funds. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, a Fund's shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of a Fund through a broker-dealer on the Exchange.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

This Prospectus describes the Rydex S&P Equal Weight ETF and the Rydex Russell Top 50 ETF.

Section 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act") restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in
Section 12(d)(1) subject to certain terms and conditions set forth in a U.S. Securities and Exchange Commission (the "SEC") exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds. Creation Units of a Fund are issued and redeemed principally in-kind for securities included in the Fund's Underlying Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

INVESTMENT OBJECTIVES

The investment objectives of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

Each Fund's investment strategy is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to each Fund. Please consult the Fund Summary section for each Fund to determine which risks are applicable to a particular Fund.

EARLY CLOSING RISK. Each Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK. Each Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK. In certain circumstances, it may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which a Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK. Each Fund may invest in public and privately issued equity securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of equity securities. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. A Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which a Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of a Fund's securities and other financial instruments may fluctuate drastically from day to day.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of a Fund shares than would occur in a diversified fund.

                                  PROSPECTUS 9

REPLICATION MANAGEMENT RISK. Unlike many investment companies, each Fund is not actively "managed." Therefore, unless a specific security is removed from a Fund's Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from a Fund's Underlying Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in each Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of Fund shares will decline, more or less, in correspondence with any decline in value of a Fund's Underlying Index. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause a Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause a Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of a Fund's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. In addition, although each Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information ("SAI").

FUND BENCHMARKS

The Funds seek to provide investment results that match the performance of a specific benchmark. Additional information about each benchmark is set forth below.

The S&P Equal Weight Index is an unmanaged equal-weighted version of the S&P 500 Index, which is an unmanaged capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("S&P") on a statistical basis. Unlike the S&P 500 Index, in which each constituent stock's weight is proportionate to its market value, each stock in the S&P Equal Weight Index will be rebalanced quarterly to have the same target weighting as every other stock in the Index. As of December 31, 2009, the S&P 500 Equal Weight Index included companies with a capitalization range of $1.1 billion to $323.8 billion.

The Russell Top 50(R) Index is an unmanaged equal-weighted version comprised of the 50 largest companies in the Russell 3000(R) Index, which is an unmanaged capitalization-weighted index that offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. equity market. As of December 31, 2009, the Russell Top 50(R) Index included companies with a capitalization range of $39 billion to $323.8 billion.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex SGI ETFs since each Rydex SGI ETF's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended October 31, 2009, based on the average daily net assets of each Fund, as set forth below:

FUND                               ADVISORY FEE
----                               ------------
Rydex S&P Equal Weight ETF .....       0.40%
Rydex Russell Top 50(R)ETF .....       0.20%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Funds, excluding management fees, interest expense, and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any future distribution fees or expenses, and extraordinary expenses. Other expenses are therefore estimated to be less than 0.01% for the fiscal year ending October 31, 2010.

The Funds invest in a money market fund pursuant to a cash sweep agreement and may invest in other investment companies. As a shareholder in a money market fund or other investment company, the Funds will indirectly bear their proportionate share of the fees and expenses of such money market fund or investment company. The money market's fees and expenses amount to less than ..001%. The Funds' fees and expenses incurred indirectly by the Funds as a result of investments in other investment companies will be less than 0.01%.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2009 Annual Report to Shareholders, which covers the period November 1, 2008 to October 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the Funds:

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

                                 PROSPECTUS 11

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Multi-Hedge Strategies Fund, which is offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager- Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

CALCULATING NAV

Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time).

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Funds invest substantially all of their assets in the component securities included in their respective Underlying Indices, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is primarily traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

BUYING AND SELLING FUND SHARES

Fund shares are listed for secondary trading on the Exchange. When you buy or sell a Fund's shares on the secondary market, you will pay or receive the market price. Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and Rydex Distributors, Inc. (the "Distributor"), the Funds' distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2011. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

                                  PROSPECTUS 13

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

     - Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

     - If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gain distributions from a Fund until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

BACK-UP WITHHOLDING

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to back-up withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

NON-U.S. INVESTORS

Foreign shareholders (i.e., non-resident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code of 1986's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of each Fund's shares was greater than the Fund's NAV and the number of days it was less than the Fund's NAV (i.e., premium or discount) for various time periods is available by visiting the Funds' website at www.rydex-sgi.com.

MORE INFORMATION

For more information on how to buy and sell shares of the Funds, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5100 or visit www.rydex-sgi.com.

                                  PROSPECTUS 15


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended October 31, 2006 through October 31, 2009 has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's annual report along with the Trust's financial statements. For the fiscal year ended October 31, 2005 for the Rydex S&P Equal Weight ETF and for the Rydex Russell Top 50(R) ETF, the financial highlights were audited by another independent registered public accounting firm. The annual report is available upon request.

                                                         NET
                                                       REALIZED
                                                         AND
                            NET ASSET                UNREALIZED                 DISTRIBUTIONS   NET ASSET
                            VALUE, AT       NET      GAIN (LOSS)   TOTAL FROM      FROM NET       VALUE,
                            BEGINNING   INVESTMENT       ON        INVESTMENT     INVESTMENT    AT END OF
PERIOD ENDED                OF PERIOD    INCOME**    INVESTMENTS   OPERATIONS       INCOME        PERIOD
------------                ---------   ----------   -----------   ----------   -------------   ---------
RYDEX S&P EQUAL WEIGHT ETF
   OCTOBER 31, 2009          $ 30.01      $0.54        $  5.98      $  6.52        $(0.54)       $ 35.99
   October 31, 2008            50.63       0.72         (20.64)      (19.92)        (0.70)         30.01
   October 31, 2007            46.06       0.59           4.56         5.15         (0.58)         50.63
   October 31, 2006(1)(2)      39.68       0.52           6.36         6.88         (0.50)         46.06
   October 31, 2005(1)         35.70       0.43           3.95         4.38         (0.40)         39.68
RYDEX RUSSELL TOP 50 ETF
   OCTOBER 31, 2009            76.29       1.95           2.61         4.56         (1.95)         78.90
   October 31, 2008           116.47       2.34         (40.20)      (37.86)        (2.32)         76.29
   October 31, 2007           104.15       2.15          12.25        14.40         (2.08)        116.47
   October 31, 2006(2)         91.39       1.92          12.71        14.63         (1.87)        104.15
   October 31, 2005*           91.51       0.79          (0.46)        0.33         (0.45)         91.39


                                                      RATIOS TO                    NET
                                                 AVERAGE NET ASSETS:             ASSETS,
                                        ------------------------------------     AT END
                                                         NET       PORTFOLIO   OF PERIOD
                              TOTAL                  INVESTMENT    TURNOVER      (000'S
PERIOD ENDED                RETURN***   EXPENSES       INCOME        RATE+      OMITTED)
------------                ---------   --------     ----------    ---------   ----------
RYDEX S&P EQUAL WEIGHT ETF
   OCTOBER 31, 2009           22.21%      0.40%         1.75%         37%      $1,499,351
   October 31, 2008          (39.75)%     0.40%         1.65%         32%         843,417
   October 31, 2007           11.23%      0.40%         1.22%         25%       2,177,693
   October 31, 2006(1)(2)     17.42%      0.40%         1.21%         16%       1,759,797
   October 31, 2005(1)        12.29%      0.40%         1.11%         22%       1,071,410
RYDEX RUSSELL TOP 50 ETF
   OCTOBER 31, 2009            6.35%      0.20%         2.79%         12%         315,662
   October 31, 2008          (32.92)%     0.20%         2.37%         10%         434,878
   October 31, 2007           13.96%      0.20%         1.96%          8%         681,355
   October 31, 2006(2)        16.18%      0.20%         1.98%          7%         364,541
   October 31, 2005*           0.36%      0.20%****     1.74%****      1%         137,085

*    THE FUND COMMENCED OPERATIONS ON MAY 4, 2005.

**   BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

**** ANNUALIZED.

(1) ALL PER SHARE INFORMATION REPRESENTING DATA PRIOR TO APRIL 26, 2006 HAS BEEN ADJUSTED FOR THE EFFECT OF A 4 FOR 1 STOCK SPLIT WHICH OCCURRED ON APRIL 26, 2006.

(2) BEGINNING WITH THE YEAR ENDED OCTOBER 31, 2006, THE FUND WAS AUDITED BY ERNST & YOUNG LLP. THE PREVIOUS PERIODS WERE AUDITED BY ANOTHER INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

+ PORTFOLIO TURNOVER IS NOT ANNUALIZED AND DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

THE RYDEX S&P EQUAL WEIGHT ETF (THE "S&P EQUAL WEIGHT FUND") IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION, WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE S&P EQUAL WEIGHT FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE S&P EQUAL WEIGHT FUND PARTICULARLY OR THE ABILITY OF THE S&P EQUAL WEIGHT INDEX (THE "S&P EQUAL WEIGHT INDEX") TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PADCO ADVISORS II, INC. (THE "LICENSEE") IS THE LICENSING OF CERTAIN OF THEIR TRADEMARKS AND OF THE S&P EQUAL WEIGHT INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO LICENSEE OR THE S&P EQUAL WEIGHT FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE S&P EQUAL WEIGHT FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P EQUAL WEIGHT INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE S&P EQUAL WEIGHT FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE S&P EQUAL WEIGHT FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE S&P EQUAL WEIGHT FUND IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE S&P EQUAL WEIGHT FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S&P EQUAL WEIGHT FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P EQUAL WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P EQUAL WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"STANDARD & POOR'S(R)," S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND "500," ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND CITIGROUP, INC. AND HAVE BEEN LICENSED FOR USE BY THE ADVISOR.

FRANK RUSSELL COMPANY ("RUSSELL")

THE RYDEX RUSSELL TOP 50(R) ETF IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY RUSSELL. RUSSELL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE RYDEX RUSSELL TOP 50(R) ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE RYDEX RUSSELL TOP 50(R) ETF PARTICULARLY OR THE ABILITY OF THE RUSSELL TOP 50(R) INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME. RUSSELL'S PUBLICATION OF THE RUSSELL TOP 50(R) INDEX IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY RUSSELL AS TO THE ADVISABILITY OF INVESTMENT IN ANY OR ALL OF THE SECURITIES UPON WHICH THE RUSSELL TOP 50(R) INDEX IS BASED. RUSSELL'S ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF RUSSELL AND OF THE RUSSELL TOP 50(R) INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY RUSSELL WITHOUT REGARD TO THE LICENSEE OR THE RYDEX RUSSELL TOP 50(R) ETF. RUSSELL IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE RYDEX RUSSELL TOP 50(R) ETF NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND RUSSELL MAKES NO REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THEIR ACCURACY OR COMPLETENESS, OR OTHERWISE. RUSSELL RESERVES THE RIGHT, AT ANY TIME AND WITHOUT NOTICE, TO ALTER, AMEND, TERMINATE OR IN ANY WAY CHANGE THE RUSSELL TOP 50(R) INDEX. RUSSELL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE RYDEX RUSSELL TOP 50(R) ETF.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL TOP 50(R) INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, INVESTORS, OWNERS OF THE RYDEX RUSSELL TOP 50(R) ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL TOP 50(R) INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE RUSSELL TOP 50(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"FRANK RUSSELL(R)," "RUSSELL(R)," AND "RUSSELL 2000(R)" ARE TRADEMARKS OF RUSSELL AND HAVE BEEN LICENSED FOR USE BY THE LICENSEE.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                  PROSPECTUS 17

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MARCH 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEBSITE ("http://www.sec.gov") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-1520 OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: publicinfo@sec.gov.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS OR MAKE INQUIRIES, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEBSITE AT www.rydex-sgi.com, OR WRITING TO RYDEX ETF TRUST, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S INVESTMENT COMPANY ACT FILE NUMBER IS 811-21261.

THIS PAGE INTENTIONALLY LEFT BLANK.

                                  PROSPECTUS 19

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

GO GREEN!
ELIMINATE MAILBOX CLUTTER

Go paperless with Rydex|SGI eDelivery--a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Rydex|SGI eDelivery you can:

-    View online confirmations and statements at your convenience.

- Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

-    Access prospectuses, annual reports and semiannual reports online.

IT'S EASY TO ENROLL:

1/   Visit www.rydex-sgi.com and select "Individual Investors"

2/   Click on "eDelivery Sign-Up" (EDELIVERY LOGO)

3/   Follow the simple enrollment instructions

If you have QUESTIONS ABOUT RYDEX|SGI EDELIVERY SERVICES, contact one of our Shareholder Service Representatives at 800.820.0888.

                 (RYDEX|SGI SECURITY GLOBAL INVESTORS(SM) LOGO)

                          (NOT PART OF THE PROSPECTUS)

(RYDEX|SGI SECURITY GLOBAL INVESTORS(SM) LOGO)

9601 BLACKWELL ROAD, SUITE 500
ROCKVILLE, MARYLAND 20850
800.820.0888 WWW.RYDEX-SGI.COM

ETFRX-1-0310x0311

PLEASE SEE THE EDELIVERY NOTICE INSIDE THE BACK COVER.

                                                      RYDEX | SGI PURE STYLE AND
                                                               EQUAL WEIGHT ETFS
                                                                      PROSPECTUS

                                                                   MARCH 1, 2010

                                                       RYDEX S&P PURE STYLE ETFS
                              Rydex S&P 500 Pure Value ETF (NYSE Arca, Inc. RPV)
                             Rydex S&P 500 Pure Growth ETF (NYSE Arca, Inc. RPG)
                       Rydex S&P MidCap 400 Pure Value ETF (NYSE Arca, Inc. RFV)
                      Rydex S&P MidCap 400 Pure Growth ETF (NYSE Arca, Inc. RFG)
                     Rydex S&P SmallCap 600 Pure Value ETF (NYSE Arca, Inc. RZV)
                    Rydex S&P SmallCap 600 Pure Growth ETF (NYSE Arca, Inc. RZG)

                                              RYDEX S&P EQUAL WEIGHT SECTOR ETFS
         Rydex S&P Equal Weight Consumer Discretionary ETF (NYSE Arca, Inc. RCD)
               Rydex S&P Equal Weight Consumer Staples ETF (NYSE Arca, Inc. RHS)
                         Rydex S&P Equal Weight Energy ETF (NYSE Arca, Inc. RYE)
                     Rydex S&P Equal Weight Financials ETF (NYSE Arca, Inc. RYF)
                    Rydex S&P Equal Weight Health Care ETF (NYSE Arca, Inc. RYH)
                    Rydex S&P Equal Weight Industrials ETF (NYSE Arca, Inc. RGI)
                      Rydex S&P Equal Weight Materials ETF (NYSE Arca, Inc. RTM)
                     Rydex S&P Equal Weight Technology ETF (NYSE Arca, Inc. RYT)
                      Rydex S&P Equal Weight Utilities ETF (NYSE Arca, Inc. RYU)

                                                              (RYDEXSHARES LOGO)
                                                                (RYDEX SGI LOGO)

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES

(Includes Fund Objective; Fees and Expenses; Portfolio Turnover; Principal Investment Strategies; Principal Risks; Performance Information; Management; Purchase and Sale Information; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries.)

RYDEX S&P PURE STYLE ETFS
   RYDEX S&P 500 PURE VALUE ETF .........................................................................................     1
   RYDEX S&P 500 PURE GROWTH ETF ........................................................................................     4
   RYDEX S&P MIDCAP 400 PURE VALUE ETF ..................................................................................     7
   RYDEX S&P MIDCAP 400 PURE GROWTH ETF .................................................................................    10
   RYDEX S&P SMALLCAP 600 PURE VALUE ETF ................................................................................    13
   RYDEX S&P SMALLCAP 600 PURE GROWTH ETF ...............................................................................    16

RYDEX S&P EQUAL WEIGHT SECTOR ETFS
   RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF ....................................................................    19
   RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF ..........................................................................    22
   RYDEX S&P EQUAL WEIGHT ENERGY ETF ....................................................................................    25
   RYDEX S&P EQUAL WEIGHT FINANCIALS ETF ................................................................................    28
   RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF ...............................................................................    31
   RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF ...............................................................................    34
   RYDEX S&P EQUAL WEIGHT MATERIALS ETF .................................................................................    37
   RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF ................................................................................    40
   RYDEX S&P EQUAL WEIGHT UTILITIES ETF .................................................................................    43

PURCHASE AND SALE OF FUND SHARES ........................................................................................    46
TAX INFORMATION .........................................................................................................    46
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ...........................................................    46
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ..........................................................................    47
FUND BENCHMARKS .........................................................................................................    50
MANAGEMENT OF THE FUNDS .................................................................................................    52
SHAREHOLDER INFORMATION .................................................................................................    54
BUYING AND SELLING FUND SHARES ..........................................................................................    54
DIVIDENDS AND DISTRIBUTIONS .............................................................................................    55
TAX INFORMATION .........................................................................................................    55
PREMIUM/DISCOUNT INFORMATION ............................................................................................    57
MORE INFORMATION ........................................................................................................    57
FINANCIAL HIGHLIGHTS ....................................................................................................    58
INDEX PUBLISHERS INFORMATION ............................................................................................    60
ADDITIONAL INFORMATION ..................................................................................................    61

        PLEASE SEE THE RYDEX|SGI EDELIVERY NOTICE INSIDE THE BACK COVER.

                                                                    PROSPECTUS 1

RYDEX S&P 500 PURE VALUE ETF (RPV)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P 500 Pure Value ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P 500 Pure Value Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.35%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.35%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------   -------    -------   --------
 $35        $110       $192       $433

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P 500 Pure Value ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P 500 Pure Value ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

2

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007             -4.10%
2008            -48.04%
2009             53.96%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009  44.39%                                           12/31/2008  -31.02%

                                                                    PROSPECTUS 3

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                                                Since Inception
                                                                                       Past 1 Year                 (3/1/2006)
                                                                                       -----------              ---------------
Return Before Taxes                                                                          53.96%                      -3.26%
Return After Taxes on Distributions                                                          52.48%                      -4.04%
Return After Taxes on Distributions and Sale of Fund Shares                                  34.75%                      -3.12%
S&P 500 Pure Value Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 55.21%                      -2.77%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

4

RYDEX S&P 500 PURE GROWTH ETF (RPG)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P 500 Pure Growth ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P 500 Pure Growth Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.35%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.35%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------  -------     -------    --------
 $35        $110       $192        $433

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P 500 Pure Growth ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P 500 Pure Growth ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                                                    PROSPECTUS 5

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007              6.34%
2008            -39.10%
2009             50.21%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009  21.82%                                           12/31/2008  -24.55%

6

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                                                Since Inception
                                                                                       Past 1 Year                 (3/1/2006)
                                                                                       -----------              ---------------
Return Before Taxes                                                                          50.21%                       0.43%
Return After Taxes on Distributions                                                          49.89%                       0.27%
Return After Taxes on Distributions and Sale of Fund Shares                                  32.60%                       0.29%
S&P 500 Pure Growth Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                50.85%                       0.75%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

                                                                    PROSPECTUS 7

RYDEX S&P MIDCAP 400 PURE VALUE ETF (RFV)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P MidCap 400 Pure Value ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P MidCap 400 Pure Value Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or in the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.35%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.35%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------    -------      -------     --------
 $35         $110         $192         $433

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P MidCap 400 Pure Value ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P MidCap 400 Pure Value ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

8

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK. Medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007             -3.19%
2008            -42.85%
2009             58.35%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009  39.25%                                           12/31/2008  -34.51%

                                                                    PROSPECTUS 9

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                                                Since Inception
                                                                                    Past 1 Year                    (3/1/2006)
                                                                                    -----------                 ---------------
Return Before Taxes                                                                       58.35%                         -0.59%
Return After Taxes on Distributions                                                       56.92%                         -1.25%
Return After Taxes on Distributions and Sale of Fund Shares                               37.61%                         -0.81%
S&P MidCap 400 Pure Value Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                     59.18%                         -0.24%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund;

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

10

RYDEX S&P MIDCAP 400 PURE GROWTH ETF (RFG)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P MidCap 400 Pure Growth ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P MidCap 400 Pure Growth Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.35%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.35%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------     --------     --------    --------
 $35          $110         $192         $433

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P MidCap 400 Pure Growth ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P MidCap 400 Pure Growth ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                                                   PROSPECTUS 11

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK. Medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007              9.95%
2008            -35.48%
2009             59.76%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009  27.03%                                           12/31/2008  -25.19%

12

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                                                Since Inception
                                                                                    Past 1 Year                    (3/1/2006)
                                                                                    -----------                 ---------------
Return Before Taxes                                                                       59.76%                          2.94%
Return After Taxes on Distributions                                                       59.64%                          2.88%
Return After Taxes on Distributions and Sale of Fund Shares                               38.83%                          2.49%
S&P MidCap 400 Pure Growth Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                     60.34%                          3.32%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

                                                                   PROSPECTUS 13

RYDEX S&P SMALLCAP 600 PURE VALUE ETF (RZV)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P SmallCap 600 Pure Value ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P SmallCap 600 Pure Value Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.35%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.35%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------     -------      -------     --------
 $35          $110         $192         $433

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P SmallCap 600 Pure Value ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P SmallCap 600 Pure Value ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

14

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

SMALL-CAPITALIZATION SECURITIES RISK. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007            -18.84%
2008            -42.44%
2009             67.03%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009  75.36%                                           12/31/2008  -37.41%

                                                                   PROSPECTUS 15

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


                                                                                                                Since Inception
                                                                                    Past 1 Year                    (3/1/2006)
                                                                                    -----------                 ---------------
Return Before Taxes                                                                       67.03%                         -3.91%
Return After Taxes on Distributions                                                       66.21%                         -4.36%
Return After Taxes on Distributions and Sale of Fund Shares                               43.38%                         -3.50%
S&P SmallCap 600 Pure Value Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                     63.58%                         -3.97%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

16

RYDEX S&P SMALLCAP 600 PURE GROWTH ETF (RZG)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P SmallCap 600 Pure Growth ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P SmallCap 600 Pure Growth Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.35%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.35%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------     -------      --------    --------
 $35          $110         $192         $433

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P SmallCap 600 Pure Growth ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P SmallCap 600 Pure Growth ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                                                   PROSPECTUS 17

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

SMALL-CAPITALIZATION SECURITIES RISK. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007            1.28%
2008          -33.03%
2009           37.61%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009  29.49%                                           12/31/2008  -26.12%

18

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                                                Since Inception
                                                                                     Past 1 Year                   (3/1/2006)
                                                                                     -----------                ---------------
Return Before Taxes                                                                        37.61%                        -1.06%
Return After Taxes on Distributions                                                        37.59%                        -1.13%
Return After Taxes on Distributions and Sale of Fund Shares                                24.45%                        -0.94%
S&P SmallCap 600 Pure Growth Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                                      37.70%                        -0.93%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since September 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

                                                                   PROSPECTUS 19

RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF (RCD)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P Equal Weight Consumer Discretionary ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Consumer Discretionary (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.50%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.50%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------     -------      -------     --------
 $50          $157         $273         $614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Consumer Discretionary ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Consumer Discretionary ETF is subject to a number of additional risks that may affect the value of its shares, including:

CONSUMER DISCRETIONARY SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer discretionary sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Discretionary Sector companies also may fluctuate widely in response to such events.

20

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007            -16.12%
2008            -41.02%
2009             63.97%

Highest Quarter Return                                     Lowest Quarter Return
09/30/2009      30.51%                                     12/31/2008    -31.01%

                                                                   PROSPECTUS 21

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                           Since Inception
                                                                         Past 1 Year         (11/1/2006)
                                                                         -----------      ----------------
Return Before Taxes                                                            63.97%               -5.14%
Return After Taxes on Distributions                                            63.25%               -5.52%
Return After Taxes on Distributions and Sale of Fund Shares                    41.45%               -4.53%
S&P Equal Weight Index Consumer Discretionary (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES)                                                 63.84%               -4.82%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the following three individuals are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

22

RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF (RHS)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P Equal Weight Consumer Staples ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Consumer Staples (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                           0.50%
Distribution (12b-1) Fees                 None
Other Expenses                            None
Total Annual Fund Operating Expenses      0.50%

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

  1 YEAR            3 YEARS       5 YEARS       10 YEARS
----------         ---------     ---------      ---------
$       50         $     157     $     273       $    614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Consumer Staples ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Consumer Staples ETF is subject to a number of additional risks that may affect the value of its shares, including:

                                                                   PROSPECTUS 23

CONSUMER STAPLES SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer staples sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Consumer Staples Sector companies also may fluctuate widely in response to such events.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

24

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007                    8.46%
2008                  -21.78%
2009                   25.63%

Highest Quarter Return                                    Lowest Quarter Return
06/30/2009      14.16%                                    12/31/2008    -16.35%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                             Since Inception
                                                                            Past 1 Year           (11/1/2006)
                                                                           ------------      ----------------
Return Before Taxes                                                              25.63%                 3.00%
Return After Taxes on Distributions                                              25.47%                 2.38%
Return After Taxes on Distributions and Sale of Fund Shares                      17.17%                 2.24%
S&P Equal Weight Index Consumer Staples (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                             27.27%                 3.52%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

                                                                   PROSPECTUS 25

RYDEX S&P EQUAL WEIGHT ENERGY ETF (RYE)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P Equal Weight Energy ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Energy (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                              0.50%
Distribution (12b-1) Fees                    None
Other Expenses                               None
                                             ----
Total Annual Fund Operating Expenses         0.50%
                                             ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

  1 YEAR        3 YEARS        5 YEARS      10 YEARS
----------     ---------      ---------     ---------
$       50     $     157      $     273     $     614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Energy ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Energy ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a

26

whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Sector companies also may fluctuate widely in response to such events.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007             41.19%
2008            -48.82%
2009             45.28%

Highest Quarter Return                                  Lowest Quarter Return
06/30/2009      23.10%                                  12/31/2008    -34.66%

                                                                   PROSPECTUS 27

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                      Since Inception
                                                                     Past 1 Year         (11/1/2006)
                                                                   -------------      ---------------
Return Before Taxes                                                        45.28%                2.71%
Return After Taxes on Distributions                                        44.76%                2.35%
Return After Taxes on Distributions and Sale of Fund Shares                29.38%                2.23%
S&P Equal Weight Index Energy (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                       46.44%                3.34%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

28

RYDEX S&P EQUAL WEIGHT FINANCIALS ETF (RYF)

INVESTMENT OBJECTIVE - The investment objective of Rydex S&P Equal Weight Financials ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Financials (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                    0.50%
Distribution (12b-1) Fees                          None
Other Expenses                                     None
                                                   ----
Total Annual Fund Operating Expenses               0.50%
                                                   ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

 1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------     ----------    ---------    ----------
$     50     $      157    $     273    $      614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Financials ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Financials ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FINANCIALS SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the financials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market

                                                                   PROSPECTUS 29

as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financials Sector companies also may fluctuate widely in response to such events.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007                    -18.26%
2008                    -54.81%
2009                     30.54%

Highest Quarter Return                                    Lowest Quarter Return
06/30/2009      40.06%                                    12/31/2008    -36.95%

30

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                               Since Inception
                                                                            Past 1 Year           (11/1/2006)
                                                                           ------------        ---------------
Return Before Taxes                                                               30.54%                -19.32%
Return After Taxes on Distributions                                               29.72%                -19.85%
Return After Taxes on Distributions and Sale of Fund Shares                       19.68%                -15.95%
S&P Equal Weight Index Financials (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                              32.16%                -18.25%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

                                                                   PROSPECTUS 31

RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF (RYH)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P Equal Weight Health Care ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Health Care (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                0.50%
Distribution (12b-1) Fees                      None
Other Expenses                                 None
                                               ----
Total Annual Fund Operating Expenses           0.50%
                                               ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

 1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------       ---------      ----------     ----------
$     50       $     157      $      273     $      614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Health Care ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Health Care ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

HEALTH CARE SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the

32

market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Sector companies also may fluctuate widely in response to such events.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007                            10.81%
2008                           -26.66%
2009                            38.74%

Highest Quarter Return                                    Lowest Quarter Return
06/30/2009      40.06%                                    12/31/2008    -36.95%

                                                                   PROSPECTUS 33

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                          Since Inception
                                                                         Past 1 Year        (11/1/2006)
                                                                        ------------      ---------------
Return Before Taxes                                                           38.74%                 4.86%
Return After Taxes on Distributions                                           38.53%                 4.76%
Return After Taxes on Distributions and Sale of Fund Shares                   25.16%                 4.10%
S&P Equal Weight Index Health Care (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)                                                          39.82%                 5.94%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

34

RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF (RGI)

INVESTMENT OBJECTIVE - The investment objective of Rydex S&P Equal Weight Industrials ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Industrials (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                   0.50%
Distribution (12b-1) Fees                                         None
Other Expenses                                                    None
                                                                  ----
Total Annual Fund Operating Expenses                              0.50%
                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR       3 YEARS   5 YEARS   10 YEARS
------       -------   -------   --------
 $50           $157      $273      $614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Industrials ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Industrials ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

INDUSTRIALS SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the industrials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as

                                                                   PROSPECTUS 35

a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Industrials Sector companies also may fluctuate widely in response to such events.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007                     15.52%
2008                    -37.70%
2009                     28.57%

Highest Quarter Return                                    Lowest Quarter Return
06/30/2009  22.77%                                          12/31/2008  -23.01%

36

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                       Since Inception
                                                                        Past 1 Year       (11/1/2006)
                                                                        -----------    ---------------
Return Before Taxes                                                           28.57%             -1.40%
Return After Taxes on Distributions                                           27.63%             -2.00%
Return After Taxes on Distributions and Sale of Fund Shares                   18.44%             -1.39%
S&P Equal Weight Index Industrials (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                         30.10%             -0.81%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

                                                                   PROSPECTUS 37

RYDEX S&P EQUAL WEIGHT MATERIALS ETF (RTM)

INVESTMENT OBJECTIVE - The investment objective of Rydex S&P Equal Weight Materials ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Materials (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.50%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.50%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR       3 YEARS     5 YEARS    10 YEARS
------       -------     -------    --------
  $50          $157        $273       $614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Materials ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Materials ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

38

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MATERIALS SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the materials sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Materials Sector companies also may fluctuate widely in response to such events.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007                       10.16%
2008                      -41.44%
2009                       67.12%

Highest Quarter Return                                    Lowest Quarter Return
06/30/2009  37.60%                                          12/31/2008  -27.40%

                                                                   PROSPECTUS 39

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                       Since Inception
                                                                        Past 1 Year      (11/1/2006)
                                                                        -----------    ---------------
Return Before Taxes                                                           67.12%              4.58%
Return After Taxes on Distributions                                           66.23%              4.03%
Return After Taxes on Distributions and Sale of Fund Shares                   43.49%              3.62%
S&P Equal Weight Index Materials (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                         68.67%              5.53%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

40

RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF (RYT)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P Equal Weight Technology ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Technology (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.50%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.50%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR         3 YEARS     5 YEARS      10 YEARS
------         -------     -------      --------
  $50           $157         $273         $614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Technology ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Technology ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                                                   PROSPECTUS 41

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TECHNOLOGY SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Sector companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007                       1.81%
2008                     -45.73%
2009                      68.73%

Highest Quarter Return                                     Lowest Quarter Return
09/30/2009 22.16%                                             12/31/2008 -29.02%

42

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                       Since Inception
                                                                        Past 1 Year      (11/1/2006)
                                                                        -----------    ---------------
Return Before Taxes                                                           68.73%             -1.22%
Return After Taxes on Distributions                                           68.54%             -1.29%
Return After Taxes on Distributions and Sale of Fund Shares                   44.65%             -1.08%
S&P Equal Weight Index Technology (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                         69.92%             -0.74%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the following three individuals are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

                                                                   PROSPECTUS 43

RYDEX S&P EQUAL WEIGHT UTILITIES ETF (RYU)

INVESTMENT OBJECTIVE - The investment objective of the Rydex S&P Equal Weight Utilities ETF (the "Fund") is to replicate as closely as possible, before fees and expenses, the performance of the S&P Equal Weight Index Utilities (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                                   0.50%
Distribution (12b-1) Fees                                                         None
Other Expenses                                                                    None
                                                                                  ----
Total Annual Fund Operating Expenses                                              0.50%
                                                                                  ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR         3 YEARS     5 YEARS     10 YEARS
------         -------     -------     --------
  $50            $157        $273         $614

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex S&P Equal Weight Utilities ETF uses a passive management strategy, known as "replication," to track the performance of the Underlying Index. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. The Fund's Advisor expects that, over time, if the Fund has sufficient assets, the correlation between the Fund's performance and that of the Underlying Index, before fees and expenses, will be 95% or better. A figure of 100% would indicate perfect correlation.

Although the Advisor intends to use a replication strategy, the Fund may hold up to 10% of its assets in securities not included in its Underlying Index. As long as the Fund invests at least 90% of its total assets in the securities of its respective Underlying Index, the Fund may invest its other assets in futures contracts, options on futures contracts, options, and swaps related to its Underlying Index, as well as cash and cash equivalents.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex S&P Equal Weight Utilities ETF is subject to a number of additional risks that may affect the value of its shares, including:

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

44

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified because it invests a large portion of the Fund's assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

UTILITIES SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the utilities sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Sector companies also may fluctuate widely in response to such events.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

[BAR GRAPH]

2007                      10.32%
2008                     -30.83%
2009                      20.17%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009 12.15%                                             09/30/2008 -14.92%

                                                                   PROSPECTUS 45

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                                       Since Inception
                                                                        Past 1 Year      (11/1/2006)
                                                                        -----------    ---------------
Return Before Taxes                                                           20.17%             -1.38%
Return After Taxes on Distributions                                           18.43%             -2.43%
Return After Taxes on Distributions and Sale of Fund Shares                   12.99%             -1.68%
S&P Equal Weight Index Utilities (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                                         20.64%              0.87%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

      - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2006.

      - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2006.

      - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 46 of this prospectus.

46

PURCHASE AND SALE OF FUND SHARES - Shares may be purchased and redeemed from each Fund only in "Creation Units" of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units from a Fund. Most investors will buy and sell shares of a Fund on the Exchange. Individual shares may only be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Funds. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, a Fund's shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of a Fund through a broker-dealer on the Exchange.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

                                                                   PROSPECTUS 47

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

This Prospectus describes shares of the following funds (each a "Fund" and together the "Funds") which are grouped into the following categories:

RYDEX S&P PURE STYLE ETFS -- Rydex S&P 500 Pure Value ETF, Rydex S&P 500 Pure Growth ETF, Rydex S&P MidCap 400 Pure Value ETF, Rydex S&P MidCap 400 Pure Growth ETF, Rydex S&P SmallCap 600 Pure Value ETF, and Rydex S&P SmallCap 600 Pure Growth ETF

RYDEX S&P EQUAL WEIGHT SECTOR ETFS -- Rydex S&P Equal Weight Consumer Discretionary ETF, Rydex S&P Equal Weight Consumer Staples ETF, Rydex S&P Equal Weight Energy ETF, Rydex S&P Equal Weight Financials ETF, Rydex S&P Equal Weight Health Care ETF, Rydex S&P Equal Weight Industrials ETF, Rydex S&P Equal Weight Materials ETF, Rydex S&P Equal Weight Technology ETF, and Rydex S&P Equal Weight Utilities ETF

Section 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act") restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in
Section 12(d)(1) subject to certain terms and conditions set forth in a U.S. Securities and Exchange Commission (the "SEC") exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds. Creation Units of a Fund are issued and redeemed principally in-kind for securities included in the Fund's Underlying Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

INVESTMENT OBJECTIVES

The investment objectives of each Fund is non-fundamental and may be changed without shareholder approval.

INVESTMENT STRATEGIES

Each Fund's investment strategy is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments.

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary section for each Fund to determine which risks are applicable to a particular Fund.

CONSUMER DISCRETIONARY SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the consumer discretionary sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer discretionary sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer discretionary sector. The performance of Consumer Discretionary Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

CONSUMER STAPLES SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the consumer staples sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the consumer staples sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the consumer staples sector. The performance of Consumer Staples Companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

EARLY CLOSING RISK. Each Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in a Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when a Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

48

ENERGY SECTOR CONCENTRATION RISK. The risk that the securities of, or financial instruments tied to the performance of, issuers in the energy sector and energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in issuers conducting business in the energy sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy companies and energy sector commodities may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FINANCIAL SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the financial sector that the Fund purchases will underperform the market as a whole. To the extent the Fund's investments are concentrated in issuers conducting business in the financial sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the financial sector. Financial companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition.

HEALTH CARE SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the health care sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INDUSTRIALS SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the industrials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the industrials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Industrials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Further, the prices of securities of industrials companies, specifically transportation companies, may fluctuate widely due to their cyclical nature, occasional sharp price movements that may result from changes in the economy, fuel prices, labor agreement, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK. In certain circumstances, it may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for

                                                                   PROSPECTUS 49

instruments in which a Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK. Each Fund may invest in public and privately issued equity securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of equity securities. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. A Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which a Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of a Fund's securities and other financial instruments may fluctuate drastically from day to day.

MATERIALS SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the materials sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

MID-CAPITALIZATION SECURITIES RISK. In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

REPLICATION MANAGEMENT RISK. Unlike many investment companies, each Fund is not actively "managed." Therefore, unless a specific security is removed from a Fund's Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. If a specific security is removed from a Fund's Underlying Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in each Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of Fund shares will decline, more or less, in correspondence with any decline in value of a Fund's Underlying Index. An Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Advisor does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

50

SMALL-CAPITALIZATION SECURITIES RISK. In comparison to companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TECHNOLOGY SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the technology sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's Underlying Index, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error risk may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time. In addition, although the Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained.

UTILITIES SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the utilities sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information ("SAI").

FUND BENCHMARKS

The Funds seek to provide investment results that match the performance of a specific benchmark. Additional information about each benchmark is set forth below.

The S&P 500 Pure Value Index is narrow in focus, containing only those S&P 500 companies with strong value characteristics as selected by S&P. As of December 31, 2009, the S&P 500(R) Pure Value Index included 126 of the constituents that comprise the S&P 500. As of December 31, 2009, the S&P 500 Pure Value Index included companies with a capitalization range of $1.1 billion to $154.5 billion.

The S&P 500 Pure Growth Index is narrow in focus, containing only those S&P 500 companies with strong growth characteristics as selected by S&P. As of December 31, 2009, the S&P 500 Pure Growth Index included

                                                                   PROSPECTUS 51

125 of the constituents that comprise the S&P 500. As of December 31, 2009, the S&P 500 Pure Growth Index included companies with a capitalization range of $2.1 billion to $271.3 billion.

The S&P MidCap 400 Pure Value Index is narrow in focus, containing only those S&P MidCap 400 companies with strong value characteristics as selected by S&P. As of December 31, 2009, the S&P MidCap 400 Pure Value Index included 93 of the constituents that comprise the S&P MidCap 400. As of December 31, 2009, the S&P MidCap 400 Pure Value Index included companies with a capitalization range of $293.8 million to $4.7 billion.

The S&P MidCap 400 Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 companies with strong growth characteristics as selected by S&P. As of December 31, 2009, the S&P MidCap 400 Pure Growth Index included 114 of the constituents that comprise the S&P MidCap 400. As of December 31, 2009, the S&P MidCap 400 Pure Growth Index included companies with a capitalization range of $883.5 million to $6.8 billion.

The S&P SmallCap 600 Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong value characteristics as selected by S&P. As of December 31, 2009, the S&P SmallCap 600 Pure Value Index included 123 of the constituents that comprise the S&P SmallCap 600. As of December 31, 2009, the S&P SmallCap 600 Pure Value Index included companies with a capitalization range of $57.7 million to $1.8 billion.

The S&P SmallCap 600 Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 companies with strong growth characteristics as selected by S&P. As of December 31, 2009, the S&P SmallCap 600 Pure Growth Index included 170 of the constituents that comprise the S&P SmallCap 600. As of December 31, 2009, the S&P SmallCap 600 Pure Growth Index included companies with a capitalization range of $142.2 million to $2.8 billion.

The S&P Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500 Consumer Discretionary Index that consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Consumer Discretionary included companies with a capitalization range of $1.1 billion to $67.4 billion.

The S&P Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500 Consumer Staples Index that consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Consumer Staples included companies with a capitalization range of $2.6 billion to $203.7 billion.

The S&P Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500 Energy Index that consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Energy included companies with a capitalization range of $1.8 billion to $323.8 billion.

The S&P Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500 Financials Index that consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Financials included companies with a capitalization range of $1.7 billion to $164.2 billion.

The S&P Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500 Health Care Index that consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Health Care included companies with a capitalization range of $2.4 billion to $177.7 billion.

The S&P Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500 Industrials Index that consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery; commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the

52

Industrials sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Industrials included companies with a capitalization range of $2 billion to $161.1 billion.

The S&P Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500 Materials Index that consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Materials included companies with a capitalization range of $2.2 billion to $44.6 billion.

The S&P Equal Weight Index Technology is an unmanaged equal weighted version of the S&P 500 Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Technology included companies with a capitalization range of $1.4 billion to $271.3 billion.

The S&P Equal Weight Index Utilities is an unmanaged equal weighted version of the S&P 500 Utilities Index that consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Utilities sector of the S&P 500 Index. As of December 31, 2009, the S&P Equal Weight Index Utilities included companies with a capitalization range of $1.9 billion to $165.4 billion.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex|SGI ETF's since each Rydex|SGI ETF's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended October 31, 2009, based on the average daily net assets of each Fund, as set forth below:

FUND                                                      ADVISORY FEE
-------------------------------------------------------   ------------
Rydex S&P 500 Pure Value ETF ..........................        0.35%
Rydex S&P 500 Pure Growth ETF .........................        0.35%
Rydex S&P MidCap 400 Pure Value ETF ...................        0.35%
Rydex S&P MidCap 400 Pure Growth ETF ..................        0.35%
Rydex S&P SmallCap 600 Pure Value ETF .................        0.35%
Rydex S&P SmallCap 600 Pure Growth ETF ................        0.35%
Rydex S&P Equal Weight Consumer Discretionary ETF .....        0.50%
Rydex S&P Equal Weight Consumer Staples ETF ...........        0.50%
Rydex S&P Equal Weight Energy ETF .....................        0.50%
Rydex S&P Equal Weight Financials ETF .................        0.50%
Rydex S&P Equal Weight Health Care ETF ................        0.50%
Rydex S&P Equal Weight Industrials ETF ................        0.50%
Rydex S&P Equal Weight Materials ETF ..................        0.50%
Rydex S&P Equal Weight Technology ETF .................        0.50%
Rydex S&P Equal Weight Utilities ETF ..................        0.50%

                                                                   PROSPECTUS 53

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Advisor has contractually agreed to pay all operating expenses of the Fund, excluding management fees, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, any future distribution fees or expenses, and extraordinary expenses. Other expenses are therefore estimated to be less than 0.01% for the fiscal year ending October 31, 2010.

The Funds invest in a money market fund pursuant to a cash sweep agreement, and may invest in other investment companies. As a shareholder in a money market fund or other investment company, the Funds will indirectly bear their proportionate share of the fees and expenses of such money market fund or investment company. The money market's fees and expenses amount to less than ..001%. The Funds' fees and expenses incurred indirectly by the Funds as a result of investments in other investment companies will be less than 0.01%.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2009 Annual Report to Shareholders, which covers the period November 1, 2008 to October 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the Funds:

Michael P. Byrum, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NASDAQ-100(R) Strategy Funds, and helped to create the Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

Michael J. Dellapa, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Multi-Hedge Strategies Fund, which is offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) 1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

Ryan A. Harder, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB

54

Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

      CALCULATING NAV

      Each Fund calculates its NAV by:

            -     Taking the current market value of its total assets

            -     Subtracting any liabilities

            - Dividing that amount by the total number of shares owned by shareholders

      The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time).

      In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. Because the Funds invest substantially all of their assets in the component securities included in their respective Underlying Indices, and these securities are selected for their market size, liquidity and industry group representation, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is primarily traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

      If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

BUYING AND SELLING SHARES

Fund shares are listed for secondary trading on the Exchange. When you buy or sell the Fund's shares on the secondary market, you will pay or receive the market price. Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

The secondary markets are closed on weekends and also are generally closed on the following holiday: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares

                                                                   PROSPECTUS 55

at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and Rydex Distributors, Inc. (the "Distributor"), the Funds' distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2011. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

            - Each Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains income.

            - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

            - Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

            - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

            - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

            - Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

56

            - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

            - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

            - Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

            - Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

            - If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

            - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gains distribution from a Fund, until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

BACK-UP WITHHOLDING

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to back-up withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

NON-U.S. INVESTORS

Foreign shareholders (I.E., non-resident alien individuals and foreign corporation, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code of 1986's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

                                                                   PROSPECTUS 57

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of each Fund's Shares was greater than the Fund's NAV and the number of days it was less than the Fund's NAV (I.E., premium or discount) for various time periods is available by visiting the Fund's website at www.rydex-sgi.com.

MORE INFORMATION

For more information on how to buy and sell shares of the Funds, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5100 or visit www.rydex-sgi.com.

58

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's annual report along with the Trust's financial statements. The annual report is available upon request.

                             NET ASSET     NET       NET REALIZED               DISTRIBUTION  DISTRIBUTIONS                NET ASSET
                             VALUE, AT  INVESTMENT  AND UNREALIZED  TOTAL FROM    FROM NET      FROM NET                   VALUE, AT
                             BEGINNING    INCOME    GAIN (LOSS) ON  INVESTMENT   INVESTMENT     REALIZED         TOTAL       END OF
PERIOD ENDED                 OF PERIOD   (LOSS)**    INVESTMENTS    OPERATIONS     INCOME         GAINS      DISTRIBUTION    PERIOD
---------------------------  ---------  ----------  --------------  ----------  ------------  -------------  ------------  ---------
RYDEX S&P 500 PURE
 VALUE ETF
  OCTOBER 31, 2009           $   17.98  $     0.49  $         3.53  $     4.02  $      (0.54) $          --  $         --  $ 21.46
  October 31, 2008               34.46        1.00          (16.44)     (15.44)        (1.04)            --            --    17.98
  October 31, 2007               32.66        0.75            1.80        2.55         (0.75)            --            --    34.46
  October 31, 2006*              29.87        0.49            2.58        3.07         (0.28)            --            --    32.66

RYDEX S&P 500 PURE
 GROWTH ETF
  OCTOBER 31, 2009               24.40        0.18            6.46        6.64         (0.19)            --            --    30.85
  October 31, 2008               39.59        0.20          (15.19)     (14.99)        (0.20)            --            --    24.40
  October 31, 2007               35.30        0.25            4.26        4.51         (0.22)            --            --    39.59
  October 31, 2006*              34.42        0.11            0.84        0.95         (0.07)            --            --    35.30

RYDEX S&P MIDCAP 400 PURE
 VALUE ETF
  OCTOBER 31, 2009               20.24        0.59            3.92        4.51         (0.55)            --            --    24.20
  October 31, 2008               35.76        0.87          (15.54)     (14.67)        (0.84)            --            --    20.24
  October 31, 2007               33.27        0.82            2.48        3.30         (0.81)            --            --    35.76
  October 31, 2006*              31.53        0.44            1.60        2.04         (0.30)            --            --    33.27

RYDEX S&P MIDCAP 400 PURE
 GROWTH ETF
  OCTOBER 31, 2009               39.10        0.09           13.79       13.88         (0.09)            --         (0.09)   52.89
  October 31, 2008               59.75        0.02          (20.63)     (20.61)        (0.04)            --         (0.04)   39.10
  October 31, 2007               50.10        0.33            9.73       10.06         (0.27)         (0.14)        (0.41)   59.75
  October 31, 2006*              52.62        0.02           (2.53)      (2.51)        (0.01)            --         (0.01)   50.10

RYDEX S&P SMALLCAP 600
 PURE VALUE ETF
  OCTOBER 31, 2009               23.21        0.32            5.29        5.61         (0.32)            --         (0.32)   28.50
  October 31, 2008               37.38        0.79          (14.26)     (13.47)        (0.70)            --         (0.70)   23.21
  October 31, 2007               40.13        0.74           (2.85)      (2.11)        (0.62)         (0.02)        (0.64)   37.38
  October 31, 2006*              38.45        0.37            1.62        1.99         (0.31)            --         (0.31)   40.13

RYDEX S&P SMALLCAP 600
 PURE GROWTH ETF
  OCTOBER 31, 2009               29.03        0.06            5.13        5.19         (0.09)            --            --    34.13
  October 31, 2008               44.92        0.17          (15.87)     (15.70)        (0.19)            --            --    29.03
  October 31, 2007               39.10          --            5.84        5.84         (0.02)            --            --    44.92
  October 31, 2006*              39.31       (0.01)          (0.20)      (0.21)           --             --            --    39.10

RYDEX S&P EQUAL WEIGHT
 CONSUMER DISCRETIONARY ETF
  OCTOBER 31, 2009               24.82        0.40            7.93        8.33         (0.37)            --            --    32.78
  October 31, 2008               44.50        0.53          (19.59)     (19.06)        (0.62)            --            --    24.82
  October 31, 2007*              44.98        0.32           (0.49)      (0.17)        (0.31)            --            --    44.50

RYDEX S&P EQUAL WEIGHT
 CONSUMER STAPLES ETF
  OCTOBER 31, 2009               41.47        1.04            6.91        7.95         (1.00)            --            --    48.42
  October 31, 2008               52.68        0.88          (11.22)     (10.34)        (0.87)            --            --    41.47
  October 31, 2007*              48.16        1.16            4.32        5.48         (0.96)            --            --    52.68

                                                        RATIOS TO
                                                  AVERAGE NET ASSETS:
                                        --------------------------------------   NET ASSETS,
                                                          NET       PORTFOLIO    AT END OF
                               TOTAL                   INVESTMENT    TURNOVER   PERIOD(000'S
PERIOD ENDED                 RETURN***   EXPENSES        INCOME       RATE+       OMITTED)
---------------------------  ---------  -----------  -------------  ----------  ------------
RYDEX S&P 500 PURE
 VALUE ETF
  OCTOBER 31, 2009              23.73%    0.35%          2.92%           45%    $     30,101
  October 31, 2008             (45.76)%   0.35%          3.63%           53%          17,994
  October 31, 2007               7.79%    0.35%          2.15%           26%          39,635
  October 31, 2006*             10.27%    0.35%****      2.37%****        4%          21,232

RYDEX S&P 500 PURE
 GROWTH ETF
  OCTOBER 31, 2009              27.41%    0.35%          0.69%           27%          38,568
  October 31, 2008             (38.00)%   0.35%          0.57%           30%          24,398
  October 31, 2007              12.79%    0.35%          0.66%           24%          63,340
  October 31, 2006*              2.77%    0.35%****      0.48%****        7%          17,649

RYDEX S&P MIDCAP 400
 PURE VALUE ETF
  OCTOBER 31, 2009              23.32%    0.35%          2.90%           57%          22,997
  October 31, 2008             (41.75)%   0.35%          2.87%           64%          10,126
  October 31, 2007               9.94%    0.35%          2.28%           46%          21,458
  October 31, 2006*              6.48%    0.35%****      2.07%****        4%          14,973

RYDEX S&P MIDCAP 400
 PURE GROWTH ETF
  OCTOBER 31, 2009              35.59%    0.35%          0.19%           29%         108,432
  October 31, 2008             (34.52)%   0.35%          0.04%           52%          17,596
  October 31, 2007              20.17%    0.35%          0.60%           53%          20,914
  October 31, 2006*             (4.76)%   0.35%****      0.07%****       14%          22,547

RYDEX S&P SMALLCAP 600
 PURE VALUE ETF
  OCTOBER 31, 2009              25.00%    0.35%          1.18%           43%         108,284
  October 31, 2008             (36.48)%   0.35%          2.57%           50%          25,527
  October 31, 2007              (5.38)%   0.35%          1.78%           37%          22,426
  October 31, 2006*              5.19%    0.35%****      1.46%****        7%           6,019

RYDEX S&P SMALLCAP 600
 PURE GROWTH ETF
  OCTOBER 31, 2009              17.93%    0.35%          0.21%           46%          11,945
  October 31, 2008             (35.05)%   0.35%          0.44%           63%           7,257
  October 31, 2007              14.93%    0.35%          0.00%           51%          11,229
  October 31, 2006*             (0.55)%   0.35%****     (0.04)%****      14%           7,820

RYDEX S&P EQUAL WEIGHT
 CONSUMER DISCRETIONARY ETF
  OCTOBER 31, 2009              34.20%    0.50%          1.61%           42%          11,474
  October 31, 2008             (43.27)%   0.50%          1.44%           29%           3,722
  October 31, 2007*             (0.40)%   0.50%****      0.67%****       28%          28,928

RYDEX S&P EQUAL WEIGHT
 CONSUMER STAPLES ETF
  OCTOBER 31, 2009              19.60%    0.50%          2.52%           25%           9,685
  October 31, 2008             (19.87)%   0.50%          1.78%           25%          10,368
  October 31, 2007*             11.45%    0.50%****      2.29%****       19%           7,902

                                                                   PROSPECTUS 59

FINANCIAL HIGHLIGHTS (CONCLUDED)

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's annual report along with the Trust's financial statements. The annual report is available upon request.

                             NET ASSET     NET       NET REALIZED               DISTRIBUTIONS  DISTRIBUTIONS
                             VALUE, AT  INVESTMENT  AND UNREALIZED  TOTAL FROM    FROM NET       FROM NET
                             BEGINNING    INCOME    GAIN (LOSS) ON  INVESTMENT   INVESTMENT      REALIZED        TOTAL
PERIOD ENDED                 OF PERIOD   (LOSS)**    INVESTMENTS    OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
---------------------------  ---------  ----------  --------------  ----------  -------------  -------------  -------------
RYDEX S&P EQUAL
 WEIGHT ENERGY ETF
   OCTOBER 31, 2009          $   39.72  $     0.46  $         7.93  $     8.39  $       (0.42) $          --  $       (0.42)
   October 31, 2008              67.48        0.33          (25.94)     (25.61)         (0.35)         (1.80)         (2.15)
   October 31, 2007*             48.35        0.27           19.14       19.41          (0.28)            --          (0.28)

RYDEX S&P EQUAL WEIGHT
 FINANCIALS ETF
   OCTOBER 31, 2009              21.41        0.36            0.18        0.54          (0.42)            --             --
   October 31, 2008              46.67        1.02          (25.40)     (24.38)         (0.88)            --             --
   October 31, 2007*             48.57        0.92           (1.95)      (1.03)         (0.87)            --             --

RYDEX S&P EQUAL WEIGHT
 HEALTH CARE ETF
   OCTOBER 31, 2009              42.21        0.19            8.35        8.54          (0.19)            --             --
   October 31, 2008              57.94        0.14          (15.74)     (15.60)         (0.13)            --             --
   October 31, 2007*             49.46        0.11            8.48        8.59          (0.11)            --             --

RYDEX S&P EQUAL WEIGHT
 INDUSTRIALS ETF
   OCTOBER 31, 2009              35.73        0.67            4.12        4.79          (0.76)            --          (0.76)
   October 31, 2008              59.37        0.61          (21.82)     (21.21)         (0.65)         (1.78)         (2.43)
   October 31, 2007*             49.15        0.56           10.21       10.77          (0.55)            --          (0.55)

RYDEX S&P EQUAL WEIGHT
 MATERIALS ETF
   OCTOBER 31, 2009              34.37        0.60           11.49       12.09          (0.68)            --             --
   October 31, 2008              59.42        1.40          (25.11)     (23.71)         (1.34)            --             --
   October 31, 2007*             48.43        0.85           10.74       11.59          (0.60)            --             --

RYDEX S&P EQUAL WEIGHT
 TECHNOLOGY ETF
   OCTOBER 31, 2009              29.98        0.11           10.03       10.14          (0.14)            --             --
   October 31, 2008              55.18        0.06          (25.19)     (25.13)         (0.07)            --             --
   October 31, 2007*             47.80       (0.05)           7.43        7.38             --             --             --

RYDEX S&P EQUAL WEIGHT
 UTILITIES ETF
   OCTOBER 31, 2009              41.18        1.89            0.88        2.77          (1.82)            --             --
   October 31, 2008              62.28        1.81          (21.09)     (19.28)         (1.82)            --             --
   October 31, 2007*             54.91        1.55            7.38        8.93          (1.56)            --             --

                                                                       RATIOS TO
                                                                   AVERAGE NET ASSETS:
                             NET ASSET              -----------------------------------------    NET ASSETS,
                             VALUE, AT                                  NET       PORTFOLIO      AT END OF
                               END OF     TOTAL                      INVESTMENT    TURNOVER     PERIOD(000'S
PERIOD ENDED                   PERIOD    RETURN***     EXPENSES        INCOME       RATE+         OMITTED)
---------------------------  ---------  ----------  --------------  ----------- -------------  -------------
RYDEX S&P EQUAL
 WEIGHT ENERGY ETF
   OCTOBER 31, 2009          $   47.69   21.39%        0.50%         1.16%            33%      $      11,922
   October 31, 2008              39.72  (39.28)%       0.50%         0.50%            38%              5,958
   October 31, 2007*             67.48   40.28%        0.50%****     0.47%****        34%             10,122

RYDEX S&P EQUAL WEIGHT
 FINANCIALS ETF
   OCTOBER 31, 2009              21.53    3.15%        0.50%         2.00%            49%             13,995
   October 31, 2008              21.41  (52.88)%       0.50%         3.09%            51%             10,705
   October 31, 2007*             46.67   (2.23)%       0.50%****     1.84%****        31%              7,000

RYDEX S&P EQUAL WEIGHT
 HEALTH CARE ETF
   OCTOBER 31, 2009              50.56   20.31%        0.50%         0.42%            38%             73,308
   October 31, 2008              42.21  (26.98)%       0.50%         0.26%            26%             48,537
   October 31, 2007*             57.94   17.37%        0.50%****     0.20%****        55%             17,383

RYDEX S&P EQUAL WEIGHT
 INDUSTRIALS ETF
   OCTOBER 31, 2009              39.76   13.84%        0.50%         1.88%            35%             17,890
   October 31, 2008              35.73  (37.12)%       0.50%         1.17%            30%              7,146
   October 31, 2007*             59.37   22.00%        0.50%****     1.02%****        36%              8,905

RYDEX S&P EQUAL WEIGHT
 MATERIALS ETF
   OCTOBER 31, 2009              45.78   35.82%        0.50%         1.41%            57%             41,199
   October 31, 2008              34.37  (40.67)%       0.50%         2.69%            34%              5,155
   October 31, 2007*             59.42   24.02%        0.50%****     1.53%****        31%              8,913

RYDEX S&P EQUAL WEIGHT
 TECHNOLOGY ETF
   OCTOBER 31, 2009              39.98   33.94%        0.50%         0.30%            30%             53,969
   October 31, 2008              29.98  (45.58)%       0.50%         0.14%            36%              7,495
   October 31, 2007*             55.18   15.44%        0.50%****    (0.10)%****       60%             19,312

RYDEX S&P EQUAL WEIGHT
 UTILITIES ETF
   OCTOBER 31, 2009              42.13    6.97%        0.50%         4.64%            26%              8,427
   October 31, 2008              41.18  (31.63)%       0.50%         3.30%            25%              4,118
   October 31, 2007*             62.28   16.41%        0.50%****     2.59%****        20%              6,228

* SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 1, 2006 -- RYDEX S&P 500 PURE VALUE ETF, RYDEX S&P 500 PURE GROWTH ETF, RYDEX S&P MIDCAP 400 PURE VALUE ETF, RYDEX S&P MIDCAP 400 PURE GROWTH ETF, RYDEX S&P SMALLCAP 600 PURE VALUE ETF AND RYDEX S&P SMALLCAP 600 PURE GROWTH ETF; NOVEMBER 1, 2006 -- RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF, RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF, RYDEX S&P EQUAL WEIGHT ENERGY ETF, RYDEX S&P EQUAL WEIGHT FINANCIALS ETF, RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF, RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF, RYDEX S&P EQUAL WEIGHT MATERIALS ETF, RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF AND RYDEX S&P EQUAL WEIGHT UTILITIES ETF.

**    BASED ON AVERAGE SHARES OUTSTANDING.

*** TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTION AT NET ASSET VALUE DURING THE PERIOD, AND REDEMPTION ON THE LAST DAY OF THE PERIOD. TRANSACTION FEES ARE NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURN CALCULATED FOR A PERIOD OF LESS THAN ONE YEAR IS NOT ANNUALIZED.

****  ANNUALIZED.

+ PORTFOLIO TURNOVER IS NOT ANNUALIZED AND DOES NOT INCLUDE SECURITIES RECEIVED OR DELIVERED FROM PROCESSING CREATIONS OR REDEMPTIONS.

60

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

THE RYDEX S&P PURE STYLE ETFS AND RYDEX S&P EQUAL WEIGHT SECTOR ETFS (THE "S&P FUNDS") ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S FINANCIAL SERVICES LLC AND ITS AFFILIATES ("S&P") OR CITIGROUP GLOBAL MARKETS AND ITS AFFILIATES ("CITIGROUP"). NEITHER S&P NOR CITIGROUP MAKES ANY REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCT OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCT PARTICULARLY OR THE ABILITY OF THE S&P 500 PURE VALUE INDEX, S&P 500 PURE GROWTH INDEX, S&P MIDCAP 400 PURE VALUE INDEX, S&P MIDCAP 400 PURE GROWTH INDEX, S&P SMALLCAP 600 PURE VALUE INDEX, S&P SMALLCAP 600 PURE GROWTH INDEX, S&P EQUAL WEIGHT INDEX CONSUMER DISCRETIONARY, S&P EQUAL WEIGHT INDEX CONSUMER STAPLES, S&P EQUAL WEIGHT INDEX ENERGY, S&P EQUAL WEIGHT INDEX FINANCIALS, S&P EQUAL WEIGHT INDEX HEALTH CARE, S&P EQUAL WEIGHT INDEX INDUSTRIALS, S&P EQUAL WEIGHT INDEX INFORMATION TECHNOLOGY, S&P EQUAL WEIGHT INDEX MATERIALS AND S&P EQUAL WEIGHT INDEX TELECOMMUNICATION SERVICES & UTILITIES (THE "S&P INDICES") TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND CITIGROUP'S ONLY RELATIONSHIP TO ADVISOR AND ITS AFFILIATES ("PADCO ADVISORS II, INC.") IN CONNECTION WITH THE S&P FUNDS IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INDICES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO PADCO ADVISORS II, INC. OR THE PRODUCT. S&P AND CITIGROUP HAVE NO OBLIGATION TO TAKE THE NEEDS OF PADCO ADVISORS II, INC. OR THE OWNERS OF THE PRODUCT INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INDICES. S&P AND CITIGROUP ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE PRODUCT OR THE TIMING OF THE ISSUANCE OR SALE OF THE PRODUCT OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCT SHARES ARE TO BE CONVERTED INTO CASH. S&P AND CITIGROUP HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE PRODUCT.

S&P AND CITIGROUP DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDICES OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND CITIGROUP MAKE NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PADCO ADVISORS II, INC., OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FORM THE USE OF THE S&P INDICES OR ANY DATA INCLUDED THEREIN. S&P AND CITIGROUP MAKE NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR CITIGROUP HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P INDICES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                   PROSPECTUS 61

ADDITIONAL INFORMATION

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE SAI DATED MARCH 1, 2010. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEBSITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS FROM THE SEC BY MAIL, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: U.S. SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-1520 OR BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS OR MAKE INQUIRIES, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX|SGI WEB SITE AT WWW.RYDEX-SGI.COM, OR WRITING TO RYDEX ETF TRUST, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX |SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S INVESTMENT COMPANY ACT FILE NUMBER IS 811-21261.

62

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


                                                                   PROSPECTUS 63

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

64

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


                                                                   PROSPECTUS 65

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

66

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


                                                                   PROSPECTUS 67

THIS PAGE INTENTIONALLY LEFT BLANK.

THIS PAGE INTENTIONALLY LEFT BLANK.

GO GREEN!
ELIMINATE MAILBOX CLUTTER

Go paperless with Rydex | SGI eDelivery -- a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Rydex | SGI eDelivery you can:

-     View online confirmations and statements at your convenience.

- Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

-     Access prospectuses, annual reports and semiannual reports online.

IT'S  EASY TO ENROLL:

1/    Visit www.rydex-sgi.com and select "Individual Investors"

2/    Click on "eDelivery Sign-up" [LOGO]

3/    Follow the simple enrollment instructions

If you have QUESTIONS ABOUT RYDEX |SGI EDELIVERY SERVICES, contact one of our Shareholder Service Representatives at 800.820.0888.

                                     [LOGO]

                          (NOT PART OF THE PROSPECTUS)

[LOGO]

9601 BLACKWELL ROAD, SUITE 500
ROCKVILLE, MD 20850
800.820.0888 WWW.RYDEX-SGI.COM

ETFPSQ-1-0310x0311

PLEASE SEE THE RYDEX|SGI EDELIVERY NOTICE INSIDE THE BACK COVER.

                                                           RYDEX | SGI LEVERAGED
                                                                AND INVERSE ETFS
                                                                      PROSPECTUS

                                                                   MARCH 1, 2010

                                     Rydex 2x S&P 500 ETF (NYSE Arca, Inc.: RSU)
                             Rydex Inverse 2x S&P 500 ETF (NYSE Arca, Inc.: RSW)
                              Rydex 2x S&P MidCap 400 ETF (NYSE Arca, Inc.: RMM)
                      Rydex Inverse 2x S&P MidCap 400 ETF (NYSE Arca, Inc.: RMS)
                             Rydex 2x Russell 2000(R) ETF (NYSE Arca, Inc.: RRY)
                     Rydex Inverse 2x Russell 2000(R) ETF (NYSE Arca, Inc.: RRZ)
                    Rydex 2x S&P Select Sector Energy ETF (NYSE Arca, Inc.: REA)
            Rydex Inverse 2x S&P Select Sector Energy ETF (NYSE Arca, Inc.: REC)
                 Rydex 2x S&P Select Sector Financial ETF (NYSE Arca, Inc.: RFL) Rydex Inverse 2x S&P Select Sector Financial ETF (NYSE Arca, Inc.: RFN)
               Rydex 2x S&P Select Sector Health Care ETF (NYSE Arca, Inc.: RHM) Rydex Inverse 2x S&P Select Sector Health Care ETF (NYSE Arca, Inc.: RHO)
                Rydex 2x S&P Select Sector Technology ETF (NYSE Arca, Inc.: RTG) Rydex Inverse 2x S&P Select Sector Technology ETF (NYSE Arca, Inc.: RTW)

                                                          (RYDEXSHARES(TM) LOGO)
                                (RYDEX | SGI SECURITY GLOBAL INVESTORS(SM) LOGO)

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

IMPORTANT INFORMATION REGARDING LEVERAGED FUNDS ..........................     1
FUND SUMMARIES
(INCLUDES FUND OBJECTIVE; FEES AND EXPENSES; PORTFOLIO TURNOVER;
PRINCIPAL INVESTMENT STRATEGIES; PRINCIPAL RISKS; PERFORMANCE
INFORMATION; MANAGEMENT; PURCHASE AND SALE INFORMATION; TAX
INFORMATION; AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
INTERMEDIARIES)
   RYDEX 2X S&P 500 ETF ..................................................     7
   RYDEX INVERSE 2X S&P 500 ETF ..........................................    10
   RYDEX 2X S&P MIDCAP 400 ETF ...........................................    13
   RYDEX INVERSE 2X S&P MIDCAP 400 ETF ...................................    16
   RYDEX 2X RUSSELL 2000(R) ETF ..........................................    19
   RYDEX INVERSE 2X RUSSELL 2000(R) ETF ..................................    22
   RYDEX 2X S&P SELECT SECTOR ENERGY ETF .................................    25
   RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF .........................    28
   RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF ..............................    31
   RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF ......................    34
   RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF ............................    37
   RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF ....................    40
   RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF .............................    43
   RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF .....................    46
PURCHASE AND SALE OF FUND SHARES .........................................    49
TAX INFORMATION ..........................................................    49
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES ............    49
MORE INFORMATION ABOUT THE TRUST AND THE FUNDS ...........................    50
FUND BENCHMARKS ..........................................................    55
MANAGEMENT OF THE FUNDS ..................................................    56
SHAREHOLDER INFORMATION ..................................................    56
BUYING AND SELLING FUND SHARES ...........................................    57
DIVIDENDS AND DISTRIBUTIONS ..............................................    57
TAX INFORMATION ..........................................................    58
PREMIUM/DISCOUNT INFORMATION .............................................    59
MORE INFORMATION .........................................................    59
FINANCIAL HIGHLIGHTS .....................................................    60
INDEX PUBLISHERS INFORMATION .............................................    62
ADDITIONAL INFORMATION ...................................................    64

PLEASE SEE THE RYDEX | SGI EDELIVERY NOTICE INSIDE THE BACK COVER.

                                  PROSPECTUS 1

IMPORTANT INFORMATION REGARDING LEVERAGED FUNDS

The funds offered in this prospectus are exchange-traded funds that seek DAILY LEVERAGED investment results. The funds generally are intended to be used as short-term trading vehicles. The funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

The Rydex 2x S&P 500 ETF, Rydex 2x MidCap 400 ETF, Rydex 2x Russell 2000(R) ETF, Rydex 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Heath Care ETF, and Rydex 2x S&P Select Sector Technology ETF (the "Leveraged Funds") seek DAILY LEVERAGED investment results. The Rydex Inverse 2x S&P 500 ETF, Rydex Inverse 2x MidCap 400 ETF, Rydex Inverse 2x Russell 2000(R) ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Heath Care ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF (the "Leveraged Inverse Funds") seek to provide leveraged investment results that match the opposite of the performance of a specific benchmark on a DAILY BASIS. Unless otherwise specified, the Leveraged Funds and Leveraged Inverse Funds will be referred to as the "Funds."

The Funds are very different from most exchange-traded funds, because the Funds pursue DAILY LEVERAGED investment goals. As a result, the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark on an investment. Also, each of the Leveraged Inverse Funds pursues leveraged investment goals that are inverse to the performance of its benchmark, a result opposite of most exchange-traded funds. Finally, because each Fund offered in this prospectus seeks DAILY LEVERAGED investment results, the return of a Fund for a period longer than a full trading day will be the sum of the series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for periods of less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund's stated goal and the performance of the target index for the full trading day.

THE FUNDS ARE NOT SUITABLE FOR ALL INVESTORS. The Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage,
(b) understand the consequences of seeking daily leveraged investment results,
(c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy the Funds. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

     UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

     It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. As a result, the use of leverage could cause the performance of a fund to be less than or greater than the performance of the index underlying the fund's benchmark multiplied by the amount of leverage employed, before accounting for fees and expenses. The following simple examples provide an illustration:

     EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

     EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. The next day, if the index decreases 10%, the value of your shares in Fund B would be expected to decrease $24 (20% of $120) to $96.

     Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

     The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a fund's benchmark due to the compounding effect of losses and gains on the returns of the fund. It is also expected that a fund's use of consistently applied leverage will cause the fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

     The following graphs further illustrate the impact of leverage on fund performance in comparison to the performance of the fund's underlying index in three different markets. Each of the three graphs shows a simulated hypothetical of the one-year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of exactly twice (200%) the daily index returns.

     In order to isolate the impact of leverage, the hypothetical graphs assume:
     (i) no tracking error (see "Tracking Error Risk" under "Descriptions of Principal Risks"); (ii) no dividends paid by the companies included in the underlying index; (iii) no expenses; and (iv) borrowing and/or lending rates (required to obtain leverage) of zero percent. If tracking error, fund expenses, and borrowing and lending rates of greater than zero percent were included in the graphs, the fund's performance would be lower than that shown below. Each of the graphs also assumes an index volatility of 20%. An index's volatility is a statistical measure of the magnitude of the fluctuations in the returns of an index. The S&P 500 Index's index volatility may be more or less significant at any given time. The average of the most recent five-year historical volatility of the S&P 500 Index is 16.05%. The indices underlying the Funds' benchmarks have different historical volatilities, which may be more or less significant than the index volatilities assumed in the graphs below. The average historical volatility for the five year period ended December 31, 2009 of the S&P 400 MidCap Index and Russell 2000(R) Index is 19.57% and 21.35%, respectively. The average historical volatility for the five year period ended December 31, 2009 of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index is 24.79%, 29.07%, 14.41%, and 19.09%, respectively. The hypothetical graphs are meant to demonstrate the effects of leverage only and are in no way indicative of the actual performance of any of the Funds.

                                  UPWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance             2x Fund Performance
               0                               0
        -0.66366                        -1.32732
    -0.348088315                     -0.70039326
     -1.01242775                    -2.024374777
    -0.662813543                    -1.332294555
     1.978164896                     3.914064678
     4.522010219                     9.098337365
     5.354057682                     10.83529199
     7.215979943                     14.75287623
     4.917805413                     9.833420421
     4.391904913                     8.732340382
     3.670525533                     7.229594198
     4.533727797                     9.015267185
     3.026665043                     5.871920971
     1.561213759                     2.860076563
     1.075537879                     1.876302218
    -0.763329381                    -1.830568914
    -0.990988228                    -2.280989898
     1.218100843                     2.079623209
     1.101801245                     1.845044235
    -1.736530723                    -3.873351309
     -1.54515279                    -3.498918787
      0.82258783                     1.142590217
     0.566972323                     0.629736599
     0.704638452                     0.905240692
    -0.148551386                    -0.804538068
     0.730400976                     0.941817878
    -0.694128355                    -1.913220499
     0.878578734                     1.193580155
     0.927403966                     1.291535541
     1.210353943                     1.859477181
     1.196096441                     1.830779292
     0.612346758                     0.655957591
     2.228482884                     3.889630885
     2.441455483                     4.322497421
     2.046287568                     3.517649353
     2.496117809                     4.430281653
     1.139581689                     1.666012098
     0.788526201                     0.960246642
    -0.202436667                     -1.02505584
     0.070549588                    -0.483583716
     0.532665379                     0.435530002
    -0.133645021                     -0.89580321
      0.48769348                     0.337389953
    -0.515907261                    -1.666809277
    -1.135225584                    -2.891116501
    -1.462586625                    -3.534210371
    -1.296886111                    -3.209776627
    -1.455482274                    -3.520821689
    -0.921410406                     -2.47506458
     -2.80865938                     -6.19037452
    -3.662028508                    -7.837727829
    -1.564654531                    -3.824798174
    -1.524436802                    -3.746209569
    -1.276997254                    -3.262495771
    -0.644478976                    -2.022901392
     1.746213571                     2.692148502
     2.395914018                      4.00362993
     3.122904528                     5.480439874
     2.098677528                      3.38515532
     1.462919273                     2.097617273
     2.567850464                     4.321303377
     1.973849272                     3.112991448
     2.560066339                     4.298522756
     2.310958194                     3.791861392
      2.93021573                     5.048303391
     5.990742765                      11.2953159
     3.784227482                     6.661424125
     5.454219487                     10.09400208
     6.560645157                     12.40421462
     8.769647331                     17.06449335
     8.729004465                     16.97700872
     11.42722344                     22.78281161
     10.54098702                     20.82970543
     10.15996329                     19.99672961
     11.04928467                      21.9341968
     11.40183284                     22.70840579
     11.12414149                      22.0966553
     12.45296397                     25.01671891
     13.85693923                     28.13838638
     12.99868562                     26.20657207
     10.73306197                     21.14568853
     10.34920581                     20.30578547
     10.90537685                     21.51849185
     9.691628402                      18.8586951
     10.72480288                     21.09773143
     9.346943434                     18.08385109
     9.799978755                     19.06231749
     9.603865013                     18.63700308
     11.17810533                     22.04496963
     10.77799756                     21.16653876
     11.06431437                     21.79287283
     10.05266285                     19.57412335
     10.33156932                     20.18019675
     9.441226652                     18.24056049
     7.581273005                     14.22156384
     8.159382492                     15.44914867
     5.646840036                     10.08538122
     4.862021356                      8.44979868
     4.707150636                     8.129459665
     5.368847475                     9.496107906
     7.891588421                     14.73921954
     8.662570923                     16.37904951
     9.004390772                     17.11123667
     8.560252382                      16.1568972
     5.323311337                     9.229996791
     6.618472096                     11.91639933
     5.799759511                     10.19760965
     5.132173608                      8.80693786
     6.232802334                     11.08513753
     6.290865996                     11.20656913
     5.622222046                     9.807434804
     4.646811387                     7.779313444
      5.93124635                     10.42508003
     7.100939173                      12.8637075
     7.849456926                     14.44129383
     8.016806929                     14.79645094
     8.830454329                     16.52588243
     8.470356121                     15.75476075
     7.860947966                     14.45409396
     4.969735256                     8.318209982
     7.151741143                     12.82143124
     8.034125016                     14.67957765
     7.739321496                     14.05370239
     5.944599878                     10.25388924
     8.634639214                     15.85280224
     9.606517287                     17.92571009
     9.041287438                      16.7094479
     10.64288587                     20.13790465
     10.22453405                     19.22939778
     11.99573209                     23.06119217
     11.30591678                     21.54525057
     9.552403364                     17.71560281
     6.891156381                     11.99650797
     6.168422517                     10.48200159
     8.525573833                     15.38784439
     9.676596069                     17.83545134
     9.828454284                     18.16176127
     11.19702665                     21.10658869
     11.05200349                     20.79069426
     9.893397939                     18.27027564
     9.587685495                     17.61224348
     8.504959162                     15.28822554
      6.81076273                     11.68800484
     8.221839716                      14.6390253
     7.986835991                     14.14114801
     9.279222444                     16.87323053
     10.45102355                     19.37969384
      10.3719616                     19.20878748
     9.560396566                     17.45570305
     8.845843659                     15.92361086
     8.147488727                     14.43607908
     6.655702267                     11.27901653
     8.259804029                     14.62628935
     8.416640007                     14.95840756
      7.92584872                     13.91759713
      9.32089824                     16.86259485
     9.978911659                     18.26941014
     9.199557099                     16.59320145
     8.878117283                     15.90679395
     7.634838062                     13.25971459
     6.790528865                     11.48285088
     6.509808602                     10.89674094
     7.816790463                     13.61836876
     8.065329728                     14.14219489
     6.289059904                     10.38988437
     4.467584284                     6.606381476
     2.919479153                     3.446781542
     5.605986317                     8.847324219
     5.101411475                     7.807200958
     6.630637012                     10.94439051
       7.4792676                     12.71031456
     6.471337776                     10.59634244
      4.82018027                     7.166086284
     2.188250363                     1.784419763
     2.780840027                     2.964915463
     3.838146529                     5.083315634
     5.220959126                     7.882104663
     6.635865363                     10.78348599
     7.361629063                      12.2914708
     5.712017632                     8.840753899
     3.728331621                     4.755960405
     1.579184319                     0.415082918
     1.387067607                     0.035252825
     0.271505702                    -2.166122948
     0.605510088                     -1.51435366
     2.118214538                     1.447306697
     1.255621979                    -0.266544102
     0.990311999                    -0.789187304
    -0.106846751                    -2.944839843
     1.245506758                    -0.316974326
     1.790379702                     0.755953952
     1.986489047                     1.144186794
     1.854508332                      0.88240541
     2.090861718                     1.350600653
     1.915091882                     1.001609995
     0.715245505                    -1.376573914
    -0.887839058                     -4.51615206
    -2.615859584                    -7.845673838
    -3.855170155                    -10.19118575
    -3.468187215                    -9.468224792
    -1.135978618                    -5.093729414
     0.827856303                    -1.323293096
     1.721957401                     0.426758036
     0.463046457                    -2.059005079
      -0.4744546                    -3.886936632
    -1.314997594                    -5.510382385
     -0.77012809                    -4.466971334
    -0.221466282                     -3.41052889
     1.691787102                     0.293677328
     1.580037997                     0.073251883
     1.810451997                     0.527244198
     0.934841386                    -1.201904824
    -0.789933184                    -4.578428525
     -0.67231965                    -4.352183979
    -0.697373071                    -4.400434476
    -0.094526683                    -3.239702791
      2.01577663                     0.848032725
      1.10048088                    -0.961604544
    -0.419969252                    -3.940481403
     1.249290804                    -0.719989982
     3.874887413                     4.429068457
     1.500930736                    -0.344175404
     2.578667619                     1.772115687
     3.292358699                     3.188274677
     4.975197806                     6.550561419
     6.041745816                     8.715668827
      5.87019148                     8.363908409
     7.912109863                     12.54393781
     8.896214349                     14.59662669
     8.575569446                     13.92176716
     6.894819631                     10.39474925
     5.583647773                      7.68654526
     7.441497639                     11.47625016
     6.404117747                     9.323576884
      6.43607516                      9.38924537
     7.551205919                     11.68138762
     9.848069473                     16.45152305
      11.5734531                     20.10973119
     12.21073835                     21.48181672
     14.13279609                     25.64354079
      16.2407147                      30.2845619
      12.9289005                       22.860687
     12.15495357                     21.17666013
     11.30968655                      19.3501401
     12.93803595                      22.8420865
     13.39367316                     23.83327472
     14.35987797                     25.94359186
     15.26962224                     27.94737959
     15.88450498                     29.31239901
     16.41800248                     30.50302999
     17.19490638                     32.24482783
     15.70782021                     28.88871859

                                   FLAT MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance             2x Fund Performance
               0                               0
        -0.84442                        -1.68884
     0.258090894                     0.497403576
    -1.460834074                    -2.948652393
     1.929110312                     3.728868528
     0.888312166                     1.610517575
     1.021676426                     1.879155462
     0.996567489                     1.828511333
    -0.436371811                    -1.060974504
     1.264473649                     2.319376241
     2.378990446                     4.571630351
      1.03997563                     1.836245644
     2.322375001                     4.421256903
     2.914647604                     5.630100026
     2.107138113                     3.972467992
     2.779534039                     5.341826985
     2.544970587                      4.86100475
      3.16543944                     6.129969713
     2.888182322                     5.559521125
     1.930097857                     3.593601716
     1.812246278                     3.354051871
     1.369902611                     2.455967173
     0.959090944                     1.625541068
     3.009771999                     5.753977048
     2.240206594                     4.173843425
     2.052984328                      3.79231714
     1.861961552                     3.403760222
     0.581862281                     0.804810113
     0.560612351                     0.762216048
     2.916747499                     5.483933492
     0.756113302                     1.054874093
    -0.133099701                    -0.728825279
     -1.55330689                     -3.55229603
    -2.803087659                    -6.001103234
    -3.289830357                    -6.942558585
    -2.837497551                    -6.072062055
    -3.363331298                    -7.088719269
    -4.186443787                    -8.671481519
    -4.987627163                     -10.1988414
    -3.812989198                    -7.978417949
    -3.644152138                    -7.655366983
    -2.559281647                    -5.575950536
    -3.284659586                    -6.981792439
    -2.732734153                    -5.920138429
    -3.265379428                    -6.950519889
    -3.186586177                    -6.798936703
    -2.461773192                    -5.403399902
    -2.523575363                    -5.523276497
    -2.036622136                    -4.579340657
    -1.966433335                    -4.442606669
    -3.535166469                    -7.500825485
    -3.103032954                    -6.672088381
    -3.400651989                    -7.245401742
    -3.862493471                    -8.132321211
    -4.759177608                    -9.846039265
    -5.453530824                    -11.16057417
    -6.833720181                    -13.75433004
    -6.350932519                    -12.86047992
    -5.557228578                    -11.38341277
    -5.972918436                    -12.16350459
    -4.584702604                    -9.569868551
    -5.227849416                    -10.78895715
    -6.062640427                    -12.36057025
    -6.686074501                    -13.52384346
    -7.087399032                    -14.26767677
    -4.091989689                     -8.73982803
    -2.690006395                    -6.071745643
    -3.839723969                    -8.291270293
    -4.303803077                    -9.176461294
     -3.50205077                    -7.654603915
    -1.092689974                    -3.043244216
     0.955680417                     0.972704609
    -1.406985372                    -3.753423803
      0.15571391                    -0.702407338
    -1.270503456                    -3.530402777
    -0.092759292                    -1.228831126
     2.153754923                      3.21310588
    -0.429304924                     -2.00658731
     0.320890564                    -0.529963772
     3.616833102                     6.006013369
     3.011596819                     4.767629919
     4.037942562                     6.855313527
     3.763386432                     6.291331183
     2.308001174                      3.30964676
     0.608972198                    -0.121679847
     1.504593269                     1.656553765
     5.796511986                     10.25324189
     7.101723554                     12.97363038
     8.222328888                     15.33771657
     7.700740552                     14.22595325
      8.70260515                     16.35108142
     7.350018635                     13.45556841
     9.100145988                     17.15490067
     9.143715132                     17.24847229
     10.63560057                     20.45381103
     11.01391901                     21.27759464
     12.11338976                     23.67983698
      11.7005322                     22.76893498
     11.87481855                     23.15204772
     11.90408724                      23.2164858
     12.13168896                     23.71770582
     12.88244426                     25.37436013
     13.88102493                     27.59253346
     14.46841187                     28.90875252
     13.27977188                     26.23157554
     12.62762024                     24.77814518
     11.56369468                     22.42073664
     10.71641305                     20.56126359
      9.82013047                     18.60930439
     9.735989581                     18.42755461
     8.937682204                     16.70448106
     8.190249873                     15.10303883
     9.692471492                     18.29945022
     9.360629827                     17.58369123
     9.704208118                     18.32251659
     10.52413737                     20.09120157
     10.16217082                      19.3046042
     11.03798211                     21.20159513
     10.83504909                     20.75857906
     11.84101017                     22.95063709
     10.75039256                     20.55273082
      10.7533198                     20.55910347
      11.2269896                     21.59031782
       12.659482                     24.72224123
     11.40332877                     21.94093525
      10.5996763                     20.18159582
     9.420241351                     17.61836275
     9.010593852                     16.73768349
     9.722171404                      18.2617173
     10.94491528                     20.89753446
     11.32814121                     21.73274298
     12.05855401                     23.33009569
     13.10611099                     25.63594916
     12.16820119                     23.55232719
      13.0076007                     25.40151016
     10.31338649                     19.42211536
     12.28325264                     23.68715678
     9.106647137                     16.68869008
     9.255512246                     17.00711018
     8.830289793                     16.09632683
     8.373561716                     15.12188392
     7.552209329                     13.37688943
     7.216259248                     12.66860133
     4.751786313                     7.489000386
     3.287984851                     4.484897803
     2.512292084                     2.915534638
     2.632159708                     3.156212907
     0.602608749                    -0.923615313
     0.038308596                    -2.035093827
     0.309912604                    -1.503144386
     0.030860458                    -2.051161192
    -0.261739812                    -2.624181489
     0.369074763                     -1.39243581
     1.184864565                     0.210509032
     2.838528807                      3.48598973
     4.285878261                     6.398913369
     6.253127069                     10.41313157
     6.285748904                     10.48092965
     8.330048998                     14.73091005
     7.061395795                     12.04368268
     6.736239629                     11.36310694
      5.67343487                     9.145355212
     6.514658816                     10.88308024
     8.128568927                      14.2432811
     6.448467223                      10.6930569
     3.239684627                     4.019593887
     4.866122618                     7.297043251
     6.139407079                     9.902644649
     5.335528438                     8.237883349
     4.742858087                     7.019882448
     3.592257791                     4.668655631
     3.056312886                     3.585628117
     2.775463822                      3.02104501
     4.176704496                     5.830222865
     3.701606635                     4.864945402
     4.881730918                     7.251671559
     6.052211036                     9.645528869
     7.722215203                     13.09870515
      9.88753945                      17.6454993
     9.258433287                     16.29845833
     8.739739801                     15.19422773
     9.443220674                      16.6847028
     9.265594326                     16.30594426
     9.356017069                     16.49844223
     9.059454486                     15.86657798
     8.703571674                     15.11038634
     11.15711999                      20.3066994
     12.85126566                     23.97388821
     11.36501449                       20.708416
     12.16527235                     22.44321321
     10.63870299                     19.11030895
     8.799998384                      15.1513205
      9.71611613                      17.0905148
     8.646285253                     14.80703899
      7.44226712                     12.26245578
     4.890620718                     6.930213657
     6.339999316                     9.885337042
     6.492437705                      10.2003783
     7.140337696                     11.54129651
     6.521045116                      10.2518345
     6.415286761                     10.03290964
     6.914236116                     11.06473225
     5.307849719                     7.727237043
     1.722959898                     0.392735836
     0.803547098                    -1.422043571
     1.547658722                     0.033321946
     3.800696626                     4.472200574
      2.55571107                     1.966121427
      1.99561331                     0.852365876
     2.041617411                     0.943342778
     3.727957181                     4.279722143
      1.55931678                    -0.080630158
     1.117543908                    -0.949908692
     0.170901685                    -2.804482982
    -2.084446166                    -7.181197113
    -2.684923092                    -8.319638294
    -2.767314901                    -8.474880651
    -2.698570421                    -8.345462301
    -2.047312492                    -7.118537998
    -3.785874743                    -10.41564414
    -5.035215159                    -12.74214986
    -5.470115888                    -13.54136196
    -6.693427118                    -15.77908443
    -4.729323759                    -12.23338388
    -3.416493841                    -9.814535943
    -3.250766202                    -9.505037467
    -4.167049171                    -11.21913875
    -4.438457671                    -11.72201131
    -4.035962011                    -10.97837518
    -3.593308693                    -10.15711509
    -2.299338082                    -7.745372684
    -1.834966836                    -6.868400196
    -1.614429272                    -6.449941292
    -1.798853025                    -6.800660462
    -2.040103782                    -7.258586097
    -2.666645483                    -8.444915715
    -3.181791995                    -9.414044594
    -4.110820792                    -11.15249778
    -4.139737132                    -11.20608349
    -5.661998107                    -14.02617828
    -3.934480616                    -10.87747303
    -4.080538632                    -11.14847681
    -5.137187418                    -13.10605357
    -6.907896678                    -16.34997838
    -6.704536978                    -15.98451143
    -5.761972915                    -14.28689447
      -3.8730659                    -10.85082749
    -2.869212328                    -8.988857877
    -3.304173708                    -9.803971868
    -2.857477669                    -8.970632725
     -1.77686425                    -6.945411362
    -1.897275992                    -7.173562603
    -0.189503773                    -3.941717358

                                  PROSPECTUS 3

                                 DOWNWARD MARKET
                               ONE YEAR SIMULATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

1x Index Performance            2x Fund Performance
               0                               0
          1.0876                          2.1752
     0.833779145                     1.662096581
    -1.693014526                    -3.433004376
    -2.544215391                    -5.105274352
     -4.12027034                    -8.174549359
    -5.432767959                    -10.68854655
    -5.262915753                    -10.36772194
    -5.788536044                    -11.36231755
    -5.385442875                    -10.60382718
    -5.092440514                    -10.05014304
    -3.785088882                    -7.572024482
    -4.448856311                    -8.847308717
    -3.609210191                    -7.245318398
    -3.446782071                     -6.93271657
    -2.204142156                    -4.537164695
    -3.708144654                    -7.473410583
    -4.859217493                    -9.685536283
    -3.545894131                    -7.192134569
    -3.052155209                    -6.241986204
    -2.894886415                    -5.937797704
    -2.698840901                    -5.557993344
    -2.072669022                    -4.342449164
    -1.737169986                    -3.687003626
    -1.666384391                     -3.54824164
    -1.752535455                     -3.71724634
     -0.51894029                     -1.29939383
    -0.771005399                    -1.799569022
    -0.806391451                    -1.869607533
    -1.164480378                    -2.578108967
    -0.223892388                    -0.723839146
    -0.487241447                    -1.247898144
     0.553562495                     0.817798323
    -0.661627308                    -1.618967863
     -1.32821759                    -2.939300342
    -3.057045889                     -6.34050138
    -2.702816335                    -5.656037764
    -3.051947819                    -6.333106643
    -2.444471324                    -5.159273136
    -3.657769434                    -7.518341376
     -3.25165803                    -6.738665505
    -2.183556335                    -4.679455239
    -3.170132985                    -6.602261268
     -3.54246319                    -7.320527238
    -1.435637671                     -3.27191715
     0.798225037                      1.11257339
     1.416974941                     2.353932453
     1.250002034                     2.016901425
     1.020529029                     1.554479214
      0.29883837                     0.103468815
     3.155549884                     5.805762812
     3.585553794                     6.687865457
     6.005105159                     11.67189578
     7.058594495                     13.89150871
     6.994352915                     13.75482524
     9.037731067                     18.09980454
     5.772160059                     11.02586245
     4.870674516                     9.133337803
     5.625260967                     10.70385384
      4.31508523                     7.957512635
     4.235268543                     7.792305253
     5.092134568                     9.564518544
     6.542616209                     12.58893751
     5.239813098                     9.835462458
     1.377406718                     1.773319843
     2.384084366                     3.794537975
     2.860221551                     4.759930972
      4.58714181                     8.277559935
     5.685934322                     10.55268802
     5.982277682                      11.1726675
     4.619875502                     8.314418217
     5.141468354                     9.394442944
     5.974420094                     11.12773226
     6.208867304                     11.61942802
     6.794619828                     12.85061263
     8.680719609                     16.83672197
     9.008120277                     17.54066322
     10.83836662                      21.4876787
      9.21558209                     17.93027649
     9.513500355                      18.5736569
     9.385971884                     18.29749886
     9.676872938                     18.92669959
      10.3996874                     20.49424864
     9.760418011                     19.09880474
     11.60252711                     23.09647522
     8.968930672                     17.28681398
     9.141820777                      17.6589885
     9.580920151                     18.60571978
     8.246443705                     15.71695887
     8.270135604                     15.76761281
     8.023669468                     15.24054602
     8.750755182                     16.79186816
     9.046546361                     17.42719256
     7.278138519                       13.618559
     4.007979022                     6.691689931
     6.609322586                     12.02862165
     4.638862476                     7.887371617
     5.091467412                     8.820683692
     5.807497616                     10.30356138
     3.421009507                      5.32776773
     2.948540967                     4.365408982
     3.935055656                     6.365592918
     3.332419416                     5.132134956
     4.622111343                     7.756443309
     5.813757191                     10.21113509
     5.450064727                     9.453521703
      7.39488027                      13.4908243
     7.860028976                     14.47392722
     9.423783676                     17.79321321
     9.248399235                     17.41561529
     8.808390383                     16.46980903
     8.359338155                     15.50846722
     6.451455289                     11.44095206
     5.339463387                     9.112727687
     6.138463216                     10.76796777
     7.119214458                     12.81502627
     5.735127088                     9.899660363
     6.676000543                     11.85552264
     5.327722572                     9.028038737
      2.69537213                     3.578381249
      3.41322305                     5.026427734
     0.341540086                    -1.212772232
    -0.742549913                    -3.347366649
     0.137992704                    -1.632497637
    -0.815220849                    -3.505218147
    -1.229297465                    -4.310910978
    -1.792408994                    -5.401996246
    -0.243871699                      -2.4187536
     0.602509172                     -0.76289743
     -0.17056075                    -2.288052612
     2.801860804                     3.530693855
      5.05126832                      8.06140408
     2.595589872                     3.009317316
     3.143809406                      4.11017789
     2.080499875                     1.963634243
     0.349929161                     -1.49354474
     0.349465404                    -1.494455215
     0.319620469                    -1.553048284
     0.609423789                    -0.984261175
    -0.792065485                    -3.742839659
     0.627203226                    -0.988729787
     1.635689057                     0.995852113
     1.517212334                     0.760390383
     0.150892174                    -1.951877805
     1.180643647                      0.06438378
     0.919142273                     -0.45284902
     0.926982278                     -0.43738218
     2.106818701                     1.890391825
     3.547443806                     4.765534901
     3.965589093                     5.611663267
     4.435149677                     6.565653421
      3.18861173                     4.021718143
     4.732210173                     7.133839906
     4.494583261                     6.647687968
     2.264459865                     2.095538054
     1.931599275                     1.430916521
     2.770628848                     3.100733127
     3.277986888                     4.118708526
     3.694744549                     4.959008975
     4.471874442                     6.532218568
     6.082099443                     9.816180738
     5.836816413                     9.308346792
     3.534759819                      4.55321509
     4.354506633                     6.208836161
     4.600418028                     6.709398406
     4.876416691                     7.272525243
     6.611911635                     10.82281674
     8.647666087                     15.05514011
     8.316670973                     14.35410914
     7.605247078                     12.85195356
     6.729232761                     11.01449806
     6.112167029                     9.730815212
      7.75160001                      13.1214974
     7.831815688                       13.289924
     7.389586629                     12.36069738
     7.504074667                     12.60027286
     5.917529533                      9.27676321
     6.860862827                     11.22326648
     7.614370829                     12.79180372
     8.862374687                     15.40789682
     9.287710871                      16.3097172
      9.88231252                     17.57532976
     8.993968964                     15.67425425
     6.289065637                     9.932878317
     5.872083003                     9.070322967
     6.044442754                     9.425455939
     7.869891792                     13.19275554
     7.105892496                     11.58935752
     5.271704087                      7.76742202
     5.662441071                     8.567422701
      4.44087759                     6.057126753
     4.648652272                     6.479106849
     2.829021506                     2.776189429
      2.09201506                     1.302933864
     3.542232134                     4.180950216
     3.672892077                     4.443882098
     5.314863342                     7.752246507
     7.351652799                      11.9201034
     8.319556771                     13.93829147
     7.407917717                     12.02043658
     6.680540558                     10.50320938
     7.538998867                     12.28164803
     5.853755216                     8.762516619
     3.592083882                     4.114876759
     0.101859392                    -2.900800097
     2.513913796                     1.778604545
     4.225076045                     5.176381479
     5.623880791                     7.999525911
     3.426059079                     3.505017641
     3.368751734                      3.39031545
     3.307658734                     3.268103962
     3.142397473                      2.93770799
     3.346433763                     3.344970738
     0.282832081                    -2.782145887
     0.407563868                    -2.540306753
    -0.192752875                    -3.705690781
    -0.706939851                    -4.697868826
     0.129991424                    -3.091284559
     1.511585045                    -0.416991648
    -0.839524776                     -5.02987576
    -0.237769432                    -3.877223363
     2.080704806                     0.590563296
     0.829501608                    -1.875313773
    -0.488743296                    -4.441078069
    -3.683850727                     -10.5774898
    -3.640704944                    -10.49737438
    -4.601079495                    -12.28144812
    -3.392947565                    -10.05971264
    -3.333047329                    -9.948179487
    -3.644256916                    -10.52800515
    -3.260741787                    -9.815772281
    -4.050453374                    -11.28817409
    -3.386146688                    -10.05978144
    -4.310229211                    -11.78028386
    -4.834245533                    -12.74650148
    -5.988130306                    -14.86239882
    -7.497396862                    -17.59599691
    -8.280116889                    -18.99053634
     -8.35777428                    -19.12771452
    -10.16596704                    -22.31909665
    -11.09485094                    -23.92553774
    -12.21221085                    -25.83774542
    -12.43714072                    -26.21778248
    -14.21396626                    -29.21215999
    -12.62572363                    -26.59102785
    -13.51204829                    -28.08034908
    -13.80646193                    -28.56999245
    -12.19834909                    -25.90465314
    -12.84604431                    -26.99782625
    -13.27799674                      -27.721453
    -13.78505163                    -28.56666387
     -15.5676319                    -31.52057519
    -15.81726464                    -31.92550772

MARKET VOLATILITY. Each Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Fund attempts to, and no Fund should be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x leveraged fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. A hypothetical 2x inverse fund would be expected to lose -11.3% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x leveraged fund widens to approximately -14.8% while the loss for a 2x inverse fund rises to 38.0%. At higher ranges of volatility, there is a chance of a near complete loss of fund value even if the benchmark is flat. For instance, if annualized volatility of the benchmark is 90%, a 2x inverse fund targeted to the same benchmark would be expected to lose more than 90% of its value even if the cumulative benchmark return for the year was 0%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

TABLE 1

BENCHMARK ANNUALIZED        HYPOTHETICAL            HYPOTHETICAL
  VOLATILITY RANGE     2X LEVERAGED FUND LOSS   2X INVERSE FUND LOSS
--------------------   ----------------------   --------------------
         10%                    -1.0%                   -2.9%
         20%                    -3.9%                  -11.3%
         30%                    -8.6%                  -23.6%
         40%                   -14.8%                  -38.0%
         50%                   -22.2%                  -52.7%
         60%                   -30.4%                  -66.0%
         70%                   -39.1%                  -77.1%
         80%                   -47.5%                  -85.3%
         90%                   -56.2%                  -91.3%
        100%                   -64.0%                  -95.1%

Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for each of the indices to which the Funds are benchmarked over the six months ended October 31, 2009. (In historical terms, volatility ranges during this period were extremely high.) The indices to which the Funds are benchmarked have historical volatility rates over that period ranging from 34.3% to 103.9%. Since market volatility, like that experienced by the markets currently, has negative implications for funds that rebalance daily, investors should be sure to monitor and manage their investments in the Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Funds for long periods. These tables are intended to underscore the fact that the Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. THEY ARE NOT INTENDED TO BE USED BY, AND ARE NOT APPROPRIATE FOR, INVESTORS WHO DO NOT INTEND TO ACTIVELY MONITOR AND MANAGE THEIR PORTFOLIOS.

TABLE 2

                                      VOLATILITY RANGE FOR
                                        SIX MONTHS ENDED
INDEX                                   OCTOBER 31, 2009
-----                                 --------------------
S&P 500 Index                              15.84%
S&P MidCap 400 Index                       19.39%
Russell 2000(R) Index                      21.22%
S&P Energy Select Sector Index             23.13%
S&P Financials Select Sector Index         28.81%
S&P Health Care Select Sector Index        13.88%
S&P Technology Select Sector Index         20.13%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Leveraged Fund seeks daily exposure to its target index equal to 200% of its net assets while each Leveraged Inverse Fund seeks daily exposure to its target index equal to -200% of its net assets. As a consequence, the risk of total loss exists in the event of a movement of a Fund's target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Leveraged Fund and a gain in the value of the target index of a Leveraged Inverse Fund). In short, the risk of total loss exists.

THE INTRADAY VALUE. The intraday value of a Fund's shares, otherwise known as the "indicative optimized portfolio value" or "IOPV," which is disseminated by the exchange every 15 seconds throughout the business day, is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit on the prior business day. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time, nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the Fund's NAV, which is computed only once a day.

THE PROJECTED RETURNS OF LEVERAGED FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Funds seek daily leveraged investment results which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Leveraged Fund's underlying index gains 10% for a week, the Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses noted below but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Fund's daily target or inverse daily target (e.g., 200% or -200%) will not generally equal a fund's performance over that same period.

                                  PROSPECTUS 5

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact the Funds' performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the Funds over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

                       INDEX                           LEVERAGED FUND                    LEVERAGED INVERSE FUND
         --------------------------------   -----------------------------------   -----------------------------------
                    DAILY      CUMULATIVE                DAILY       CUMULATIVE                DAILY       CUMULATIVE
         VALUE   PERFORMANCE     VALUE        NAV     PERFORMANCE   PERFORMANCE     NAV     PERFORMANCE   PERFORMANCE
         -----   -----------   ----------   -------   -----------   -----------   -------   -----------   -----------
           100                              $100.00                               $100.00
Day 1      105       5.00%        5.00%     $110.00      10.00%         10.00%    $ 90.00     -10.00%       -10.00%
Day 2      110       4.76%       10.00%     $120.48       9.52%         20.48%    $ 81.43      -9.52%       -18.57%
Day 3      100      -9.09%        0.00%     $ 98.57     -18.18%         -1.43%    $ 96.23      18.18%        -3.77%
Day 4       90     -10.00%      -10.00%     $ 78.86     -20.00%        -21.14%    $115.48      20.00%        15.48%
Day 5       85      -5.56%      -15.00%     $ 70.10     -11.11%        -29.90%    $128.31      11.11%        28.31%
Day 6      100      17.65%        0.00%     $ 94.83      35.29%         -5.17%    $ 83.03     -35.29%       -16.97%
Day 7       95      -5.00%       -5.00%     $ 85.35     -10.00%        -14.65%    $ 91.33      10.00%        -8.67%
Day 8      100       5.26%        0.00%     $ 94.34      10.53%         -5.66%    $ 81.71     -10.53%       -18.29%
Day 9      105       5.00%        5.00%     $103.77      10.00%          3.77%    $ 73.54     -10.00%       -26.46%
Day 10     100      -4.76%        0.00%     $ 93.89      -9.52%         -6.11%    $ 80.55       9.52%       -19.45%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Leveraged Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Fund for the period which bears little relationship to the performance of the index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

                       INDEX                           LEVERAGED FUND                    LEVERAGED INVERSE FUND
         --------------------------------   -----------------------------------   -----------------------------------
                    DAILY      CUMULATIVE                DAILY       CUMULATIVE                DAILY       CUMULATIVE
         VALUE   PERFORMANCE     VALUE        NAV     PERFORMANCE   PERFORMANCE     NAV     PERFORMANCE   PERFORMANCE
         -----   -----------   ----------   -------   -----------   -----------   -------   -----------   -----------
          100                               $100.00                               $100.00
Day 1     102       2.00%         2.00%     $104.00      4.00%          4.00%     $ 96.00      -4.00%        -4.00%
Day 2     104       1.96%         4.00%     $108.08      3.92%          8.08%     $ 92.24      -3.92%        -7.76%
Day 3     106       1.92%         6.00%     $112.24      3.85%         12.24%     $ 88.69      -3.85%       -11.31%
Day 4     108       1.89%         8.00%     $116.47      3.77%         16.47%     $ 85.34      -3.77%       -14.66%
Day 5     110       1.85%        10.00%     $120.78      3.70%         20.78%     $ 82.18      -3.70%       -17.82%
Day 6     112       1.82%        12.00%     $125.18      3.64%         25.18%     $ 79.19      -3.64%       -20.81%
Day 7     114       1.79%        14.00%     $129.65      3.57%         29.65%     $ 76.36      -3.57%       -23.64%
Day 8     116       1.75%        16.00%     $134.20      3.51%         34.20%     $73. 68      -3.51%       -26.32%
Day 9     118       1.72%        18.00%     $138.82      3.45%         38.82%     $ 71.14      -3.45%       -28.86%
Day 10    120       1.69%        20.00%     $143.53      3.39%         43.53%     $ 68.73      -3.39%       -31.27%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Leveraged Fund for the 10 trading day period is 43.53%, while the hypothetical return of the Leveraged Inverse Fund is -31.27%. The hypothetical return of the Leveraged Fund is 218% of the index return for the 10 trading day period while the hypothetical return of the Leveraged Inverse Fund is -156% of the index return for the period. In this case, because of the positive index trend, the Leveraged Fund gain is greater than 200% of the index gain and the Leveraged Inverse Fund decline is less than -200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

                       INDEX                           LEVERAGED FUND                    LEVERAGED INVERSE FUND
         --------------------------------   -----------------------------------   -----------------------------------
                    DAILY      CUMULATIVE                DAILY       CUMULATIVE                DAILY       CUMULATIVE
         VALUE   PERFORMANCE     VALUE        NAV     PERFORMANCE   PERFORMANCE     NAV     PERFORMANCE   PERFORMANCE
         -----   -----------   ----------   -------   -----------   -----------   -------   -----------   -----------
          100                               $100.00                               $100.00
Day 1      98       -2.00%        -2.00%    $ 96.00      -4.00%         -4.00%    $104.00      4.00%          4.00%
Day 2      96       -2.04%        -4.00%    $ 92.08      -4.08%         -7.92%    $108.24      4.08%          8.24%
Day 3      94       -2.08%        -6.00%    $ 88.24      -4.17%        -11.76%    $112.76      4.17%         12.76%
Day 4      92       -2.13%        -8.00%    $ 84.49      -4.26%        -15.51%    $117.55      4.26%         17.55%
Day 5      90       -2.17%       -10.00%    $ 80.82      -4.35%        -19.18%    $122.66      4.35%         22.66%
Day 6      88       -2.22%       -12.00%    $ 77.22      -4.44%        -22.78%    $128.12      4.44%         28.12%
Day 7      86       -2.27%       -14.00%    $ 73.71      -4.55%        -26.29%    $133.94      4.55%         33.94%
Day 8      84       -2.33%       -16.00%    $ 70.29      -4.65%        -29.71%    $140.17      4.65%         40.17%
Day 9      82       -2.38%       -18.00%    $ 66.94      -4.76%        -33.06%    $146.84      4.76%         46.84%
Day 10     80       -2.44%       -20.00%    $ 63.67      -4.88%        -36.33%    $154.01      4.88%         54.01%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Leveraged Fund for the 10 trading day period is -36.33%, while the hypothetical return of the Inverse Leveraged Fund is 54.01%. The hypothetical return of the Leveraged Fund is 182% of the index return for the 10 trading day period, while the hypothetical return of the Inverse Leveraged Fund is -270% of the index return for the period. In this case, because of the negative index trend, the Leveraged Fund decline is less than 200% of the index decline and the Inverse Leveraged Fund gain is greater than 200% of the index decline for the 10 trading day period.

                                  PROSPECTUS 7

RYDEX 2X S&P 500 ETF (RSU)

INVESTMENT OBJECTIVE - The Rydex 2x S&P 500 ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the S&P 500 Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              None
                                                                            ----
Total Annual Fund Operating Expenses                                        0.70%
                                                                            ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70      $219      $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex 2x S&P 500 ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the S&P 500 Index at the time of purchase, but may purchase equity securities of any capitalization range.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex 2x S&P 500 ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                  PROSPECTUS 9

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2008   -67.64%
2009   46.28%

Highest Quarter Return   Lowest Quarter Return
09/30/2009 32.22%        12/31/2008 -46.76%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (11/5/2007)
                                                              -----------   ---------------
Return Before Taxes                                              46.28%         -31.03%
Return After Taxes on Distributions                              45.63%         -31.33%
Return After Taxes on Distributions and Sale of Fund Shares      29.97%         -25.54%
S&P 500 Index                                                    26.46%         -10.75%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2007.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2007.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

RYDEX INVERSE 2X S&P 500 ETF (RSW)

IINVESTMENT OBJECTIVE - The Rydex Inverse 2x S&P 500 ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the S&P 500 Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        0.71%
                                                                            ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70     $219       $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex Inverse 2x S&P 500 ETF employs as its investment strategy a program of engaging in investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Inverse 2x S&P 500 ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

                                  PROSPECTUS 11

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2008     69.85%
2009    -49.93%

Highest Quarter Return    Lowest Quarter Return
12/31/2008 22.63%         06/30/2009 -29.56%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (11/5/2007)
                                                              -----------   ---------------
Return Before Taxes                                             -49.93%          -5.50%
Return After Taxes on Distributions                             -49.93%          -6.58%
Return After Taxes on Distributions and Sale of Fund Shares     -32.45%          -3.97%
S&P 500 Index                                                    26.46%         -10.75%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2007.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2007.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

                                  PROSPECTUS 13

RYDEX 2X S&P MIDCAP 400 ETF (RMM)

INVESTMENT OBJECTIVE - The Rydex 2x S&P MidCap 400 ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the S&P MidCap 400 Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        0.71%
                                                                            ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70      $219      $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex 2x S&P MidCap 400 ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the S&P MidCap 400 Index at the time of purchase, but may purchase equity securities of any capitalization range.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex 2x S&P MidCap 400 ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK. Medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                  PROSPECTUS 15

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2008   -67.66%
2009    68.35%

Highest Quarter Return   Lowest Quarter Return
09/30/2009 41.67%        12/31/2008 -52.33%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (11/5/2007)
                                                              -----------   ---------------
Return Before Taxes                                              68.35%         -26.64%
Return After Taxes on Distributions                              67.93%         -26.85%
Return After Taxes on Distributions and Sale of Fund Shares      44.35%         -22.06%
S&P MidCap 400(R) Index                                          37.38%          -6.89%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2007.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2007.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

RYDEX INVERSE 2X S&P MIDCAP 400 ETF (RMS)

INVESTMENT OBJECTIVE - The Rydex Inverse 2x S&P MidCap 400 ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the S&P MidCap 400 Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        0.71%
                                                                            ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70      $219      $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex Inverse 2x S&P MidCap 400 ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Inverse 2x S&P MidCap 400 ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

                                  PROSPECTUS 17

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

MID-CAPITALIZATION SECURITIES RISK. Medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                               (PERFORMANCE GRAPH)

2008    59.49%
2009   -61.74%

Highest Quarter Return   Lowest Quarter Return
12/31/2008 29.57%        06/30/2009 -35.31%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (11/5/2007)
                                                              -----------   ---------------
Return Before Taxes                                             -61.74%         -18.78%
Return After Taxes on Distributions                             -61.74%         -22.09%
Return After Taxes on Distributions and Sale of Fund Shares     -40.13%         -14.31%
S&P MidCap 400(R) Index                                          37.38%          -6.89%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2007.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2007.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

                                  PROSPECTUS 19

RYDEX 2X RUSSELL 2000(R) ETF (RRY)

INVESTMENT OBJECTIVE - The Rydex 2x Russell 2000(R) ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Russell 2000(R) Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              None
                                                                            ----
Total Annual Fund Operating Expenses                                        0.70%
                                                                            ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70      $219      $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex 2x Russell 2000(R) ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Russell 2000(R) Index at the time of purchase, but may purchase equity securities of any capitalization range.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex 2x Russell 2000(R) ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 21

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                               (PERFORMANCE GRAPH)

2008   -65.68%
2009    42.40%

Highest Quarter Return   Lowest Quarter Return
06/30/2009 40.63%        12/31/2008 -54.22%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (11/5/2007)
                                                              -----------   ---------------
Return Before Taxes                                              42.40%         -30.73%
Return After Taxes on Distributions                              42.14%         -30.91%
Return After Taxes on Distributions and Sale of Fund Shares      27.51%         -25.25%
Russell 2000(R) Index                                            27.17%          -8.85%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2007.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2007.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

RYDEX INVERSE 2X RUSSELL 2000(R) ETF (RRZ)

INVESTMENT OBJECTIVE - The Rydex Inverse 2x Russell 2000(R) ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Russell 2000(R) Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        0.71%
                                                                            ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70      $219      $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex Inverse 2x Russell 2000(R) ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Inverse 2x Russell 2000(R) ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

                                  PROSPECTUS 23

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                               (PERFORMANCE GRAPH)

2008    34.61%
2009   -59.19%

Highest Quarter Return   Lowest Quarter Return
12/31/2008 27.27%        06/30/2009 -38.52%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (11/5/2007)
                                                              -----------   ---------------
Return Before Taxes                                             -59.19%         -22.83%
Return After Taxes on Distributions                             -59.19%         -23.74%
Return After Taxes on Distributions and Sale of Fund Shares     -38.47%         -18.10%
Russell 2000(R)Index                                             27.17%          -8.85%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2007.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2007.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since March 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

                                  PROSPECTUS 25

RYDEX 2X S&P SELECT SECTOR ENERGY ETF (REA)

INVESTMENT OBJECTIVE - The Rydex 2x S&P Select Sector Energy ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Energy Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              None
                                                                            ----
Total Annual Fund Operating Expenses                                        0.70%
                                                                            ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70      $219      $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex 2x S&P Select Sector Energy ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex 2x S&P Select Sector Energy ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Sector companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                  PROSPECTUS 27

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009   28.62%

Highest Quarter Return   Lowest Quarter Return
09/30/2009 25.17%        03/31/2009 -25.13%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                              28.62%         -55.98%
Return After Taxes on Distributions                              28.03%         -56.17%
Return After Taxes on Distributions and Sale of Fund Shares      18.53%         -45.75%
Energy Select Sector Index                                       21.85%         -31.82%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF (REC)

INVESTMENT OBJECTIVE - The Rydex Inverse 2x S&P Select Sector Energy ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Energy Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  NONE
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)
Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              None
                                                                            ----
Total Annual Fund Operating Expenses                                        0.70%
                                                                            ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
  $70      $219      $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex Inverse 2x S&P Select Sector Energy ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Inverse 2x S&P Select Sector Energy ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                 PROSPECTUS 29

ENERGY SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the energy sector, the Fund is subject to the risk that the securities of such issuers will outperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Sector companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009   -55.66%

Highest Quarter Return                                     Lowest Quarter Return
03/31/2009 1.09%                                           06/30/2009 -30.62%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                             -55.66%         -29.14%
Return After Taxes on Distributions                             -55.66%         -44.05%
Return After Taxes on Distributions and Sale of Fund Shares     -36.18%         -27.41%
Energy Select Sector Index                                       21.85%         -31.82%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

                                 PROSPECTUS 31

RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF (RFL)

INVESTMENT OBJECTIVE - The Rydex 2x S&P Select Sector Financial ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Financial Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        0.71%
                                                                            ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $70      $219      $381       $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 205% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex 2x S&P Select Sector Financial ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex 2x S&P Select Sector Financial ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

FINANCIAL SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the financial sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Sector companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

                                 PROSPECTUS 33

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009   -13.06%

Highest Quarter Return                                     Lowest Quarter Return
06/30/2009 63.00%                                          03/31/2009 -61.91%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year        (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                             -13.06%         -67.85%
Return After Taxes on Distributions                             -13.29%         -68.00%
Return After Taxes on Distributions and Sale of Fund Shares      -8.55%         -54.37%
Financial Select Sector Index                                    17.25%         -34.43%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF (RFN)

INVESTMENT OBJECTIVE - The Rydex Inverse 2x S&P Select Sector Financial ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Financial Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              None
                                                                            ----
Total Annual Fund Operating Expenses                                        0.70%
                                                                            ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $70      $219      $381       $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex Inverse 2x S&P Select Sector Financial ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Inverse 2x S&P Select Sector Financial ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                 PROSPECTUS 35

FINANCIAL SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the financial sector, the Fund is subject to the risk that the securities of such issuers will outperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Financial Sector companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009   -82.21%

Highest Quarter Return                                     Lowest Quarter Return
12/31/2009 1.00%                                           06/30/2009 -63.77%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                             -82.21%         -69.45%
Return After Taxes on Distributions                             -82.21%         -72.72%
Return After Taxes on Distributions and Sale of Fund Shares     -53.44%         -53.05%
Financial Select Sector Index                                    17.25%         -34.43%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

                                 PROSPECTUS 37

RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF (RHM)

INVESTMENT OBJECTIVE - The Rydex 2x S&P Select Sector Health Care ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Health Care Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        0.71%
                                                                            ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $70      $219       $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 56% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex 2x S&P Select Sector Health Care ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex 2x S&P Select Sector Health Care ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

HEALTH CARE SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Sector companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                 PROSPECTUS 39

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009   35.29%

Highest Quarter Return                                     Lowest Quarter Return
09/30/2009 19.22%                                          03/31/2009 -18.10%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                              35.29%         -5.55%
Return After Taxes on Distributions                              34.68%         -5.96%
Return After Taxes on Distributions and Sale of Fund Shares      22.85%         -4.96%
Health Care Select Sector Index                                  19.96%          4.21%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

40

RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF (RHO)

INVESTMENT OBJECTIVE - The Rydex Inverse 2x S&P Select Sector Health Care ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Health Care Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              None
                                                                            ----
Total Annual Fund Operating Expenses                                        0.70%
                                                                            ====

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   -------
 $70      $219       $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex Inverse 2x S&P Select Sector Health Care ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Inverse 2x S&P Select Sector Health Care ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                 PROSPECTUS 41

HEALTH CARE SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the health care sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Sector companies also may fluctuate widely in response to such events.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the benchmark, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009   -39.50%

Highest Quarter Return                                     Lowest Quarter Return
03/31/2009 8.60%                                              09/30/2009 -18.05%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                             -39.50%         -23.82%
Return After Taxes on Distributions                             -39.50%         -29.49%
Return After Taxes on Distributions and Sale of Fund Shares     -25.68%         -22.12%
Health Care Select Sector Index                                  19.96%           4.21%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

                                 PROSPECTUS 43

RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF (RTG)

INVESTMENT OBJECTIVE - The Rydex 2x S&P Select Sector Technology ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the daily performance of the Technology Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                                                             0.70%
Distribution (12b-1) Fees                                                   None
Other Expenses                                                              0.01%
                                                                            ----
Total Annual Fund Operating Expenses                                        0.71%
                                                                            ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $70      $219       $381      $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Rydex 2x S&P Select Sector Technology ETF employs as its investment strategy a program of investing in equity securities contained in the Underlying Index, and leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to create the additional needed exposure to pursue its investment objective. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions. The Fund will purchase equity securities that are generally within the capitalization range of the Underlying Index at the time of purchase, but may purchase equity securities of any capitalization range, as well as equity securities that are not included in the Underlying Index.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex 2x S&P Select Sector Technology ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TECHNOLOGY SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the technology sector, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Sector companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table

                                 PROSPECTUS 45

assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009   110.62%

Highest Quarter Return   Lowest Quarter Return
06/30/2009 33.97%        03/31/2009 -0.67%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                             110.62%        -18.62%
Return After Taxes on Distributions                             110.00%        -18.87%
Return After Taxes on Distributions and Sale of Fund Shares      71.78%        -15.85%
Technology Select Sector Index                                   51.44%         -3.84%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF (RTW)

INVESTMENT OBJECTIVE - The Rydex Inverse 2x S&P Select Sector Technology ETF (the "Fund") seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) of the daily performance of the Technology Select Sector Index (the "Underlying Index").

FEES AND EXPENSES OF THE FUND - The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors also will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table or the Example.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
INVESTMENT)

Management Fees                        0.70%
Distribution (12b-1) Fees              None
Other Expenses                         0.01%
                                       ----
Total Annual Fund Operating Expenses   0.71%
                                       ====

Please see "Explanation of Certain Fund Fees and Expenses" for additional information about the Fund's fees and expenses.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund. If the commissions were included in the Example, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions you costs would be:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $70      $219       $381     $851

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES

The Rydex Inverse 2x S&P Select Sector Technology ETF employs as its investment strategy a program of investing in leveraged derivative instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, and futures and options contracts enable the Fund to pursue its investment objective without selling short each of the securities included in the Underlying Index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS - As with all exchange-traded funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Rydex Inverse 2x S&P Select Sector Technology ETF is subject to a number of additional risks that may affect the value of its shares, including:

DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

                                 PROSPECTUS 47

EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK. The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

LIQUIDITY RISK. In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK. Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

NON-DIVERSIFICATION RISK. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK. The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TECHNOLOGY SECTOR CONCENTRATION RISK. To the extent that the Fund's investments are concentrated in the technology sector, the Fund is subject to the risk that the securities of such issuers will outperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Sector companies also may fluctuate widely in response to such events.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING RISK. Shares may trade below their net asset value ("NAV"). The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. In addition, although the Fund's shares are currently listed on NYSE Arca, Inc. (the "Exchange"), there can be no assurance that an active trading market for shares will develop or be maintained.

TRADING HALT RISK. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW IS BASED ON A CALENDAR YEAR.

                              (PERFORMANCE GRAPH)

2009     -65.32%

Highest Quarter Return                                     Lowest Quarter Return
03/31/2009 -16.12%                                            06/30/2009 -30.05%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

                                                                            Since Inception
                                                              Past 1 Year     (6/10/2008)
                                                              -----------   ---------------
Return Before Taxes                                             -65.32%         -28.54%
Return After Taxes on Distributions                             -65.32%         -38.51%
Return After Taxes on Distributions and Sale of Fund Shares     -42.46%         -24.32%
Technology Select Sector Index                                   51.44%          -3.84%

MANAGEMENT OF THE FUND - PADCO Advisors II, Inc., which operates under the name Rydex Investments, serves as the investment adviser of the Fund. The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund:

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Investments. Mr. Byrum has co-managed the Fund since its inception in 2008.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has co-managed the Fund since its inception in 2008.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has co-managed the Fund since its inception in 2008.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Purchase and Sale of Fund Shares," "Tax Information" and "Payments to Broker-Dealers and Other Financial Intermediaries" on page 49 of this prospectus.

                                 PROSPECTUS 49


PURCHASE AND SALE OF FUND SHARES - Shares may be purchased and redeemed from each Fund only in "Creation Units" of 50,000 shares, or multiples thereof. As a practical matter, only institutions or large investors, such as market makers or other large broker dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of a Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Funds. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, a Fund's shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of a Fund through a broker-dealer on the Exchange.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT THE TRUST AND THE FUNDS

This Prospectus describes the Rydex 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, Rydex 2x Russell 2000(R)ETF, Rydex 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, and Rydex 2x S&P Select Sector Technology ETF (each a "Leveraged Fund," and collectively, the "Leveraged Funds") and the Rydex Inverse 2x S&P 500 ETF, Rydex Inverse 2x S&P MidCap 400 ETF, Rydex Inverse 2x Russell 2000(R) ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF (each a "Leveraged Inverse Fund" and together, the "Leveraged Inverse Funds" and together with the Leveraged Funds, the "Funds").

Section 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act") restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in
Section 12(d)(1) subject to certain terms and conditions set forth in a U.S. Securities and Exchange Commission (the "SEC") exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds. Creations Units of a Fund are issued and redeemed principally in-kind for securities included in the Fund's Underlying Index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF EACH FUND ARE NOT REDEEMABLE SECURITIES.

INVESTMENT OBJECTIVES

The investment objectives of each Fund is non-fundamental and may be changed without shareholder approval.

If the Leveraged Funds meet their investment objectives, the value of each Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the Fund's Underlying Index. When the value of the Underlying Index declines, the value of each Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the Fund's Underlying Index (e.g., if the value of the Underlying Index goes down by 5% on any given day, the value of the Fund's shares should go down by 10% on that day).

If the Leveraged Inverse Funds meet their investment objectives, the value of each Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the Fund's Underlying Index. When the value of the Underlying Index increases, the value of each Fund's shares should decrease on a daily basis by 200% of the value of any increase in the Fund's Underlying Index (e.g., if the value of the Underlying Index goes up by 5% on any given day, the value of the Fund's shares should go down by 10% on that day).

For more information about the effects of leverage, please see "Important Information Regarding Leveraged Funds."

INVESTMENT STRATEGIES

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with the Funds' respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Leveraged Funds are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that stimulate leveraged returns without requiring a commitment of cash in excess of the Funds' assets. For the Leveraged Inverse Funds, the Advisor invests in futures contracts and other instruments to produce magnified or leveraged returns that move inversely to the performance of the Funds' respective Underlying Indices.

The Advisor does not engage in temporary defensive investing, keeping each Fund's assets fully invested in all market environments.

                                 PROSPECTUS 51

INVESTMENT RISKS

The following section provides additional information regarding certain of the principal risks under "Principal Risks" in the Fund Summaries along with additional risk information. Risk information may not be applicable to all Funds. Please consult the Fund Summary section for each Fund to determine which risks are applicable to a particular Fund.

DERIVATIVES RISK. Each Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. A Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. A Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, a Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.

     The risks associated with a Fund's use of futures and options contracts include:

     - A Fund experiencing losses that exceed losses experienced by funds that do not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     - Although a Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, a Fund may be unable to close out its futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EARLY CLOSING RISK. Each Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in a Fund's inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when a Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

ENERGY SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the energy sector will underperform the market as a whole in the case of the Rydex 2x S&P Select Sector Energy ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Energy Select Sector ETF. To the extent a Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of energy and energy services companies may fluctuate widely due to the supply and demand for both their specific products or services and energy products in general. The prices of the energy-related securities may be affected by changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

FINANCIAL SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the financial sector will underper-form the market as a whole in the case of the Rydex 2x S&P Select Sector Financial ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Financial ETF. To the extent a Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

HEALTH SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the health care sector will underper-form the market as a whole in the case of the Rydex 2x S&P Select Sector Health Care ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Health Care ETF. To the extent a Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a health care company's market value and/or share price.

LARGE-CAPITALIZATION SECURITIES RISK. The Rydex S&P 2x 500 ETF, Rydex 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, and Rydex 2x S&P Select Sector Technology ETF are subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Conversely, the Rydex Inverse S&P 2x 500 ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF are subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

LIQUIDITY RISK. In certain circumstances, it may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which a Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in a Fund's portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV."

MARKET RISK. Each Fund may invest in public and privately issued securities, which may include common and preferred stocks, bonds, warrants, and rights, as well as derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and other financial instruments, in general, are subject to market risks that may cause their prices to fluctuate over time. A Fund's investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which a Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the markets have moved in cycles, and the value of a Fund's securities and other financial instruments may fluctuate drastically from day to day.

                                 PROSPECTUS 53

MID-CAPITALIZATION SECURITIES RISK. In comparison to securities of companies with larger capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK. Because each Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION SECURITIES RISK. In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends. Small-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

SWAP COUNTERPARTY CREDIT RISK. Each Fund may enter into swap agreements, including but not limited to equity index or interest rate swap agreements, for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. A Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

TECHNOLOGY SECTOR CONCENTRATION RISK. The risk that the securities of issuers in the technology sector will under-perform the market as a whole in the case of the Rydex 2x S&P Select Sector Technology ETF, or outperform the market as a whole in the case of the Rydex Inverse 2x S&P Select Sector Technology ETF. To the extent a Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals. Similarly, the prices of the securities of telecommunications companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

TRACKING ERROR RISK. Tracking error risk refers to the risk that the Advisor may not be able to cause a Fund's performance to match that of the Fund's benchmark on either a daily or aggregate basis. In addition, because a Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Factors such as Fund expenses, imperfect correlation between a Fund's investments and those of its Underlying Index, rounding of share prices, changes to the composition of the Underlying Index, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. In addition, a Fund may not have investment exposure to all of the securities included in its Underlying Index, or its weighting of investment exposure to such securities may vary from that of the Underlying Index. Consistent with its investment objective, a Fund may also invest in securities or financial instruments that are not included in the Underlying Index. Tracking error may adversely affect the performance of a Fund and may prevent the Fund from achieving its investment objective.

TRADING RISK.

ABSENCE OF PRIOR ACTIVE MARKET - Although each Fund's shares are listed on the Exchange, there can be no assurance that an active trading market for the shares will develop or be maintained.

SHARES MAY TRADE AT PRICES OTHER THAN NAV - Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund's holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the "spread," will also vary for a Fund depending on the Fund's trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. ANY OF THESE FACTORS MAY LEAD TO A FUND'S SHARES TRADING AT A PREMIUM OR A DISCOUNT TO NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

TRADING HALT RISK. The Funds typically hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average(SM), may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, a Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time a Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair value" method to price its outstanding contracts or securities.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

FUND BENCHMARKS

The Funds seek to provide investment results that match the performance of a specific benchmark. Additional information about each benchmark is set forth below.

The S&P 500 Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis, and which generally represent large-capitalization companies with a capitalization range of $1.1 billion to $323.8 billion as of December 31, 2009.

The S&P MidCap 400(R)Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. The Index covers approximately 7% of the U.S. equities market and generally represents mid-capitalization companies with a capitalization range of $293.8 million to $7.8 billion as of December 31, 2009.

The Russell 2000(R)Index is composed of the 2,000 smallest companies in the Russell 3000(R)Index, representing approximately 10% of the Russell 3000(R)total market capitalization and consisting of a capitalization range of $13.3 million to $5 billion as of December 31, 2009. The Russell 3000(R)Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

The Energy Select Sector Index consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500 Index. As of December 31, 2009, the Energy Select Sector Index included companies with a capitalization range of $1.8 billion to $323.8 billion.

                                 PROSPECTUS 55

The Financial Select Sector Index consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management, insurance and real estate, including real estate investment trusts industries that comprise the Financial sector of the S&P 500 Index. As of December 31, 2009, the Financial Select Sector Index included companies with a capitalization range of $1.7 billion to $164.2 billion.

The Health Care Select Sector Index consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals industries that comprise the Health Care sector of the S&P 500 Index. As of December 31, 2009, the Health Care Select Sector Index included companies with a capitalization range of $2.4 billion to $177.7 billion.

The Technology Select Sector Index consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500 Index. As of December 31, 2009, the Technology Select Sector Index included companies with a capitalization range of $1.4 billion to $271.3 billion.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and serves as investment adviser of the Funds. The Advisor has served as the investment adviser of the Rydex SGI ETFs since each Rydex SGI ETF's inception.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate of 0.70% for the fiscal year ended October 31, 2009, based on the average daily net assets of each Fund.

The Advisor bears all of its own costs associated with providing these advisory services. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, expenses of the Independent Trustees (including any Trustees' counsel fees), and extraordinary expenses. Other expenses are therefore estimated to be less than 0.01% for the fiscal year ending October 31, 2010.

The Funds invest in a money market fund pursuant to a cash sweep agreement, and may invest in other investment companies. As a shareholder in a money market fund or other investment company, the Funds will indirectly bear their proportionate share of the fees and expenses of such money market fund or investment company. The money market's fees and expenses amount to less than ..001%. The Funds fees and expenses incurred indirectly by the Funds as a result of investments in other investment companies will be less than 0.01%.

A discussion regarding the basis for the Board's August 2009 approval of the Funds' investment advisory agreement is available in the Funds' October 31, 2009 Annual Report to Shareholders, which covers the period November 1, 2008 to October 31, 2009.

PORTFOLIO MANAGEMENT

The Funds are managed by a team of investments professionals, and on a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the Funds:

MICHAEL P. BYRUM, CFA, President and Chief Investment Officer ("CIO") of Rydex Investments - As the CIO, Mr. Byrum has ultimate responsibility for the management of the Funds. In addition to generally overseeing all aspects of the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, Mr. Byrum reviews the activities of Messrs. Dellapa and Harder. He has been associ-ated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as CIO of Rydex Investments since 2003. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the NASDAQ-100(R), Precious Metals, Government Long Bond 1.2x Strategy, Inverse Government Long Bond Strategy, Inverse S&P 500 Strategy and Inverse NAS-DAQ-100(R)Strategy Funds, and helped to create the Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts.

MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager - Mr. Dellapa plays a key role in the development of new products and research processes and systems that enhance the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust. In particular, Mr. Dellapa focuses on the management of the Alternative Investment Funds, including the Multi-Hedge Strategies Fund, which is offered in a separate prospectus. Mr. Dellapa joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R)1.5x Strategy, Healthcare, Biotechnology, and Consumer Products Funds, all of which are offered in a separate prospectus. In 2005, Mr. Dellapa became Director of Investment Research and in 2007 became the Director of Alternative Investment Strategies. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Previously, he was owner/consultant of Dellapa Consulting Inc. as well as a senior consultant and an analyst at Andersen Consulting.

RYAN A. HARDER, CFA, Portfolio Manager - Mr. Harder is involved in the management of each series of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, but focuses particularly on the management of the Domestic Equity, International Equity, Fixed Income, and Alternative Investment Funds. Mr. Harder joined Rydex Investments in 2004 as an Assistant Portfolio Manager, was promoted to Portfolio Manager in 2005 and has served in his current capacity since 2008. He was instrumental in the launch of the Multi-Hedge Strategies, High Yield Strategy and Inverse High Yield Strategy Funds, all of which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. Harder served in various capacities with WestLB Asset Management, including as an Assistant Portfolio Manager, and worked in risk management at CIBC World Markets. He holds a B.A. in Economics from Brock University in Ontario, Canada and a Master of Science in International Securities, Investment and Banking from the ICMA Centre at the University of Reading in the U.K.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

SHAREHOLDER INFORMATION

     CALCULATING NAV

     Each Fund calculates its NAV by:

     -    Taking the current market value of its total assets

     -    Subtracting any liabilities

     - Dividing that amount by the total number of shares owned by shareholders

     The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the Exchange (normally, 4:00 p.m., Eastern Time).

     In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

                                  PROSPECTUS 57

EXPLANATION OF CERTAIN FUND FEES AND EXPENSES

OTHER EXPENSES - For the past fiscal year, the Rydex Inverse 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, Rydex Inverse 2x S&P MidCap 400 ETF, Rydex Inverse 2x Russell 2000(R)ETF, Rydex 2x S&P Select Sector Financials ETF, Rydex 2x S&P Select Sector Health Care ETF, Rydex 2x S&P Select Sector Technology ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF, incurred Other Expenses in the amount of 0.006%. For purposes of each Fund's presentation of financial information in the financial highlights and annual report, the Other Expenses amount was rounded to 0.01%, which resulted in an expense ratio of 0.71%.

BUYING AND SELLING FUND SHARES

Fund shares are listed for secondary trading on the Exchange. When you buy or sell the Funds' shares on the secondary market, you will pay or receive the market price. Most investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded securities. Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

SHARE TRADING PRICES

The trading prices of a Fund's shares listed on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors. The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. The Trust's Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds' shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and Rydex Distributors Inc. (the "Distributor"), the Funds' distributor, principally in exchange for a basket of securities that mirrors the composition of each Fund's portfolio and a specified amount of cash. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the "Plan") that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2011. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay out dividends to shareholders at least annually. Each Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

     - Each Fund will, at least annually, distribute substantially all of its net investment taxable income and net capital gains income.

     - The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

     - Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

     - Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

     - Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

     - Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

     - Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

     - Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

     - Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

     - Your broker will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

     - If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor.

     - If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on income and capital gain distributions from a Fund until you begin receiving payments from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

BACK-UP WITHHOLDING

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to back-up withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to

                                 PROSPECTUS 59

certify to the Fund that such shareholder is not subject to back-up withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

NON-U.S. INVESTORS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code of 1986's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser's aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer's basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons effecting in-kind creations or redemptions should consult their own tax adviser with respect to these matters.

PREMIUM/DISCOUNT INFORMATION

Information showing the number of days the market price of the Fund's Shares was greater than the Fund's NAV and the number of days it was less than the Fund's NAV (i.e., premium or discount) for various time periods is available by visiting the Funds' website at www.rydex-sgi.com.

MORE INFORMATION

For more information on how to buy and sell shares of the Funds, call Rydex|SGI Client Services at 800.820.0888 or 301.296.5100 or visit www.rydex-sgi.com.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's annual report along with the Trust's financial statements. The annual report is available upon request.



                    NET ASSET      NET                  NET REALIZED             DISTRIBUTIONS DISTRIBUTIONS
                    VALUE,AT  INVESTMENT CONTRIBUTION AND UNREALIZED  TOTAL FROM   FROM NET       FROM NET
                    BEGINNING    INCOME       FROM     GAIN (LOSS) ON INVESTMENT  INVESTMENT      REALIZED
PERIOD ENDED        OF PERIOD  (LOSS)**     ADVISOR     INVESTMENTS   OPERATIONS    INCOME         GAINS
------------        --------- ---------- ------------ --------------- ---------- ------------- -------------
Rydex 2x S&P 500 ETF
   OCTOBER 31, 2009  $ 27.65    $ 0.31      $  --        $  0.57       $  0.88      $(0.31)      $    --
   October 31, 2008*   75.00      0.61         --         (47.27)       (46.66)      (0.69)           --
Rydex Inverse 2x S&P 500 ETF
   OCTOBER 31, 2009   132.21     (0.61)        --         (46.79)       (47.40)         --        (18.05)
   October 31, 2008*   75.00      1.04         --          57.20         58.24       (1.03)           --
Rydex 2x S&P MidCap 400 ETF
   OCTOBER 31, 2009    27.40      0.18         --           3.76          3.94       (0.18)           --
   October 31, 2008*   75.00      0.56         --         (47.62)       (47.06)      (0.53)           --
Rydex Inverse 2x S&P MidCap 400 ETF
   OCTOBER 31, 2009   131.92     (0.39)        --         (50.10)       (50.49)         --        (43.82)
   October 31, 2008    75.00      1.40       1.17          55.83         58.40       (1.48)           --
Rydex 2x Russell 2000(R)ETF
   OCTOBER 31, 2009    29.87      0.14         --          (2.67)        (2.53)      (0.14)           --
   October 31, 2008*   75.00      0.51         --         (45.09)       (44.58)      (0.55)           --
Rydex Inverse 2x Russell 2000(R)ETF
   OCTOBER 31, 2009   110.12     (0.45)        --         (48.94)       (49.39)         --        (14.46)
   October 31, 2008*   75.00      1.21       1.29          33.76         36.26       (1.14)           --
Rydex 2x S&P Select Sector Energy ETF
   OCTOBER 31, 2009    20.22      0.18         --          (0.88)        (0.70)      (0.17)           --
   October 31, 2008*   75.00      0.09         --         (54.72)       (54.63)      (0.15)           --
Rydex Inverse 2x S&P Select Sector Energy ETF
   OCTOBER 31, 2009   111.91     (0.08)        --         (19.52)       (19.60)         --        (86.48)
   October 31, 2008*   75.00      0.22         --          37.09         37.31       (0.40)           --
Rydex 2x S&P Select Sector Financial ETF
   OCTOBER 31, 2009    26.53      0.09         --         (14.48)       (14.39)      (0.18)           --
   October 31, 2008*   75.00      0.45         --         (48.76)       (48.31)      (0.16)           --
Rydex Inverse 2x S&P Select Sector Financial ETF
   OCTOBER 31, 2009    71.64     (0.08)        --         (31.98)       (32.06)         --        (33.24)
   October 31, 2008*   75.00      0.16         --          (3.34)        (3.18)      (0.18)           --
Rydex 2x S&P Select Sector Health Care ETF
   OCTOBER 31, 2009    52.84      0.63         --           1.63          2.26       (0.65)           --
   October 31, 2008*   75.00      0.23         --         (22.17)       (21.94)      (0.22)           --

                                                                                 RATIOS TO
                                                                            AVERAGE NET ASSETS:
                                                 NET ASSET            -------------------------------  NET ASSETS,
                     DISTRIBUTIONS                VALUE,AT                           NET    PORTFOLIO    AT END OF
                          FROM          TOTAL      END OF    TOTAL               INVESTMENT  TURNOVER  PERIOD (000'S
PERIOD ENDED            CAPITAL    DISTRIBUTIONS   PERIOD  RETURN***  EXPENSES     INCOME     RATE+      OMITTED)
------------         ------------- ------------- --------- ---------- ---------- ---------- --------- -------------
Rydex 2x S&P 500 ETF
   OCTOBER 31, 2009     $   --      $    --      $ 28.22     3.51%    0.70%       1.43%       69%       $117,126
   October 31, 2008*        --           --        27.65   (62.68)%   0.70%****   1.35%****   44%        113,364
Rydex Inverse 2x S&P 500 ETF
   OCTOBER 31, 2009         --       (18.05)       66.76   (41.45)%   0.71%      (0.64)%      --         103,474
   October 31, 2008*        --        (1.03)      132.21    78.27%    0.71%****   1.09%****   --          66,106
Rydex 2x S&P MidCap 400 ETF
   OCTOBER 31, 2009         --        (0.18)       31.16    14.60%    0.71%       0.71%       84%         14,023
   October 31, 2008*     (0.01)       (0.54)       27.40   (63.12)%   0.71%****   0.94%****  234%          5,480
Rydex Inverse 2x S&P MidCap 400 ETF
   OCTOBER 31, 2009         --       (43.82)       37.61   (55.74)%   0.71%      (0.64)%      --           5,641
   October 31, 2008         --        (1.48)      131.92    78.90%(A) 0.71%****   1.65%****   --           6,596
Rydex 2x Russell 2000(R)ETF
   OCTOBER 31, 2009         --           --        27.20    (8.36)%   0.70%       0.62%      124%         21,759
   October 31, 2008*        --           --        29.87   (59.79)%   0.71%****   0.93%****  192%         13,442
Rydex Inverse 2x Russell 2000(R)ETF
   OCTOBER 31, 2009         --       (14.46)       46.27   (51.17)%   0.71%      (0.63)%      --          18,510
   October 31, 2008*        --        (1.14)      110.12    48.79%(A) 0.71%****   1.41%****   --          16,518
Rydex 2x S&P Select Sector Energy ETF
   OCTOBER 31, 2009         --           --        19.35    (3.21)%   0.70%       1.11%      123%         10,640
   October 31, 2008*        --           --        20.22   (72.94)%   0.71%****   0.44%****  105%          4,044
Rydex Inverse 2x S&P Select Sector Energy ETF
   OCTOBER 31, 2009         --       (86.48)        5.83   (57.39)%   0.70%      (0.62)%      --           1,457
   October 31, 2008*        --        (0.40)      111.91    49.75%    0.71%***    0.55%****   --           5,596
Rydex 2x S&P Select Sector Financial ETF
   OCTOBER 31, 2009         --           --        11.96   (54.21)%   0.71%       0.92%      205%         17,343
   October 31, 2008*        --           --        26.53   (64.51)%   0.71%****   2.60%****  177%         10,610
Rydex Inverse 2x S&P Select Sector Financial ETF
   OCTOBER 31, 2009         --           --         6.34   (82.23)%   0.70%      (0.63)%      --           7,925
   October 31, 2008*        --           --        71.64    (4.19)%   0.71%****   0.52%****   --           7,164
Rydex 2x S&P Select Sector Health Care ETF
   OCTOBER 31, 2009         --           --        54.45     4.45%    0.71%       1.35%       56%          2,723
   October 31, 2008*        --           --        52.84   (29.33)%   0.71%****   0.81%****   35%          5,284

                                  PROSPECTUS 61

FINANCIAL HIGHLIGHTS (concluded)

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years, or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report is included in the Trust's annual report along with the Trust's financial statements. The annual report is available upon request.



                    NET ASSET      NET     NET REALIZED             DISTRIBUTIONS DISTRIBUTIONS
                    VALUE,AT  INVESTMENT AND UNREALIZED  TOTAL FROM   FROM NET       FROM NET
                    BEGINNING   INCOME    GAIN (LOSS) ON INVESTMENT  INVESTMENT      REALIZED
PERIOD ENDED        OF PERIOD  (LOSS)**    INVESTMENTS   OPERATIONS    INCOME         GAINS
------------        --------- ---------- --------------- ---------- ------------- -------------
RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF
OCTOBER 31, 2009     $ 83.81    $(0.37)      $(15.64)     $(16.01)     $   --       $(26.10)
October 31, 2008*      75.00      0.16          8.84         9.00       (0.19)           --
RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
OCTOBER 31, 2009       31.15      0.30         12.49        12.79       (0.29)           --
October 31, 2008*      75.00      0.16        (43.90)      (43.74)      (0.11)           --
RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF
OCTOBER 31, 2009      129.37     (0.27)       (30.47)      (30.74)         --        (76.16)
October 31, 2008*      75.00      0.18         54.37        54.55       (0.18)           --

                                                                  RATIOS TO
                                                             AVERAGE NET ASSETS:
                                                       -------------------------------
                                  NET ASSET                                             NET ASSETS,
                                   VALUE,AT                           NET    PORTFOLIO    AT END OF
                         TOTAL      END OF    TOTAL               INVESTMENT  TURNOVER PERIOD (000'S
PERIOD ENDED        DISTRIBUTIONS   PERIOD  RETURN***  EXPENSES     INCOME     RATE+       OMITTED)
------------        ------------- --------- ---------- ---------- ---------- --------- -------------
RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF
OCTOBER 31, 2009      $(26.10)     $ 41.70   (26.55)%   0.70%     (0.63)%        --      $2,085
October 31, 2008*       (0.19)       83.81    12.04%    0.71%****  0.54%****     --       8,381
RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
OCTOBER 31, 2009           --        43.65    41.45%    0.71%      0.90%         43%      6,548
October 31, 2008*          --        31.15   (58.36)%   0.71%****  0.72%****     65%      3,115
RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF
OCTOBER 31, 2009       (76.16)       22.47   (57.07)%   0.71%     (0.63)%        --       2,247
October 31, 2008*       (0.18)      129.37    72.79%    0.71%****  0.48%****     --       6,468

*    Since the commencement of operations:

     November 5, 2007 -- Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, Rydex Inverse 2x S&P MidCap 400 ETF, Rydex 2x Russell 2000(R) ETF, Rydex Inverse 2x Russell 2000(R) ETF;

     June 10 2008 -- Rydex 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, Rydex 2x S&P Select Sector Technology ETF, Rydex Inverse 2x S&P Select Sector Technology ETF

**   Based on average shares outstanding.

*** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

**** Annualized.

+ Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions. Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, and Rydex Inverse 2x S&P 400 ETF (the "S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the S&P Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index (the "S&P Indices") to track general stock market performance. S&P's only relationship to PADCO Advisors II, Inc. (the "Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P Funds or the timing of the issuance or sale of the S&P Funds or in the determination or calculation of the equation by which the S&P Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the S&P Funds.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by PADCO Advisors II, Inc.

The Select Sector Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index (the "Select Sector Indices") to track the general stock market performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to PADCO Advisors II, Inc. (the "Licensee") is the licensing of certain trademarks and trade names and of the Select Sector Indices which are determined, composed and calculated by a third party calculation agent without regard to Licensee or the Funds. S&P has no obligation to take the needs of Licensee or the owners of the Funds into consideration in determining, composing or calculating the Select Sector Indices or any criteria which may underlie them. S&P is not responsible for and has not participated in the determination of the prices and amounts of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

S&P does not guarantee the accuracy and/or the completeness of the Select Sector Indices or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, condition or representation, express or implied, as to results to be obtained by licensee, owners of the funds, or any other person or entity from the use of the S&P indices or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the Select Sector Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Select Sector Indices or any data included therein, even if notified of the possibility of such damages.

FRANK RUSSELL COMPANY ("RUSSELL")

The Rydex 2x Russell 2000(R)ETF and the Rydex Inverse 2x Russell 2000(R)ETF (the "Russell Funds") are not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the Russell Funds particularly or the ability of the Russell 2000(R)Index to track general stock market performance or a segment of the same. Russell's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R)Index is based. Russell's only relationship to PADCO Advisors II, Inc. (the "Licensee") is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Index which is determined, composed and calculated by Russell without regard to the Licensee or the Russell Funds. Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publica-

                                 PROSPECTUS 63

tions and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R)Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Russell Funds.

Russell does not guarantee the accuracy and/or the completeness of the Russell 2000(R) Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Licensee, investors, owners of the Russell Funds, or any other person or entity from the use of the Russell 2000(R) Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Russell 2000(R)Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Frank Russell(R)," "Russell(R)," and "Russell 2000(R)" are trademarks of Russell and have been licensed for use by the Licensee.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

ADDITIONAL INFORMATION

Additional and more detailed information about the Funds is included in the SAI dated March 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports or make inquiries, without charge by calling 800.820.0888 or 301.296.5100, visiting the Rydex website at www.rydex-sgi.com, or writing to Rydex ETF Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the Annual and Semi-Annual Reports. Also, in the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE FUNDS OR RYDEX|SGI. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's Investment Company Act file number is 811-21261.

                                 PROSPECTUS 65

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

                                       66

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

                                  PROSPECTUS 67

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

THIS PAGE INTENTIONALLY LEFT BLANK.

GO GREEN!
ELIMINATE MAILBOX CLUTTER

Go paperless with Rydex|SGI eDelivery--a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Rydex|SGI eDelivery you can:

-    View online confirmations and statements at your convenience.

- Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

-    Access prospectuses, annual reports and semiannual reports online.

IT'S EASY TO ENROLL:

1/ Visit www.rydex-sgi.com and select "Individual Investors"

2/ Click on "eDelivery Sign-Up"                                        eDELIVERY

3/ Follow the simple enrollment instructions

If you have QUESTIONS ABOUT RYDEX|SGI EDELIVERY SERVICES, contact one of our Shareholder Service Representatives at 800.820.0888.

                               (RYDEX | SGI LOGO)
                          SECURITY GLOBAL INVESTORS(SM)

                          (NOT PART OF THE PROSPECTUS)

(RYDEX | SGI LOGO)
SECURITY GLOBAL INVESTORS'(TM)

9601 BLACKWELL ROAD, SUITE 500
ROCKVILLE, MARYLAND 20850
800.820.0888 www.rydex-sgi.com

ETFLI-l-0310x0311

PLEASE SEE THE RYDEX|SGI EDELIVERY NOTICE INSIDE THE BACK COVER.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850

                            800.820.0888 301.296.5100
                                WWW.RYDEX-SGI.COM

Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):

                RYDEX S&P EQUAL WEIGHT ETF (NYSE Arca, Inc.: RSP)
               RYDEX RUSSELL TOP 50(R) ETF (NYSE Arca, Inc.: XLG)

This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated March 1, 2010. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended October 31, 2009 are included in the Funds' Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                      The date of this SAI is March 1, 2010

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST .....................................      1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS ........................      1
MORE INFORMATION ABOUT THE UNDERLYING INDICES ...........................     14
INVESTMENT RESTRICTIONS .................................................     17
CONTINUOUS OFFERING .....................................................     19
EXCHANGE LISTING AND TRADING ............................................     20
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................     20
MANAGEMENT OF THE TRUST .................................................     23
PRINCIPAL HOLDERS OF SECURITIES .........................................     39
BOOK ENTRY ONLY SYSTEM ..................................................     39
CREATION AND REDEMPTION OF CREATION UNITS ...............................     40
DETERMINATION OF NET ASSET VALUE ........................................     47
DIVIDENDS, DISTRIBUTIONS, AND TAXES .....................................     47
OTHER INFORMATION .......................................................     52
INDEX PUBLISHERS INFORMATION ............................................     53
COUNSEL .................................................................     55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...........................     55
CUSTODIAN ...............................................................     55
FINANCIAL STATEMENTS ....................................................     55
APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES .....    A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Trust currently consists of thirty-one (31) investment portfolios (i.e., funds). This SAI relates to the Rydex S&P Equal Weight ETF and Russell Top 50(R) ETF. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Funds are listed and traded on the NYSE Arca, Inc. (the "Exchange"). The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for: (i) a basket of equity securities included in its Underlying Index ("S&P Equal Weight Index" for the Rydex Equal Weight ETF and "Russell Top 50(R) Index" for the Rydex Russell Top 50(R) ETF) (the "Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the "Creation and Redemption of Creation Units" section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective is to replicate as closely as possible, before fees and expenses, the performance of its respective Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of each Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information concerning each Fund's Underlying Index is included below under the heading "More Information About the Underlying Indices."

The Funds seek to achieve their respective objectives by using a "replication" strategy to try to track their Underlying Indices. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

Portfolio management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectus.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use this form of leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES

The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

- WARRANTS. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- RIGHTS. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter ("OTC"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Certain ETFs may not produce qualifying income for purposes of the "90% Test" (as defined under "Dividends, Distributions, and Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund's portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal Revenue Code.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. A Fund's investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that a Fund uses derivatives, they generally will be short-term derivative instruments. As a result, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, produce correspondingly greater expenses for the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. To the extent portfolio turnover is attributable to frequent redemptions, the redemption fees charged on such frequent redemptions and collected by the Funds will offset the transaction costs associated with such portfolio turnover.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, exercising the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. A Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SWAP AGREEMENTS

Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

TRACKING ERROR

The following factors may affect the ability of each Fund to achieve correlation with the performance of each Fund's benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the Underlying Index that are not disseminated in advance; (9) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (10) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. Each Fund's performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS

Each Fund seeks to provide investment results that replicate as closely as possible, before expenses, the performance of a specific benchmark. The current benchmark for each Fund is set forth below and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."

FUND                                 BENCHMARK
----                          -----------------------
Rydex S&P Equal Weight ETF    S&P Equal Weight Index
Rydex Russell Top 50(R) ETF   Russell Top 50(R) Index

The Rydex S&P Equal Weight ETF is composed of the same constituent equity securities (stocks) as the S&P Equal Weight Index (the "S&P Equal Weight Index" or "S&P Underlying Index"). The S&P Underlying Index is compiled by Standard & Poor's, a division of The McGraw Hill Company, Inc. ("Standard & Poor's"). Standard & Poor's is not affiliated with the Rydex S&P Equal Weight ETF or with the Advisor or its affiliates. The Rydex S&P Equal Weight ETF is entitled to use its Underlying S&P Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Rydex S&P Equal Weight ETF.

The Russell Top 50(R) Index ("Russell Top 50(R) Index" or "Russell Underlying Index") is composed of the approximately 50 largest capitalization stocks as represented in the Russell 3000(R) Index. The Russell Top 50(R) Index is compiled by the Frank Russell Company ("Russell"). Russell is not affiliated with the Rydex Russell Top 50(R) ETF or with the Advisor or its affiliates. The Rydex Russell Top 50(R) ETF is entitled to use the Russell Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Rydex Russell Top 50(R) ETF.

The S&P Equal Weight Index is the equal-weight version of the widely regarded S&P 500, which is a measure of large-capitalization stocks of 500 major corporations selected by Standard & Poor's for their market size, liquidity and industry group representation. Unlike the S&P 500, where each stock's weight in the index is proportionate to its market value (stock price times number of shares outstanding), each stock in the S&P Equal Weight Index will have the same target weighting as every other stock in the index (or S&P Equal Weight Index) which is fixed at a weight of .20% and rebalanced quarterly.

Standard & Poor's has sole control over the compilation of the S&P Equal Weight Index as well as the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. Standard & Poor's also attempts to assure that the S&P Equal Weight Index reflects the full range and diversity of the U.S. economy. The Russell Top 50(R) Index offers investors access to the largest capitalization segment in the U.S. equity universe representing approximately 40% of the U.S. stock market.

S&P INDEX CALCULATION

S&P EQUAL WEIGHT INDEX. The S&P Equal Weight Index is calculated using the divisor method as used to calculate the S&P 500. For example, the initial divisor for the S&P Equal Weight Index is set so as to have a base index value of 1000 on September 30, 1989. The index value is simply the index market value divided by the index divisor.



(1) INDEX VALUE           =   IndexMarketValue / Divisor

                                 n
(2) INDEX MARKET VALUE    =    (sum) (Index Shares)(i) x (Price)(i)
                                i=1

     where "n" is the number of stocks in the index.

At the beginning of each quarterly rebalancing, Index Shares for each constituent are set so as to have each stock in the S&P Equal Weight Index have a weight of 20 basis points. Index Shares for all 500 constituents are calculated using Equation 3, with Weight = 0.02.

                                                     500
(3) (INDEX SHARES) (I, AFTER REBALANCE) =  Weight x (sum) (Price)(i,rebalance date/(Price)(i, rebalance date)
                                                     i=1

Several key features of this process should be noted:

- "INDEX SHARES" AND "INDEX MARKET VALUE" ARE ARTIFICIAL CONSTRUCTS: Index Shares shown in the equations here are artificial constructs bearing no relation to actual shares outstanding. These may be fractions, and might be less than 1. Therefore, the Index Market Value is also an artificial construct bearing no relation to the market of the S&P 500. These terms are used simply to show the resemblance between the calculation methodology of the equal weighted and capitalization weighted indices.

- ARITHMETIC MEAN, NOT GEOMETRIC MEAN: In between two rebalancing periods, the index return will be the arithmetic mean of the return of S&P 500 stocks. Therefore, the S&P Equal Weight Index is an arithmetic mean index. Since the arithmetic mean is always greater than the geometric mean, the S&P Equal Weight Index will always provide higher returns than a geometric mean based index.

- NOT ALWAYS EQUALLY WEIGHTED: In between two rebalancing periods, the S&P Equal Weight Index would usually not be equally weighted. Therefore, any return computation starting from a non-rebalancing date would not match the arithmetic average of returns of S&P 500 constituents between those two dates.

- QUARTERLY REBALANCING: Index rebalancing seeks to strike a balance between equal weighted representation of the S&P 500 universe, and the investability of the S&P Equal Weight Index. Based on historical simulation and market conventions, Standard & Poor's has arrived upon a quarterly rebalancing procedure for the S&P Equal Weight Index. The S&P Equal Weight Index will be rebalanced on the third Friday of the quarter-ending month, which coincides with triple witching of index futures, index options and stock options. This date will also coincide the conventional date for quarterly share adjustments of the S&P 500.

At rebalancing, constituents will be assigned Index Shares as given in Equation
3. Also, in order to maintain index series continuity, it is necessary to adjust the divisor.

(4) (INDEX VALUE) BEFORE REBALANCE = (Index Value) after rebalance

Therefore,

(5) (DIVISOR) AFTER REBALANCE      = (Index Market Value) after rebalance/
                                     (Index Value) before rebalance

S&P INDEX MAINTENANCE

Maintaining the S&P Equal Weight Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Equal Weight Index as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the index as close as possible to the actual date on which the event occurred. A company can be removed from the index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor ("IWF") changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering).

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.

RUSSELL INDEX CALCULATION

The securities in the Russell Indices (sometimes referred to as the "components") are reconstituted annually after the close on the last Friday in June to reflect changes in the marketplace. The Russell 3000(R) Index, includes the largest 3,000 securities listed on any U.S. exchange ranked by decreasing total market capitalization. All U.S. incorporated companies listed on a U.S. exchange are considered for inclusion with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Although only one class of security is allowed into the indices, all common classes are combined to determine total market capitalization and available float. Tracking stocks are considered individually for membership. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, closed-end investment companies, limited partnerships, and foreign stocks including American Depositary Receipts ("ADRs"). After component selection, stocks are weighted by their available market capitalization.

RUSSELL INDEX MAINTENANCE

The Russell Top 50(R) Index will be reconstituted annually. Securities that leave the Russell Top 50(R) Index, between reconstitution dates, for any reason (i.e., mergers, acquisitions, or other similar corporate activity) are not replaced. Thus, the number of securities in the Russell Top 50(R) Index over the year will fluctuate according to corporate activity.

When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets on OTC bulletin boards, the stock is deleted from the relevant indices. When acquisitions or mergers take place within the Russell Top 50(R) Index, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the Russell Top 50(R) Index. The only additions between reconstitution dates are as a result of spin-offs and eligible initial public offerings ("IPOs").

Maintaining the Russell Top 50(R) Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant changes to outstanding share capital changes are made at month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments will be made at the open of the ex-date using previous day closing prices.

COMMENCEMENT DATES OF THE UNDERLYING INDICES

The S&P Equal Weight Index and the Russell Top 50(R) Index commenced operations on January 8, 2003 and April 14, 2005, respectively.

INDEX AVAILABILITY

Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 90% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in its Underlying Index without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. For purposes of non-fundamental policy 1, a Fund shall be deemed not to have warrants acquired by the Fund as a result of a corporate action or some other event affecting the companies in which it invests.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds paid the following aggregate brokerage commissions:

                                            AGGREGATE BROKERAGE  AGGREGATE BROKERAGE  AGGREGATE BROKERAGE
                                               COMMISSIONS           COMMISSIONS      COMMISSIONS DURING
                            FUND INCEPTION  DURING THE FISCAL     DURING THE FISCAL        THE FISCAL
FUND NAME                        DATE         YEAR ENDED 2009      YEAR ENDED 2008      YEAR ENDED 2007
---------                   --------------  -------------------  -------------------  -------------------
Rydex S&P Equal Weight ETF     04/24/03           $1,020,250            $689,127            $444,572
Rydex Russell Top 50 ETF       05/04/05           $   60,145            $ 59,394            $  5,279

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of increases or decreases in the Funds' assets over those periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal year ended October 31, 2009, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person, to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of October 31, 2009, the following Funds held the following securities of the Trust's "regular brokers or dealers":

                                                               MARKET
       FUND NAME                    ISSUER              VALUE OF INVESTMENT
--------------------------  --------------------------  -------------------
Rydex S&P Equal Weight ETF  Goldman Sachs Group, Inc.        $2,946,153
                            Bank New York Mellon Corp.       $2,777,545
                            Bank of America Corp.            $2,610,578
Rydex Russell Top 50 ETF    Goldman Sachs Group, Inc.        $5,747,321
                            Bank of America Corp.            $8,462,406

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. For the fiscal years ended October 31, 2009 and October 31, 2008, the portfolio turnover rate for each Fund was as follows:

                              PORTFOLIO
                            TURNOVER RATE
                            -------------
    FUND                     2009   2008
--------------------------  -----   ----
sRydex S&P Equal Weight ETF   37%     32%
Rydex Russell Top 50 ETF      12%     10%

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
Richard M. Goldman (49)    Trustee and       PADCO ADVISORS, INC.: Director and Chief           160        Security Equity Fund
                           President from    Executive Officer from January 2009 to                        (10); Security Large Cap
                           2009 to present   present                                                       Value Fund (2); Security
                                                                                                           Mid Cap Growth Fund
                                             PADCO ADVISORS II, INC.: Director and                         (1); Security Income Fund
                                             Chief Executive Officer from January 2009                     (2); and SBL Fund (15)
                                             to present

                                             RYDEX DISTRIBUTORS, INC.: President, Chief
                                             Executive Officer and Director from
                                             January 2009 to present

                                             RYDEX FUND SERVICES, INC.: Director from
                                             July 2009 to present

                                             RYDEX HOLDINGS, LLC: President and Chief
                                             Executive Officer from January 2009 to
                                             present

                                             SECURITY BENEFIT CORPORATION: Senior Vice
                                             President from March 2007 to present

                                             FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                             INSURANCE COMPANY OF NEW YORK: Director
                                             from September 2007 to present

                                             SECURITY INVESTORS, LLC: President from
                                             August 2007 to present

                                             SECURITY GLOBAL INVESTORS, LLC: Manager
                                             and President from May 2007 to present

                                             SECURITY DISTRIBUTORS, INC.: Director from
                                             March 2007 to 2009

                                             R.M. GOLDMAN PARTNER, LLC: Managing
                                             Member from February 2006 to
                                             February 2007

                                             FORSTMANNLEFF ASSOCIATES: President and
                                             Chief Executive Officer from August 2003
                                             to November 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour (64)    Trustee from       Retired;    President   and   Senior   Vice        160         None
                          2003 to present;   President  of  Schield  Management  Company
                          Member of the      (registered  investment  adviser)
------------------------------------------------------------------------------------------------------------------------------------
                                     23




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                          Audit Committee    from 2003 to 2006
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton (69)    Trustee from       Retired                                            160         Trustee of Epiphany
                          2003 to present;                                                                  Funds since 2009
                          Member and
                          Chairman of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (70)      Trustee from       Retired                                            160         None
                          2003 to present;
                          Chairman of the
                          Board from 2006
                          to present;
                          Member of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (69)     Trustee and        Founder and  President of Keller  Partners,        160         None
                          Member of the      LLC  (registered  investment  adviser) from
                          Audit and          2005 to present;  and Retired  from 2001 to
                          Governance and     2005
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon (50)      Trustee and        President  of  Global  Trends   Investments        160         Board of Directors of US
                          Member of the      (registered  investment  adviser) from 1996                    Global Investors (GROW)
                          Audit and          to present                                                     since April 1995
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Patrick T.                Trustee from       Chief Executive  Officer of Par Industries,        160         None

------------------------------------------------------------------------------------------------------------------------------------


                                     24



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
McCarville (67)           2003 to present;   Inc.,   d/b/a  Par  Leasing  from  1977  to
                          Member of the      present
                          Audit Committee
                          from 2003 to
                          present; and
                          Chairman of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Roger Somers (65)         Trustee from       Founder  and  Chief  Executive  Officer  of        160         None
                          2003 to present;   Arrow Limousine from 1965 to present
                          Member of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman (48)    President from    PADCO ADVISORS, INC.: Director and Chief           160        Security Equity Fund
                           2009 to present   Executive Officer from January 2009 to                        (10); Security Large Cap
                                             present                                                       Value Fund (2); Security
                                                                                                           Mid Cap Growth Fund (1)
                                             PADCO ADVISORS II, INC.: Director and                         (1); Security Income Fund
                                             Chief Executive Officer from January 2009                     (2); and SBL Fund (15)
                                             to present

                                             RYDEX DISTRIBUTORS, INC.: President, Chief
                                             Executive Officer and Director from
                                             January 2009 to present

                                             RYDEX FUND SERVICES, INC.: Director from
                                             July 2009 to present

                                             RYDEX HOLDINGS, LLC: President and Chief
                                             Executive Officer from January 2009 to
                                             present

                                             SECURITY BENEFIT CORPORATION: Senior Vice
                                             President from March 2007 to present

                                             FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                             INSURANCE COMPANY OF NEW YORK: Director
                                             from September 2007 to present

                                             SECURITY INVESTORS, LLC: President from
------------------------------------------------------------------------------------------------------------------------------------


                                     25




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             August 2007 to present

                                             SECURITY GLOBAL INVESTORS, LLC: Manager
                                             and President from May 2007 to present

                                             SECURITY DISTRIBUTORS, INC.: Director from
                                             March 2007 to 2009

                                             R.M. GOLDMAN PARTNER, LLC: Managing
                                             Member from February 2006 to
                                             February 2007

                                             FORSTMANNLEFF ASSOCIATES: President and
                                             Chief Executive Officer from August 2003
                                             to November 2005
------------------------------------------------------------------------------------------------------------------------------------


                                     26




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
Michael P. Byrum (39)      Trustee from      PADCO ADVISORS, INC.:                              160         None
                           2005 to 2009      Director from January 2008 to present;
                           Vice President    Chief Investment Officer from August 2006
                           from 2003 to      President from May 2004 to
                           present           present; and Secretary from December 2002
                                             to present

                                             PADCO ADVISORS II, INC.: Director
                                             from February 2008 to present;
                                             Chief Investment Officer from
                                             August 2006 to present; President
                                             from May 2004 to present; and
                                             Secretary from December 2002 to
                                             present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             President and Secretary from
                                             October 2003 to April 2007 (this
                                             entity no longer exists)

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             President and Secretary from
                                             October 2003 to April 2007 (this
                                             entity no longer exists)

                                             RYDEX FUND SERVICES, INC.:
                                             Director from July 2009 to present;
                                             Secretary from December 2002 to present;
                                             and Executive Vice President from December
                                             2002 to August 2006

                                             RYDEX HOLDINGS, INC.:
                                             Secretary from December 2005 to January
                                             2008; and Executive Vice President from
                                             December 2005 to August 2006 (entity
                                             merged into Rydex Holdings, LLC)

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Secretary from May 2006 to present; and
                                             Executive Vice President from May 2006 to
                                             August 2006

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Manager from September 2005 to present;
                                             and Secretary from September 2005 to June
                                             2008

                                             RYDEX HOLDINGS, LLC: Chief Investment
                                             Officer from January 2008 to present
------------------------------------------------------------------------------------------------------------------------------------


                                     27




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                             RYDEX DISTRIBUTORS, INC.: Vice President
                                             from October 2009 to present
------------------------------------------------------------------------------------------------------------------------------------
Nick Bonos (46)            Vice President    PADCO   ADVISORS,    INC.:    Senior   Vice        160         Not Applicable
                           and treasurer     President  of  Fund  Services  from  August
                           from 2003 to      2006 to present
                           present
                                             RYDEX FUND SERVICES,  INC.: Chief Executive
                                             Officer and President from January
                                             2009 to present; Director from
                                             February 2009 to July 2009; and
                                             Senior Vice President from December
                                             2003 to August 2006

                                             RYDEX  SPECIALIZED  PRODUCTS,  LLC: Manager
                                             from September 2005 to present;
                                             Chief Executive Officer from May
                                             2009 to present; and Chief
                                             Financial Officer from September
                                             2005 to May 2009
------------------------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney (43)     Chief             PADCO  ADVISORS,   INC.:  Chief  Compliance        160         Not Applicable
                           Compliance        Officer  from  May  2005  to  present;  and
                           Officer from      Vice  President of  Compliance  from August
                           2004 to present   2006 to present
                           and Secretary
                           from 2003 to      PADCO ADVISORS II, INC.:  Chief  Compliance
                           present           Officer from May 2005 to present

                                             RYDEX  CAPITAL   PARTNERS  I,  LLC:   Chief
                                             Compliance Officer from August 2006 to
                                             April 2007 (entity no longer exists)

                                             RYDEX  CAPITAL   PARTNERS  II,  LLC:  Chief
                                             Compliance Officer from August 2006 to
                                             April 2007 (entity no longer exists)

                                             RYDEX  DISTRIBUTORS,  INC.:  Director  from
                                             January 2009 to present

                                             RYDEX FUND SERVICES,  INC.:  Vice President
                                             from December 2001 to August 2006
------------------------------------------------------------------------------------------------------------------------------------
Joseph Arruda (43)         Assistant         PADCO  ADVISORS,  INC.: Vice President from        160         Not Applicable
                           Treasurer from    2004 to present
                           2006 to present
                                             RYDEX  SPECIALIZED  PRODUCTS,  LLC: Manager
                                             and Chief  Financial  Officer  from 2009 to
                                             present
------------------------------------------------------------------------------------------------------------------------------------
Keith Fletcher (52)        Vice President    PADCO  ADVISORS,  INC.: Vice President from        160         Not Applicable
                           from 2009 to      May 2009 to present
                           the present
------------------------------------------------------------------------------------------------------------------------------------


                                     28




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             PADCO  ADVISORS  II, INC.:  Vice  President
                                             from March 2009 to present

                                             RYDEX   ADVISORY   SERVICES,    LLC:   Vice
                                             President from March 2009 to present

                                             RYDEX  SPECIALIZED   PRODUCTS,   LLC:  Vice
                                             President from March 2009 to present

                                             RYDEX  DISTRIBUTORS,   INC.:  Director  and
                                             Vice President from 2009 to present

                                             RYDEX FUND SERVICES,  INC.:  Vice President
                                             from March 2009 to present

                                             SECURITY   GLOBAL   INVESTORS,   LLC:  Vice
                                             President from March 2009 to present

                                             LYSTER  WATSON  AND  COMPANY  (INVESTMENT
                                             ADVISER):  Managing  Director  from 2007 to
                                             2008

                                             FLETCHER   FINANCIAL   GROUP  INC.:   Chief
                                             Executive Officer from 2004 to 2007
------------------------------------------------------------------------------------------------------------------------------------
Amy Lee (48)               Vice President    RYDEX  DISTRIBUTORS,  INC.:  Secretary from        160         Not Applicable
                           and Assitant      September   2008  to  present;   and  Chief
                           Secretary from    Compliance  Officer from  September 2008 to
                           2009 to present   June 2009

                                             SECURITY    BENEFIT    CORPORATION:    Vice
                                             President,  Associate  General  Counsel and
                                             Assistant Secretary

                                             SECURITY  BENEFIT LIFE  INSURANCE  COMPANY:
                                             Vice President,  Associate  General Counsel
                                             and Assistant  Secretary  from June 2004 to
                                             present

                                             FIRST  SECURITY  BENEFIT  LIFE AND ANNUITY
                                             COMPANY  OF  NEW  YORK:  Associate  General
                                             Counsel from June 2004 to present

                                             SECURITY DISTRIBUTORS,  INC.: Secretary and
                                             Chief Compliance Officer from December
                                             2004 to present

                                             SECURITY   FINANCIAL    RESOURCES,    INC.:
                                             Secretary from April 2004 to present
------------------------------------------------------------------------------------------------------------------------------------


                                     29


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             SECURITY INVESTORS, LLC: Secretary

                                             SECURITY GLOBAL INVESTORS,  LLC:  Secretary
                                             from May 2007 to present

                                             BRECEK  &  YOUNG  ADVISORS:  Director  from
                                             August  2005 to October  2008  (entity  was
                                             sold)

                                             SECURITY   BENEFIT   GROUP,    INC.:   Vice
                                             President,  Assistant General Counsel,  and
                                             Assistant  Secretary  from 2004 to  January
                                             2005 (entity  merged into Security  Benefit
                                             Corporation)
------------------------------------------------------------------------------------------------------------------------------------



* Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor.

** The "Fund Complex" consists of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.

NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust, including shareholder recommendations for nominations, to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of Trust own less than 1% of the outstanding shares of the Trust.

                                                       AGGREGATE DOLLAR
                                                      RANGE OF SHARES IN
                                     DOLLAR RANGE       ALL RYDEX FUNDS
NAME                    FUND NAME   OF FUND SHARES   OVERSEEN BY TRUSTEE*
----                    ---------   --------------   --------------------
                           INTERESTED TRUSTEES
Richard Goldman            None          None                 None
                          INDEPENDENT TRUSTEES
Corey A. Colehour          None          None          $50,001 - $100,000
J. Kenneth Dalton          None          None          $10,001 - $50,000
John O. Demaret            None          None            Over $100,000
Thomas F. Lydon, Jr.       None          None                 None
Werner E. Keller           None          None            Over $100,000

                                                       AGGREGATE DOLLAR
                                                      RANGE OF SHARES IN
                                     DOLLAR RANGE       ALL RYDEX FUNDS
NAME                    FUND NAME   OF FUND SHARES   OVERSEEN BY TRUSTEE*
----                    ---------   --------------   --------------------
Patrick T. McCarville      None          None          $50,001 - $100,000
Roger J. Somers            None          None            Over $100,000

* Includes shares held in series of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2009:

                          AGGREGATE      PENSION OR RETIREMENT                               TOTAL COMPENSATION
                        COMPENSATION   BENEFITS ACCRUED AS PART       ESTIMATED ANNUAL            FROM FUND
NAME OF TRUSTEE          FROM TRUST      OF TRUST'S EXPENSES      BENEFITS UPON RETIREMENT        COMPLEX(1)
---------------         ------------   ------------------------   ------------------------   ------------------
INTERESTED TRUSTEES
Richard Goldman(2)        $      0               $0                         $0                    $      0
Michael P. Byrum(3)       $      0               $0                         $0                    $      0
Carl Verboncoeur(3)       $      0               $0                         $0                    $      0
INDEPENDENT TRUSTEES
Corey A. Colehour         $107,500               $0                         $0                    $107,500
J. Kenneth Dalton         $115,000               $0                         $0                    $115,000
John O. Demaret           $130,000               $0                         $0                    $130,000
Patrick T. McCarville     $111,250               $0                         $0                    $111,250
Roger J. Somers           $107,500               $0                         $0                    $107,500
Werner E. Keller          $107,500               $0                         $0                    $107,500
Thomas F. Lydon, Jr.      $107,500               $0                         $0                    $107,500

(1) Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.

(2) Mr. Goldman was appointed to the Board on November 18, 2009. Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. As an officer of the Trust, he does not receive compensation from the Funds.

(3) Messrs. Byrum and Verboncoeur resigned as Trustees on November 18, 2009. While they did serve on the Board for the fiscal year ending October 31, 2009, as officers of the Trust, they did not receive compensation from the Funds.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

Rydex Holdings, LLC, the Advisor's parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. For its investment management services, each Fund pays the Advisor the following fee at an annual rate based on the average daily net assets for that Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds paid the Advisor the following investment advisory fees:

                                                             ADVISORY FEE PAID FOR   ADVISORY FEE PAID FOR   ADVISORY FEE PAID FOR
                                            FUND INCEPTION   THE FISCAL YEAR ENDED   THE FISCAL YEAR ENDED   THE FISCAL YEAR ENDED
FUND NAME                    ADVISORY FEE        DATE                2009                    2008                    2007
---------                    ------------   --------------   ---------------------   ---------------------   ---------------------
Rydex S&P Equal Weight ETF       0.40%          04/23/03           $4,052,628              $5,534,323              $8,585,186
Rydex Russell Top 50 ETF         0.20%          05/04/05           $  709,919              $1,140,279              $1,114,984

The Advisor manages the investment and the reinvestment of the assets of each Fund, in accordance with the investment objective, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund's operating expenses as described in the Prospectus.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                          REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                             COMPANIES(1,2)                        VEHICLES(1)                      OTHER ACCOUNTS(1)
                   ----------------------------------   ---------------------------------   ---------------------------------
      NAME         NUMBER OF ACCOUNTS   TOTAL ASSETS    NUMBER OF ACCOUNTS   TOTAL ASSETS   NUMBER OF ACCOUNTS   TOTAL ASSETS
      ----         ------------------   ------------    ------------------   ------------   ------------------   ------------
Michael P. Byrum           152          $12.9 Billion           0                None              1             < $5 Million
Michael Dellapa            152          $12.9 Billion           0                None              7             < $5 Million
Ryan Harder                152          $12.9 Billion           0                None              6             < $5 Million

(1)  Information provided is as of October 31, 2009.

(2) As of October 31, 2009, the portfolio managers manage one registered investment company, the Rydex Variable Trust Multi-Cap Core Equity Fund, that is subject to a performance based advisory fee. The Fund had $2.1 million in assets under management as of October 31, 2009.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his/her management of the Funds. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short term and long term incentive plan.

The Short Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the Company's success as determined by management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2009.

PORTFOLIO MANAGER           FUND NAME            DOLLAR RANGE OF FUND SHARES
-----------------   --------------------------   ---------------------------
Michael P. Byrum    Rydex S&P Equal Weight ETF        $10,000 - $50,000
Michael Dellapa                None                         None
Ryan Harder                    None                         None

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS

State Street Bank and Trust Company ("State Street," the "Administrator," the "Transfer Agent" or the "Custodian") serves as administrator, custodian and transfer agent for the Funds. The principal address of State Street Bank is P.O. Box 5049, Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator also acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated at an average annual rate of 0.4% based on the average aggregate net assets of each series of the Trust, which includes the Funds. A $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Advisor will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.

The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2011. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

For the fiscal year ended October 31, 2009, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.

Other Distribution or Service Arrangements - The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of other Rydex/SGI Funds or render investor services to the shareholders of such other Rydex/SGI Funds (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by such other Rydex/SGI Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. None of the Advisor, the Distributor or their affiliates currently engage in revenue sharing with respect to the Funds. The Distributor or its affiliates may enter into revenue sharing arrangements with financial intermediaries in the future.

COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of any class of the Trust's outstanding equity securities as of January 31, 2010.

                                         NAME OF                                                  PERCENTAGE OF
FUND NAME                            BENEFICIAL OWNER            ADDRESS OF BENEFICIAL OWNER    FUND SHARES OWNED
---------                    -------------------------------   ------------------------------   -----------------
Rydex S&P Equal Weight ETF   Charles Schwab & Co. Inc.         211 Main Street,
                                                               San Francisco, CA 94105                15.88%
                             National Financial Services LLC   200 Liberty Street,
                                                               New York, NY 10281                     10.18%
                             ICAP Corporates LLC               Harborside Financial Center,
                                                               1100 Plaza Five,
                                                               12th floor, Jersey City,
                                                               NJ 07311-4996                           7.61%
                             Citigroup Global Markets          333 W. 34th Street,
                                                               New York, NY 10001                      6.41%
                             ML SFKPG                          4 Corporate Place, Piscataway,
                                                               NJ 08854                                5.61%
Rydex Russell Top 50 ETF     ML SFKPG                          4 Corporate Place, Piscataway,
                                                               NJ 08854                               22.15%
                             Charles Schwab & Co. Inc.         211 Main Street,
                                                               San Francisco, CA 94105                10.66%
                             National Financial Services LLC   200 Liberty Street,
                                                               New York, NY 10281                      9.65%
                             JP Morgan Chase Bank NA           14201 Dallas Parkway,
                                                               Dallas, TX 75254                        8.13%
                             Citigroup Global Markets          333 W. 34th Street,
                                                               New York, NY 10001                      5.53%

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

Depository Trust Company ("DTC") acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares

(owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A "Business Day" with respect to the Funds is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation
Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units

("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside of the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component by 2:00 p.m., Eastern Time on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 or 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:

          FUND                 CREATION TRANSACTION FEE
---------------------------    ------------------------
Rydex S&P Equal Weight ETF              $2,000
Rydex Russell Top 50(R) ETF             $  500

An additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day.

The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee." In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE OF THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:

          FUND                 REDEMPTION TRANSACTION FEE
---------------------------    --------------------------
Rydex S&P Equal Weight ETF              $2,000
Rydex Russell Top 50(R) ETF             $  500

An additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company under the Internal Revenue Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares, which are created separately from the Creation Unit process. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

Each Fund will seek to qualify for treatment as a regulated investment company under the Internal Revenue Code. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a regulated investment company (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess, if any, of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for regulated investment company qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a regulated investment company is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by a Fund to qualify as a regulated investment company, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a regulated investment company. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a ?taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.

The Funds are required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Options on "broad based" securities indices are classified as "non-equity options" under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

If one or more ETFs in which a Fund invests generates more non-qualifying income for purposes of the 90% Test than a Fund's portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

BACK-UP WITHHOLDING

The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

OTHER ISSUES

The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.rydex-sgi.com. More information about this disclosure is available at www.rydex-sgi.com.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds' chief compliance officer, or a compliance manager designated by the chief compliance officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.

In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydex-sgi.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Rydex S&P Equal Weight ETF (the "S&P Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation, condition, warranty, express or implied, to the owners of the S&P Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P Fund particularly or the ability of the S&P Equal Weight Index (the "S&P Index") to track general stock market performance. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of its trademarks and of the S&P Index which is determined, composed and calculated by S&P without regard to Licensee or the S&P Fund. S&P has no obligation to take the needs of Licensee or the owners of the S&P Fund into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P Fund or the timing of the issuance or sale of the S&P Fund or in the determination or calculation of the equation by which the S&P Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the S&P Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty or condition, express or implied, as to the results to be obtained by Licensee, owners of the S&P Fund, or any other person or entity from the use of the S&P Index or any data included therein. S&P makes no express or implied warranties or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P Index or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500," are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Rydex Investments.

FRANK RUSSELL COMPANY ("RUSSELL")

The Rydex Russell Top 50(R) ETF is not sponsored, endorsed, sold or promoted by Russell. Russell makes no representation or warranty, express or implied, to the owners of the Rydex Russell Top 50(R) ETF or any member of the public regarding the advisability of investing in securities generally or in the Rydex Russell Top 50(R) ETF particularly or the ability of the Russell Top 50(R) Index to track general stock market performance or a segment of the same. Russell's publication of the Russell Top 50(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell Top 50(R) Index is based. Russell's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names of Russell and of the Russell Top 50(R) Index which is determined, composed and calculated by Russell without regard to the Licensee or the Rydex Russell Top 50(R) ETF. Russell is not responsible for and has not reviewed the Rydex Russell Top 50(R) ETF nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Top 50(R) Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Rydex Russell Top 50(R) ETF.

Russell does not guarantee the accuracy and/or the completeness of the Russell Top 50(R) Index or any data included therein and Russell shall have no liability for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Licensee, investors, owners of the Rydex Russell Top 50(R) ETF, or any other person or entity from the use of the Russell Top 50(R) Index or any data included therein. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Russell Top 50(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Frank Russell(R)," "Russell(R)," and "Russell 2000(R)" are trademarks of Russell and have been licensed for use by the Licensee.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, the Trust's independent registered public accounting firm, provides audit services, tax return services, and assistance and consultation with respect to filings with the SEC.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements and financial highlights for the fiscal year ended October 31, 2009 appearing in the Trust's Annual Report, filed with the SEC on December 30, 2009 via EDGAR Accession No. 0001208211-09-000015 are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing. The Funds' financial highlights for the period ended October 31, 2005 have been audited by a predecessor independent registered public accounting firm. The Trust's Annual Report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-820-0888.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES

     A.   Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

     B.   Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such

Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,

     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

     Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                       Vote With Mgt.
B.  Chairman and CEO is the Same Person                              Vote With Mgt.
C.  Majority of Independent Directors                                Vote With Mgt.
D.  Stock Ownership Requirements                                     Vote With Mgt.
E.  Limit Tenure of Outside Directors                                Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection    Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                   Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election               Vote With Mgt.
B.  Reimburse Proxy Solicitation                                     Vote With Mgt.

AUDITORS

A.  Ratifying Auditors                                               Vote With Mgt.

PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                               Vote With Mgt.
B.  Cumulative Voting                                                Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                     Vote With Mgt.

TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                  Case-by-Case
B.  Fair Price Provisions                                            Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                       Vote With Mgt.
    To Amend the Charter or Bylaws

D.  Supermajority Shareholder Vote Requirement                       Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.  Confidential Voting                                              Vote With Mgt.
B.  Equal Access                                                     Vote With Mgt.

C.  Bundled Proposals                                                Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                                       Vote With Mgt.
B.  Stock Splits                                                     Vote With Mgt.
C.  Reverse Stock Splits                                             Vote With Mgt.
D.  Preemptive Rights                                                Vote With Mgt.
E.  Share Repurchase Programs                                        Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and                     Case-by-Case
    Directors Pay

B.  Shareholder Ratification of Golden and Tin Parachutes            Vote With Mgt.
C.  Employee Stock Ownership Plans                                   Vote With Mgt.
D.  401(k) Employee Benefit Plans                                    Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                                   Vote With Mgt.
B.  Voting on Reincorporation Proposals                              Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                         Case-by-Case
B.  Corporate Restructuring                                          Vote With Mgt.
C.  Spin-Offs                                                        Vote With Mgt.
D.  Liquidations                                                     Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                            Vote With Mgt.

                      STATEMENT OF ADDITIONAL INFORMATION
                                 RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850

                            800.820.0888 301.296.5100
                                WWW.RYDEX-SGI.COM

Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):

               RYDEX S&P 500 PURE VALUE ETF (NYSE Arca, Inc.: RPV)
              RYDEX S&P 500 PURE GROWTH ETF (NYSE Arca, Inc.: RPG)
           RYDEX S&P MIDCAP 400 PURE VALUE ETF (NYSE Arca, Inc.: RFV)
           RYDEX S&P MIDCAP 400 PURE GROWTH ETF (NYSE Arca, Inc.: RFG)
          RYDEX S&P SMALLCAP 600 PURE VALUE ETF (NYSE Arca, Inc.: RZV)
          RYDEX S&P SMALLCAP 600 PURE GROWTH ETF (NYSE Arca, Inc.: RZG) RYDEX S&P EQUAL WEIGHT CONSUMER DISCRETIONARY ETF (NYSE Arca, Inc.: RCD)
       RYDEX S&P EQUAL WEIGHT CONSUMER STAPLES ETF (NYSE Arca, Inc.: RHS)
            RYDEX S&P EQUAL WEIGHT ENERGY ETF (NYSE Arca, Inc.: RYE)
          RYDEX S&P EQUAL WEIGHT FINANCIALS ETF (NYSE Arca, Inc.: RYF)
          RYDEX S&P EQUAL WEIGHT HEALTH CARE ETF (NYSE Arca, Inc.: RYH)
          RYDEX S&P EQUAL WEIGHT INDUSTRIALS ETF (NYSE Arca, Inc.: RGI)
           RYDEX S&P EQUAL WEIGHT MATERIALS ETF (NYSE Arca, Inc.: RTM)
          RYDEX S&P EQUAL WEIGHT TECHNOLOGY ETF (NYSE Arca, Inc.: RYT)
           RYDEX S&P EQUAL WEIGHT UTILITIES ETF (NYSE Arca, Inc.: RYU)

This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated March 1, 2010. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended October 31, 2009 are included in the Funds' Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                      The date of this SAI is March 1, 2010

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................      1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS.........................      1
MORE INFORMATION ABOUT THE UNDERLYING INDICES............................     14
INVESTMENT RESTRICTIONS..................................................     19
CONTINUOUS OFFERING......................................................     21
EXCHANGE LISTING AND TRADING.............................................     21
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................     22
MANAGEMENT OF THE TRUST..................................................     25
PRINCIPAL HOLDERS OF SECURITIES..........................................     41
BOOK ENTRY ONLY SYSTEM...................................................     46
CREATION AND REDEMPTION OF CREATION UNITS................................     47
DETERMINATION OF NET ASSET VALUE.........................................     54
DIVIDENDS, DISTRIBUTIONS, AND TAXES......................................     54
OTHER INFORMATION........................................................     59
INDEX PUBLISHERS INFORMATION.............................................     60
COUNSEL .................................................................     61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................     62
CUSTODIAN ...............................................................     62
FINANCIAL STATEMENTS.....................................................     62
APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES......    A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Trust currently consists of thirty-one (31) investment portfolios (i.e., funds). This SAI relates to the Rydex S&P 500 Pure Value ETF, Rydex S&P 500 Pure Growth ETF, Rydex S&P MidCap 400 Pure Value ETF, Rydex S&P MidCap Pure Growth ETF, Rydex S&P SmallCap 600 Pure Value ETF, Rydex S&P SmallCap 600 Pure Growth ETF, Rydex S&P Equal Weight Consumer Discretionary ETF, Rydex S&P Equal Weight Consumer Staples ETF, Rydex S&P Equal Weight Energy ETF, Rydex S&P Equal Weight Financials ETF, Rydex S&P Equal Weight Health Care ETF, Rydex S&P Equal Weight Industrials ETF, Rydex S&P Equal Weight Materials ETF, Rydex S&P Equal Weight Technology ETF, and Rydex S&P Equal Weight Utilities ETF. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Funds are listed and traded on the NYSE Arca, Inc. (the "Exchange"). The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for: (i) a basket of equity securities included in its Underlying Index, as defined under "More Information About the Underlying Indices," (the "Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. See the "Creation and Redemption of Creation Units" section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective is to replicate as closely as possible, before fees and expenses, the performance of its respective Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of each Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information concerning each Fund's Underlying Index is included below under the heading "More Information About the Underlying Indices."

The Funds seek to achieve their respective objectives by using a "replication" strategy to try to track their Underlying Indices. "Replication" refers to investing in substantially all of the securities in the Underlying Index in approximately the same proportions as in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

Portfolio management is provided to the Funds by the Trust's investment adviser, PADCO Advisors II,

Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives. The following information supplements, and should be read in conjunction with the Funds' Prospectus.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use this form of leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES

The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

- WARRANTS. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

- RIGHTS. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

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There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

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A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter ("OTC"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Certain ETFs may not produce qualifying income for purposes of the "90% Test" (as defined under "Dividends, Distributions, and Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Fund's portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal Revenue Code.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. A Fund's investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that a Fund uses derivatives, they generally will be short-term derivative instruments. As a result, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, produce correspondingly greater expenses for the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. To the extent portfolio turnover is attributable to frequent redemptions, the redemption fees charged on such frequent redemptions and collected by the Funds will offset the transaction costs associated with such portfolio turnover.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, exercising the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. A Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SWAP AGREEMENTS

Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

TRACKING ERROR

The following factors may affect the ability of each Fund to achieve correlation with the performance of each Fund's benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the Underlying Index that are not disseminated in advance; (9) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (10) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions. Each Fund's performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS

Each Fund seeks to provide investment results that replicate as closely as possible, before expenses, the performance of a specific benchmark. The current benchmark for each Fund is set forth below and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."

FUND                                                                     BENCHMARK
----                                                ---------------------------------------------------
Rydex S&P Pure Value ETF                            S&P 500 Pure Value Index
Rydex S&P Pure Growth ETF                           S&P 500 Pure Growth Index
Rydex S&P MidCap 400 Pure Value ETF                 S&P MidCap 400 Pure Value Index
Rydex S&P MidCap 400 Pure Growth ETF                S&P MidCap 400 Pure Growth Index
Rydex S&P SmallCap 600 Pure Value ETF               S&P SmallCap 600 Pure Value Index
Rydex S&P SmallCap 600 Pure Growth ETF              S&P SmallCap 600 Pure Growth Index
Rydex S&P Equal Weight Consumer Discretionary ETF   S&P Equal Weight Index Consumer Discretionary Index
Rydex S&P Equal Weight Consumer Staples ETF         S&P Equal Weight Index Consumer Staples Index
Rydex S&P Equal Weight Energy ETF                   S&P Equal Weight Index Energy
Rydex S&P Equal Weight Financials ETF               S&P Equal Weight Index Financials
Rydex S&P Equal Weight Health Care ETF              S&P Equal Weight Index Health Care
Rydex S&P Equal Weight Industrials ETF              S&P Equal Weight Index Industrials
Rydex S&P Equal Weight Materials ETF                S&P Equal Weight Index Materials
Rydex S&P Equal Weight Technology ETF               S&P Equal Weight Index Technology
Rydex S&P Equal Weight Utilities ETF                S&P Equal Weight Index Utilities

Each of the Rydex S&P Equal Weight Consumer Discretionary ETF, Rydex S&P Equal Weight Consumer Staples ETF, Rydex S&P Equal Weight Energy ETF, Rydex S&P Equal Weight Financials ETF, Rydex S&P Equal Weight Health Care ETF, Rydex S&P Equal Weight Industrials ETF, Rydex S&P Equal Weight Materials ETF, Rydex S&P Equal Weight Technology ETF and Rydex S&P Equal Weight Utilities ETF (the "Rydex S&P Equal Weight Sector ETFs") are composed of component stocks, each of which is a member of the S&P 500 Equal Weight Index, which itself is composed of the same constituent equity securities (stocks) as the S&P 500 Index. The Rydex S&P 500 Pure Growth ETF, Rydex S&P 500 Pure Value ETF, Rydex S&P MidCap 400 Pure Growth ETF, Rydex S&P MidCap 400 Pure Value ETF, Rydex S&P SmallCap 600 Pure Growth ETF and Rydex S&P SmallCap 600 Pure Value ETF (the "Rydex S&P Pure Style ETFs") are composed of the same constituent equity securities (stocks) as the S&P 500, S&P MidCap 400 Index and S&P SmallCap 600 Index. The Underlying Indices are compiled by Standard & Poor's, a division of The McGraw Hill Company, Inc. ("Standard & Poor's"). Standard & Poor's is not affiliated with the Rydex S&P Pure Style ETFs, the Rydex S&P Equal Weight Sector ETFs or with the Advisor or its affiliates. The Rydex S&P Pure Style ETFs and Rydex S&P Equal Weight Sector ETFs are entitled to use their Underlying Indices pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Rydex S&P Pure Style ETFs and Rydex S&P Equal Weight Sector ETFs.

The S&P 500 Pure Value Index is composed of those S&P 500 companies with the strongest value characteristics. The S&P 500 Pure Growth Index contains only those S&P 500 companies with strong growth characteristics. The S&P MidCap 400 is a measure of mid-capitalization stocks of 400 mid-sized companies selected by Standard & Poor's and covers approximately 7% of the U.S. equities market. The S&P MidCap 400 Pure Value Index contains only those S&P MidCap 400 companies with strong value characteristics. The S&P MidCap 400 Pure Growth Index contains only those S&P MidCap 400 companies with strong growth characteristics. The S&P SmallCap 600 is a measure of small-capitalization stocks of 600 small companies selected by Standard & Poor's and covers approximately 3% of the U.S. equities market. The S&P SmallCap 600 Pure Value Index contains only those S&P SmallCap 600 companies with strong value characteristics. The S&P SmallCap 600 Pure Growth Index contains only those S&P SmallCap 600 companies with strong growth characteristics.

Standard & Poor's will assign the Component Stocks to each Underlying Index of the Rydex S&P Equal Weight Sector ETFs in accordance with the Global Industry Classification Standard ("GICS"). GICS was created by Standard & Poor's and Morgan Stanley Capital International to establish a consistent set of global sector and industry definitions. The GICS methodology assigns each company to a sub-industry, and to a corresponding industry, industry group and sector, according to the definition of the company's principal business activity. For purposes of the Underlying Indices of the Rydex S&P Equal Weight Sector ETFs, the information technology and telecommunications sectors will be combined into a single sector index. Unlike the S&P 500, where each stock's weight in the index is proportionate to its market value (stock price times number of shares outstanding), each stock included in the Underlying Index of the Rydex S&P Equal Weight Sector ETFs will have the same target weighting as every other stock included in that Underlying Index.

The S&P Equal Weight Index Consumer Discretionary is an unmanaged equal weighted version of the S&P 500 Consumer Discretionary Index and consists of the common stocks of the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing that comprise the Consumer Discretionary sector of the S&P 500 Index.

The S&P Equal Weight Index Consumer Staples is an unmanaged equal weighted version of the S&P 500 Consumer Staples Index and consists of the common stocks of the following industries: food and drug retailing, beverages, food products, tobacco, household products and personal products that comprise the Consumer Staples sector of the S&P 500 Index.

The S&P Equal Weight Index Energy is an unmanaged equal weighted version of the S&P 500 Energy Index and consists of the common stocks of the following industries: oil and gas exploration, production, marketing, refining and/or transportation and energy equipment and services industries that comprise the Energy sector of the S&P 500 Index.

The S&P Equal Weight Index Financials is an unmanaged equal weighted version of the S&P 500 Financials Index and consists of the common stocks of the following industries: banks, diversified financials, brokerage, asset management insurance and real estate, including investment trusts that comprise the Financials sector of the S&P 500 Index.

The S&P Equal Weight Index Health Care is an unmanaged equal weighted version of the S&P 500 Health Care Index and consists of the common stocks of the following industries: health care equipment and supplies, health care providers and services, and biotechnology and pharmaceuticals that comprise the Health Care sector of the S&P 500 Index.

The S&P Equal Weight Index Industrials is an unmanaged equal weighted version of the S&P 500 Industrials Index and consists of the common stocks of the following industries: aerospace and defense, building products, construction and engineering, electrical equipment, conglomerates, machinery, commercial services and supplies, air freight and logistics, airlines, and marine, road and rail transportation infrastructure that comprise the Industrials sector of the S&P 500 Index.

The S&P Equal Weight Index Materials is an unmanaged equal weighted version of the S&P 500 Materials Index and consists of the common stocks of the following industries: chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products that comprise the Materials sector of the S&P 500 Index.

The S&P Equal Weight Index Technology is an unmanaged equal weighted version of the S&P 500 Information Technology Index and consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500 Index.

The S&P Equal Weight Index Utilities is an unmanaged equal weighted version of the S&P 500 Utilities Index and consists of the common stocks of the following industries: electric utilities, gas utilities, multi-utilities and unregulated power and water utilities, telecommunication service companies, including fixed-line, cellular, wireless, high bandwidth and fiber-optic cable networks that comprise the Utilities sector of the S&P 500 Index.

Standard & Poor's has sole control over the compilation of the S&P Underlying Indices as well as the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500. Standard & Poor's also attempts to assure that the S&P Underlying Indices reflect the full range and diversity of the U.S. economy.

S&P INDEX CALCULATION

S&P EQUAL WEIGHT INDEX AND S&P EQUAL WEIGHT SECTOR INDICES. The S&P Equal Weight Index and S&P Equal Weight Sector Indices are calculated using the divisor method as used to calculate the S&P 500 and specific S&P Sector Indices. For example, the initial divisor for the S&P Equal Weight Index is set so as to have a base index value of 1000 on September 30, 1989. The index value is simply the index market value divided by the index divisor.

(1)  INDEX VALUE = Index Market Value/Divisor

                            n
(2)  INDEX MARKET VALUE = (sum) (Index Shares)i x (Price)i
                           i=1

     where "n" is the number of stocks in the index.

At the beginning of each quarterly rebalancing, Index Shares for each constituent are set so as to have each stock in the S&P Equal Weight Index have a weight of 20 basis points. Index Shares for all 500 constituents are calculated using Equation 3, with Weight = 0.02.

                                                   500
(3)  (INDEX SHARES) I, AFTER REBALANCE = Weight x (sum) (Price) i, rebalance date/(Price) i, rebalance date
                                                   i=1

Several key features of this process should be noted:

- "INDEX SHARES" AND "INDEX MARKET VALUE" ARE ARTIFICIAL CONSTRUCTS: Index Shares shown in the equations here are artificial constructs bearing no relation to actual shares outstanding. These may be fractions, and might be less than 1. Therefore, the Index Market Value is also an artificial construct bearing no relation to the market of the S&P 500. These terms are used simply to show the resemblance between the calculation methodology of the equal weighted and capitalization weighted indices.

- ARITHMETIC MEAN, NOT GEOMETRIC MEAN: In between two rebalancing periods, the index return will be the arithmetic mean of the return of S&P 500 stocks. Therefore, the S&P Equal Weight Index is an arithmetic mean index. Since the arithmetic mean is always greater than the geometric mean, the S&P Equal Weight Index will always provide higher returns than a geometric mean based index.

- NOT ALWAYS EQUALLY WEIGHTED: In between two rebalancing periods, the S&P Equal Weight Index would usually not be equally weighted. Therefore, any return computation starting from a non-rebalancing date would not match the arithmetic average of returns of S&P 500 constituents between those two dates.

- QUARTERLY REBALANCING: Index rebalancing seeks to strike a balance between equal weighted representation of the S&P 500 universe, and the investability of the S&P Equal Weight Index. Based on historical simulation and market conventions, Standard & Poor's has arrived upon a quarterly rebalancing procedure for the S&P Equal Weight Index. The S&P Equal Weight Index will be rebalanced on the third Friday of the quarter-ending month, which coincides with triple witching of index futures, index options and stock options. This date will also coincide the conventional date for quarterly share adjustments of the S&P 500, and with the dates when the S&P Pure Style indices are rebalanced.

At rebalancing, constituents will be assigned Index Shares as given in Equation
3. Also, in order to maintain index series continuity, it is necessary to adjust the divisor.

(4)  (INDEX VALUE) BEFORE REBALANCE = (Index Value) after rebalance

Therefore,

(5)  (DIVISOR) AFTER REBALANCE      = (Index Market Value) after rebalance/(Index Value) before rebalance

S&P PURE STYLE INDICES. The S&P Pure Style Indices are calculated following the divisor-based methodology of the S&P Equal Weight Index.

     INDEX VALUE(t)                 = Index Market Valuet /Index Divisor(t)

                                           N
     INDEX MARKET VALUE(t)          =    (sum)    IWF(x,t) x (Index Shares)(x,t) x (PWF)(x) x (Price)(x,t)
                                      x (Arrow) 1

WHERE,

IWF(x,t) = INVESTABLE WEIGHT FACTOR OF STOCK X ON DATE T

N        = NUMBER OF STOCKS IN A S&P PURE STYLE INDEX ON DATE T

Essentially, the PWF (pure weight factor) term ensures that a S&P Pure Style Index weights each stock according to its style score.

Standard & Poor's will announce the constituents and their weights two to five days before rebalancing.

The PWF is set only once a year at rebalancing. Therefore, only at rebalancing will the stocks be weighted in exact proportion to their style scores. The weights of stocks in a pure style index between rebalancings will depend on their relative price performances.

Since pure style indices are score-weighted, weights of individual stocks should not be affected by corporate actions such as stock splits, spin-offs and rights offerings. Between rebalancings, the PWF might be adjusted to ensure there is no change in a stock's weight after such a corporate action (although in practical terms most of these PWF adjustments would not necessitate any action on the part of a portfolio manager).

S&P INDEX MAINTENANCE

Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor ("IWF") changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering.)

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.

COMMENCEMENT DATES OF THE UNDERLYING INDICES

The S&P 500 Pure Value Index, S&P 500 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P SmallCap 600 Pure Value Index and S&P SmallCap 600 Pure Growth Index commenced operations on September 15, 2005. The S&P Equal Weight Index Consumer Discretionary, S&P Equal Weight Index Consumer Staples, S&P Equal Weight Index Energy, S&P Equal Weight Index Financials, S&P Equal Weight Index Health Care, S&P Equal Weight Index Industrials, S&P Equal Weight Index Materials, S&P Equal Weight Index Technology, and S&P Equal Weight Index Utilities commenced operations on November 3, 2006.

INDEX AVAILABILITY

Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund shall not:

1. Borrow money in an amount exceeding 33(1)/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33(1)/3% of the Fund's total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 90% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in its Underlying Index without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. For purposes of non-fundamental policy 1, a Fund shall be deemed not to have warrants acquired by the Fund as a result of a corporate action or some other event affecting the companies in which it invests.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds paid the following aggregate brokerage commissions:

                                                         AGGREGATE     AGGREGATE     AGGREGATE
                                                         BROKERAGE     BROKERAGE     BROKERAGE
                                                        COMMISSIONS   COMMISSIONS   COMMISSIONS
                                               FUND      DURING THE    DURING THE    DURING THE
                                            INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND NAME                                      DATE      ENDED 2009    ENDED 2008    ENDED 2007
---------                                   ---------   -----------   -----------   -----------
Rydex S&P 500 Pure Value ETF                 03/01/06     $ 37,456      $27,803       $15,393
Rydex S&P 500 Pure Growth ETF                03/01/06     $ 12,551      $11,169       $ 5,346
Rydex S&P MidCap 400 Pure Value ETF          03/01/06     $ 33,968      $16,327       $11,985
Rydex S&P MidCap 400 Pure Growth ETF         03/01/06     $ 15,896      $10,036       $ 7,598
Rydex S&P SmallCap 600 Pure Value ETF        03/01/06     $234,663      $31,208       $15,804

                                                         AGGREGATE     AGGREGATE     AGGREGATE
                                                         BROKERAGE     BROKERAGE     BROKERAGE
                                                        COMMISSIONS   COMMISSIONS   COMMISSIONS
                                               FUND      DURING THE    DURING THE    DURING THE
                                            INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND NAME                                      DATE      ENDED 2009    ENDED 2008    ENDED 2007
---------                                   ---------   -----------   -----------   -----------
Rydex S&P SmallCap 600 Pure Growth ETF       03/01/06     $ 13,116      $ 4,617       $ 5,687
Rydex S&P Consumer Discretionary ETF         11/01/06     $  9,554      $ 5,485       $ 7,927
Rydex S&P Equal Weight Consumer Staples
   ETF                                       11/01/06     $  3,158      $ 2,487       $ 1,388
Rydex S&P Equal Weight Energy ETF            11/01/06     $  3,115      $ 2,955       $ 1,744
Rydex S&P Equal Weight Financials ETF        11/01/06     $ 23,434      $ 7,339       $ 1,207
Rydex S&P Equal Weight Health Care ETF       11/01/06     $ 43,966      $10,520       $10,299
Rydex S&P Equal Weight Industrials ETF       11/01/06     $  4,872      $ 2,130       $ 1,482
Rydex S&P Equal Weight Materials ETF         11/01/06     $ 11,117      $ 1,815       $ 1,598
Rydex S&P Equal Weight Technology ETF        11/01/06     $ 13,192      $11,817       $ 9,597
Rydex S&P Equal Weight Utilities ETF         11/01/06     $  5,456      $ 2,564       $ 1,045

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of increases or decreases in the Funds' assets over those periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal year ended October 31, 2009, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person, to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of October 31, 2009, the following Funds held the following securities of the Trust's "regular brokers or dealers":

                                                                      MARKET
                                                                     VALUE OF
              FUND NAME                          ISSUER             INVESTMENT
------------------------------------   --------------------------   ----------
Rydex S&P 500 Pure Value ETF           Bank of America Corp.         $221,718
Rydex S&P 500 Pure Growth ETF          Goldman Sachs Group, Inc.     $537,396
Rydex S&P Equal Weight Financial ETF   Goldman Sachs Group, Inc.     $180,210
                                       Bank New York Mellon Corp.    $170,304
                                       Bank of America Corp.         $160,161

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. For the fiscal years ended October 31, 2009 and October 31, 2008, the portfolio turnover rate for each Fund was as follows:

                                                      PORTFOLIO
                                                      TURNOVER
                                                        RATE
                                                    ------------
                       FUND                         2009    2008
-------------------------------------------------   ----   -----
Rydex S&P 500 Pure Value ETF                         45%    53%
Rydex S&P 500 Pure Growth ETF                        27%    30%
Rydex S&P MidCap 400 Pure Value ETF                  57%    64%
Rydex S&P MidCap 400 Pure Growth ETF                 29%    52%
Rydex S&P SmallCap 600 Pure Value ETF                43%    50%
Rydex S&P SmallCap 600 Pure Growth ETF               46%    63%
Rydex S&P Equal Weight Consumer Discretionary ETF    42%    29%
Rydex S&P Equal Weight Consumer Staples ETF          25%    25%
Rydex S&P Equal Weight Energy ETF                    33%    38%
Rydex S&P Equal Weight Financials ETF                49%    51%
Rydex S&P Equal Weight Health Care ETF               38%    26%
Rydex S&P Equal Weight Industrials ETF               35%    30%
Rydex S&P Equal Weight Materials ETF                 57%    34%
Rydex S&P Equal Weight Technology ETF                30%    36%
Rydex S&P Equal Weight Utilities ETF                 26%    25%

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
Richard M. Goldman (49)    Trustee and       PADCO ADVISORS, INC.: Director and Chief           160        Security Equity Fund
                           President from    Executive Officer from January 2009 to                        (10); Security Large Cap
                           2009 to present   present                                                       Value Fund (2); Security
                                                                                                           Mid Cap Growth Fund
                                             PADCO ADVISORS II, INC.: Director and                         (1); Security Income Fund
                                             Chief Executive Officer from January 2009                     (2); and SBL Fund (15)
                                             to present

                                             RYDEX DISTRIBUTORS, INC.: President, Chief
                                             Executive Officer and Director from                            January 2009 to present

                                             RYDEX FUND SERVICES, INC.: Director from
                                             July 2009 to present

                                             RYDEX HOLDINGS, LLC: President and Chief
                                             Executive Officer from January 2009 to
                                             present

                                             SECURITY BENEFIT CORPORATION: Senior Vice
                                             President from March 2007 to present

                                             FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                             INSURANCE COMPANY OF NEW YORK: Director
                                             from September 2007 to present

                                             SECURITY INVESTORS, LLC: President from
                                             August 2007 to present

                                             SECURITY GLOBAL INVESTORS, LLC: Manager
                                             and President from May 2007 to present

                                             SECURITY DISTRIBUTORS, INC.: Director from
                                             March 2007 to 2009

                                             R.M. GOLDMAN PARTNER, LLC: Managing
                                             Member from February 2006 to
                                             February 2007

                                             FORSTMANNLEFF ASSOCIATES: President and
                                             Chief Executive Officer from August 2003
                                             to November 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour (64)    Trustee from       Retired;    President   and   Senior   Vice        160         None
                          2003 to present;   President  of  Schield  Management  Company
                          Member of the      (registered  investment  adviser)
------------------------------------------------------------------------------------------------------------------------------------
                                     26




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                          Audit Committee    from 2003 to 2006
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton (69)    Trustee from       Retired                                            160         Trustee of Epiphany
                          2003 to present;                                                                  Funds since 2009
                          Member and
                          Chairman of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (70)      Trustee from       Retired                                            160         None
                          2003 to present;
                          Chairman of the
                          Board from 2006
                          to present;
                          Member of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (69)     Trustee and        Founder and  President of Keller  Partners,        160         None
                          Member of the      LLC  (registered  investment  adviser) from
                          Audit and          2005 to present;  and Retired  from 2001 to
                          Governance and     2005
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon (50)      Trustee and        President  of  Global  Trends   Investments        160         Board of Directors of US
                          Member of the      (registered  investment  adviser) from 1996                    Global Investors (GROW)
                          Audit and          to present                                                     since April 1995
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Patrick T.                Trustee from       Chief Executive  Officer of Par Industries,        160         None

------------------------------------------------------------------------------------------------------------------------------------


                                     27



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
McCarville (67)           2003 to present;   Inc.,   d/b/a  Par  Leasing  from  1977  to
                          Member of the      present
                          Audit Committee
                          from 2003 to
                          present; and
                          Chairman of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Roger Somers (65)         Trustee from       Founder  and  Chief  Executive  Officer  of        160         None
                          2003 to present;   Arrow Limousine from 1965 to present
                          Member of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman (48)    President from    PADCO ADVISORS, INC.: Director and Chief           160        Security Equity Fund
                           2009 to present   Executive Officer from January 2009 to                        (10); Security Large Cap
                                             present                                                       Value Fund (2); Security
                                                                                                           Mid Cap Growth Fund (1)
                                             PADCO ADVISORS II, INC.: Director and                         (1); Security Income Fund
                                             Chief Executive Officer from January 2009                     (2); and SBL Fund (15)
                                             to present

                                             RYDEX DISTRIBUTORS, INC.: President, Chief
                                             Executive Officer and Director from
                                             January 2009 to present

                                             RYDEX FUND SERVICES, INC.: Director from
                                             July 2009 to present

                                             RYDEX HOLDINGS, LLC: President and Chief
                                             Executive Officer from January 2009 to
                                             present

                                             SECURITY BENEFIT CORPORATION: Senior Vice
                                             President from March 2007 to present

                                             FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                             INSURANCE COMPANY OF NEW YORK: Director
                                             from September 2007 to present

                                             SECURITY INVESTORS, LLC: President from
------------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             August 2007 to present

                                             SECURITY GLOBAL INVESTORS, LLC: Manager
                                             and President from May 2007 to present

                                             SECURITY DISTRIBUTORS, INC.: Director from
                                             March 2007 to 2009

                                             R.M. GOLDMAN PARTNER, LLC: Managing
                                             Member from February 2006 to
                                             February 2007

                                             FORSTMANNLEFF ASSOCIATES: President and
                                             Chief Executive Officer from August 2003
                                             to November 2005
------------------------------------------------------------------------------------------------------------------------------------


                                     28




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
Michael P. Byrum (39)      Trustee from      PADCO ADVISORS, INC.:                              160         None
                           2005 to 2009      Director from January 2008 to present;
                           Vice President    Chief Investment Officer from August 2006
                           from 2003 to      President from May 2004 to
                           present           present; and Secretary from December 2002
                                             to present

                                             PADCO ADVISORS II, INC.: Director
                                             from February 2008 to present;
                                             Chief Investment Officer from
                                             August 2006 to present; President
                                             from May 2004 to present; and
                                             Secretary from December 2002 to
                                             present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             President and Secretary from
                                             October 2003 to April 2007 (this
                                             entity no longer exists)

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             President and Secretary from
                                             October 2003 to April 2007 (this
                                             entity no longer exists)

                                             RYDEX FUND SERVICES, INC.:
                                             Director from July 2009 to present;
                                             Secretary from December 2002 to present;
                                             and Executive Vice President from December
                                             2002 to August 2006

                                             RYDEX HOLDINGS, INC.:
                                             Secretary from December 2005 to January
                                             2008; and Executive Vice President from
                                             December 2005 to August 2006 (entity
                                             merged into Rydex Holdings, LLC)

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Secretary from May 2006 to present; and
                                             Executive Vice President from May 2006 to
                                             August 2006

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Manager from September 2005 to present;
                                             and Secretary from September 2005 to June
                                             2008

                                             RYDEX HOLDINGS, LLC: Chief Investment
                                             Officer from January 2008 to present
------------------------------------------------------------------------------------------------------------------------------------


                                     29




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                             RYDEX DISTRIBUTORS, INC.: Vice President
                                             from October 2009 to present
------------------------------------------------------------------------------------------------------------------------------------
Nick Bonos (46)            Vice President    PADCO   ADVISORS,    INC.:    Senior   Vice        160         Not Applicable
                           and treasurer     President  of  Fund  Services  from  August
                           from 2003 to      2006 to present
                           present
                                             RYDEX FUND SERVICES,  INC.: Chief Executive
                                             Officer and President from January
                                             2009 to present; Director from
                                             February 2009 to July 2009; and
                                             Senior Vice President from December
                                             2003 to August 2006

                                             RYDEX  SPECIALIZED  PRODUCTS,  LLC: Manager
                                             from September 2005 to present;
                                             Chief Executive Officer from May
                                             2009 to present; and Chief
                                             Financial Officer from September
                                             2005 to May 2009
------------------------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney (43)     Chief             PADCO  ADVISORS,   INC.:  Chief  Compliance        160         Not Applicable
                           Compliance        Officer  from  May  2005  to  present;  and
                           Officer from      Vice  President of  Compliance  from August
                           2004 to present   2006 to present
                           and Secretary
                           from 2003 to      PADCO ADVISORS II, INC.:  Chief  Compliance
                           present           Officer from May 2005 to present

                                             RYDEX  CAPITAL   PARTNERS  I,  LLC:   Chief
                                             Compliance Officer from August 2006 to
                                             April 2007 (entity no longer exists)

                                             RYDEX  CAPITAL   PARTNERS  II,  LLC:  Chief
                                             Compliance Officer from August 2006 to
                                             April 2007 (entity no longer exists)

                                             RYDEX  DISTRIBUTORS,  INC.:  Director  from
                                             January 2009 to present

                                             RYDEX FUND SERVICES,  INC.:  Vice President
                                             from December 2001 to August 2006
------------------------------------------------------------------------------------------------------------------------------------
Joseph Arruda (43)         Assistant         PADCO  ADVISORS,  INC.: Vice President from        160         Not Applicable
                           Treasurer from    2004 to present
                           2006 to present
                                             RYDEX  SPECIALIZED  PRODUCTS,  LLC: Manager
                                             and Chief  Financial  Officer  from 2009 to
                                             present
------------------------------------------------------------------------------------------------------------------------------------
Keith Fletcher (52)        Vice President    PADCO  ADVISORS,  INC.: Vice President from        160         Not Applicable
                           from 2009 to      May 2009 to present
                           the present
------------------------------------------------------------------------------------------------------------------------------------


                                     30




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             PADCO  ADVISORS  II, INC.:  Vice  President
                                             from March 2009 to present

                                             RYDEX   ADVISORY   SERVICES,    LLC:   Vice
                                             President from March 2009 to present

                                             RYDEX  SPECIALIZED   PRODUCTS,   LLC:  Vice
                                             President from March 2009 to present

                                             RYDEX  DISTRIBUTORS,   INC.:  Director  and
                                             Vice President from 2009 to present

                                             RYDEX FUND SERVICES,  INC.:  Vice President
                                             from March 2009 to present

                                             SECURITY   GLOBAL   INVESTORS,   LLC:  Vice
                                             President from March 2009 to present

                                             LYSTER  WATSON  AND  COMPANY  (INVESTMENT
                                             ADVISER):  Managing  Director  from 2007 to
                                             2008

                                             FLETCHER   FINANCIAL   GROUP  INC.:   Chief
                                             Executive Officer from 2004 to 2007
------------------------------------------------------------------------------------------------------------------------------------
Amy Lee (48)               Vice President    RYDEX  DISTRIBUTORS,  INC.:  Secretary from        160         Not Applicable
                           and Assitant      September   2008  to  present;   and  Chief
                           Secretary from    Compliance  Officer from  September 2008 to
                           2009 to present   June 2009

                                             SECURITY    BENEFIT    CORPORATION:    Vice
                                             President,  Associate  General  Counsel and
                                             Assistant Secretary

                                             SECURITY  BENEFIT LIFE  INSURANCE  COMPANY:
                                             Vice President,  Associate  General Counsel
                                             and Assistant  Secretary  from June 2004 to
                                             present

                                             FIRST  SECURITY  BENEFIT  LIFE AND ANNUITY
                                             COMPANY  OF  NEW  YORK:  Associate  General
                                             Counsel from June 2004 to present

                                             SECURITY DISTRIBUTORS,  INC.: Secretary and
                                             Chief Compliance Officer from December
                                             2004 to present

                                             SECURITY   FINANCIAL    RESOURCES,    INC.:
                                             Secretary from April 2004 to present
------------------------------------------------------------------------------------------------------------------------------------


                                     31


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             SECURITY INVESTORS, LLC: Secretary

                                             SECURITY GLOBAL INVESTORS,  LLC:  Secretary
                                             from May 2007 to present

                                             BRECEK  &  YOUNG  ADVISORS:  Director  from
                                             August  2005 to October  2008  (entity  was
                                             sold)

                                             SECURITY   BENEFIT   GROUP,    INC.:   Vice
                                             President,  Assistant General Counsel,  and
                                             Assistant  Secretary  from 2004 to  January
                                             2005 (entity  merged into Security  Benefit
                                             Corporation)
------------------------------------------------------------------------------------------------------------------------------------


* Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor.

** The "Fund Complex" consists of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.

NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust, including shareholder recommendations for nominations, to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of Trust own less than 1% of the outstanding shares of the Trust.


                                                         AGGREGATE DOLLAR
                                                        RANGE OF SHARES IN
                                       DOLLAR RANGE       ALL RYDEX FUNDS
          NAME            FUND NAME   OF FUND SHARES   OVERSEEN BY TRUSTEE*
          ----            ---------   --------------   --------------------
                            INTERESTED TRUSTEES
Richard Goldman              None          None                None
                            INDEPENDENT TRUSTEES
Corey A. Colehour            None          None         $50,001 - $100,000
J. Kenneth Dalton            None          None         $10,001 - $50,000
John O. Demaret              None          None           Over $100,000
Thomas F. Lydon, Jr.         None          None                None
Werner E. Keller             None          None           Over $100,000
Patrick T. McCarville        None          None         $50,001 - $100,000
Roger J. Somers              None          None           Over $100,000

* Includes shares held in series of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2009:


                                             PENSION OR
                                             RETIREMENT      ESTIMATED ANNUAL        TOTAL
                            AGGREGATE     BENEFITS ACCRUED       AS PART          COMPENSATION
                          COMPENSATION       OF TRUST'S       BENEFITS UPON        FROM FUND
NAME OF TRUSTEE            FROM TRUST         EXPENSES          RETIREMENT         COMPLEX(1)
---------------           -------------   ----------------   ----------------   ----------------
                                    INTERESTED TRUSTEES
Richard Goldman(2)         $      0             $0                   $0              $      0
Michael P. Byrum(3)        $      0             $0                   $0              $      0
Carl Verboncoeur(3)        $      0             $0                   $0              $      0
                                   INDEPENDENT TRUSTEES
Corey A. Colehour          $107,500             $0                   $0              $107,500
J. Kenneth Dalton          $115,000             $0                   $0              $115,000
John O. Demaret            $130,000             $0                   $0              $130,000
Patrick T. McCarville      $111,250             $0                   $0              $111,250
Roger J. Somers            $107,500             $0                   $0              $107,500
Werner E. Keller           $107,500             $0                   $0              $107,500
Thomas F. Lydon, Jr.       $107,500             $0                   $0              $107,500

(1) Represents total compensation for service as Trustee of the Trust, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.

(2) Mr. Goldman was appointed to the Board on November 18, 2009. Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. As an officer of the Trust, he does not receive compensation from the Funds.

(3) Messrs. Byrum and Verboncoeur resigned as Trustees on November 18, 2009. While they did serve on the Board for the fiscal year ending October 31, 2009, as officers of the Trust, they did not receive compensation from the Funds.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

Rydex Holdings, LLC, the Advisor's parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, and extraordinary expenses. For its investment management services, each Fund pays the Advisor the following fee at an annual rate based on the average daily net assets for that Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds paid the Advisor the following investment advisory fees:


                                                                  ADVISORY FEE      ADVISORY FEE    ADVISORY FEE
                                                       FUND         PAID FOR          PAID FOR         PAID FOR
                                         ADVISORY   INCEPTION   THE FISCAL YEAR   THE FISCAL YEAR   THE FISCAL YEAR
FUND NAME                                   FEE        DATE        ENDED 2009        ENDED 2008       ENDED 2007
---------                                --------   ---------   ---------------   ---------------   ---------------
Rydex S&P 500 Pure Value ETF               0.35%     03/01/06       $ 57,161          $ 96,632          $127,146
Rydex S&P 500 Pure Growth ETF              0.35%     03/01/06       $102,044          $161,685          $153,595
Rydex S&P MidCap 400 Pure Value ETF        0.35%     03/01/06       $ 39,135          $ 49,014          $ 66,220
Rydex S&P MidCap 400 Pure Growth ETF       0.35%     03/01/06       $116,343          $ 73,904          $ 71,322
Rydex S&P SmallCap 600 Pure Value ETF      0.35%     03/01/06       $177,095          $ 88,305          $ 67,159
Rydex S&P SmallCap 600 Pure Growth ETF     0.35%     03/01/06       $ 30,136          $ 22,439          $ 34,036
Rydex S&P Equal Weight Consumer
   Discretionary ETF                       0.50%     11/01/06       $ 41,383          $ 63,937          $190,401
Rydex S&P Equal Weight Consumer
   Staples ETF                             0.50%     11/01/06       $ 45,835          $ 49,232          $ 37,892
Rydex S&P Equal Weight Energy ETF          0.50%     11/01/06       $ 36,014          $ 64,256          $ 42,071
Rydex S&P Equal Weight Financials ETF      0.50%     11/01/06       $ 54,054          $ 32,067          $ 28,645
Rydex S&P Equal Weight Health Care ETF     0.50%     11/01/06       $273,366          $199,367          $ 95,572
Rydex S&P Equal Weight Industrials ETF     0.50%     11/01/06       $ 55,506          $ 46,667          $ 41,190
Rydex S&P Equal Weight Materials ETF       0.50%     11/01/06       $ 95,155          $ 29,264          $ 41,693
Rydex S&P Equal Weight Technology ETF      0.50%     11/01/06       $ 96,732          $ 96,926          $ 54,839
Rydex S&P Equal Weight Utilities ETF       0.50%     11/01/06       $ 32,005          $ 28,350          $ 41,757

The Advisor manages the investment and the reinvestment of the assets of each Fund, in accordance with the investment objective, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund's operating expenses as described in the Prospectus.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                     REGISTERED INVESTMENT           OTHER POOLED
                        COMPANIES(1, 2)         INVESTMENT VEHICLES(1)        OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
NAME                ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
----               ---------   -------------   ---------   ------------   ---------   ------------
Michael P. Byrum       152     $12.9 Billion       0           None            1      < $5 Million
Michael Dellapa        152     $12.9 Billion       0           None            7      < $5 Million
Ryan Harder            152     $12.9 Billion       0           None            6      < $5 Million

(1)  Information provided is as of October 31, 2009.

(2) As of October 31, 2009, the portfolio managers manage one registered investment company, the Rydex Variable Trust Multi-Cap Core Equity Fund, that is subject to a performance based advisory fee. The Fund had $2.1 million in assets under management as of October 31, 2009.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his/her management of the Funds. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short term and long term incentive plan.

The Short Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the Company's success as determined by management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2009.

PORTFOLIO MANAGER           FUND NAME            DOLLAR RANGE OF FUND SHARES
-----------------   --------------------------   ---------------------------
Michael P. Byrum    Rydex S&P Equal Weight ETF        $10,000 - $50,000
Michael Dellapa                None                         None
Ryan Harder                    None                         None

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS

State Street Bank and Trust Company ("State Street," the "Administrator," the "Transfer Agent" or the "Custodian") serves as administrator, custodian and transfer agent for the Funds. The principal address of State Street Bank is P.O. Box 5049, Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator also acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated at an average annual rate of 0.4% based on the average aggregate net assets of each series of the Trust, which includes the Funds. A $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Advisor will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.

The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2011. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

For the fiscal year ended October 31, 2009, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.

Other Distribution or Service Arrangements - The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of other Rydex/SGI Funds or render investor services to the shareholders of such other Rydex/SGI Funds (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by such other Rydex/SGI Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. None of the Advisor, the Distributor or their affiliates currently engage in revenue sharing with respect to the Funds. The Distributor or its affiliates may enter into revenue sharing arrangements with financial intermediaries in the future.

COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of any class of the Trust's outstanding equity securities as of January 31, 2010.

                         NAME OF                                                                                  PERCENTAGE OF FUND
FUND NAME                BENEFICIAL OWNER                                ADDRESS OF BENEFICIAL OWNER                 SHARES OWNED
----------------------   ---------------------------------   -------------------------------------------------   -------------------
Rydex S&P 500            National Financial Services LLC     200 Liberty Street,                                       16.98%
Pure Value ETF                                               New York, NY 10281

                         Charles Schwab & Co., Inc.          211 Main Street,                                          13.54%
                                                             San Francisco, CA 94105

                         UBS Financial Services LLC          1200 Harbor Boulevard                                     12.62%
                                                             Weehawken, NJ 07086

                         TD Ameritrade Clearing, Inc.        1005 N. Ameritrade Place,                                 12.19%
                                                             Bellevue, NE 68005

                                                             Harborside Financial Center,
                         ICAP Corporates LLC                 1100 Plaza Five, 12th Floor                                7.87%
                                                             Jersey City, NJ 07311-4996

                         State Street - SPDR's               State Street Financial Center,                             5.87%
                                                             One Lincoln Street, Boston, MA 02111

                         Goldman, Sachs & Co.                180 Maiden Lane, New York, NY 10038                        5.82%

Rydex S&P 500            ICAP Corporates LLC                 Harborside Financial Center,                              14.85%
Pure Growth ETF                                              1100 Plaza Five, 12th Floor
                                                             Jersey City, NJ 07311-4996

                         UBS Financial Services LLC          1200 Harbor Boulevard                                     13.27%
                                                             Weehawken, NJ 07086

                         Bank of New York, The               1633 Broadway, 48th floor,                                 9.82%
                                                             New York, NY, 10019

                         National Financial Services LLC     200 Liberty Street,                                        8.66%
                                                             New York, NY 10281

                         ML SFKPG                            4 Corporate Place,                                         8.32%
                                                             Piscataway, NJ 08854

                         Pershing LLC                        1 Pershing Place,                                          5.56%
                                                             Jersey City, NJ 07399

                         LPL Financial Corporation           One Beacon Street, 22nd floor,                             5.41%
                                                             Boston, MA 02108

                         Charles Schwab & Co., Inc.          211 Main Street,                                           5.21%
                                                             San Francisco, CA 94105

                         Morgan Stanley DW Inc.              1585 Broadway, 5th floor,                                  5.12%
                                                             New York, NY 10036

Rydex S&P MidCap 400     UBS Financial Services LLC          1200 Harbor Boulevard                                     15.58%
Pure Value ETF                                               Weehawken, NJ 07086

                         PNC Bank, National Association      8800 Tinicum Boulevard,                                   11.37%
                                                             Philadelphia, PA 19153

                         National Financial Services LLC     200 Liberty Street,                                       11.07%
                                                             New York, NY 10281

                         Citigroup Global Markets Inc.       333 W. 34th Street,                                       10.09%
                                                             New York, NY 10001

                         Pershing LLC                        1 Pershing Place,                                         10.04%
                                                             Jersey City, NJ 07399

                         Charles Schwab & Co., Inc.          211 Main Street,                                           7.00%
                                                             San Francisco, CA 94105

                                                             Harborside Financial Center,
                         ICAP Corporates LLC                 1100 Plaza Five, 12th Floor                                5.31%
                                                             Jersey City, NJ 07311-4996

                         ML SFKPG                            4 Corporate Place,                                         5.30%
                                                             Piscataway, NJ 08854

                         NAME OF                                                                                  PERCENTAGE OF FUND
FUND NAME                BENEFICIAL OWNER                                ADDRESS OF BENEFICIAL OWNER                 SHARES OWNED
----------------------   ---------------------------------   -------------------------------------------------   -------------------
Rydex S&P MidCap 400     National Financial Services LLC     200 Liberty Street,                                       15.56%
Pure Growth ETF                                              New York, NY 10281

                         TD Ameritrade Clearing, Inc.        1005 N. Ameritrade Place,                                 11.20%
                                                             Bellevue, NE 68005

                         Charles Schwab & Co., Inc.          211 Main Street,                                           9.42%
                                                             San Francisco, CA 94105

                         LPL Financial Corporation           One Beacon Street, 22nd floor,                             8.69%
                                                             Boston, MA 02108

                                                             Harborside Financial Center,
                         ICAP Corporates LLC                 1100 Plaza Five, 12th Floor                                6.87%
                                                             Jersey City, NJ 07311-4996

                         Bank of New York, The               1633 Broadway, 48th floor,                                 6.76%
                                                             New York, NY, 10019

                         UBS Financial Services LLC          1200 Harbor Boulevard                                      6.67%
                                                             Weehawken, NJ 07086

                         Pershing LLC                        1 Pershing Place,                                          5.93%
                                                             Jersey City, NJ 07399

                         Citigroup Global Markets Inc.       333 W. 34th Street,                                        5.47%
                                                             New York, NY 10001

Rydex S&P SmallCap 600   TD Ameritrade Clearing, Inc.        1005 N. Ameritrade Place,                                 12.15%
Pure Value ETF                                               Bellevue, NE 68005

                         National Financial Services LLC     200 Liberty Street,                                       12.11%
                                                             New York, NY 10281

                         Pershing LLC                        1 Pershing Place,                                         11.50%
                                                             Jersey City, NJ 07399

                         Charles Schwab & Co., Inc.          211 Main Street,                                           9.73%
                                                             San Francisco, CA 94105

                         Goldman, Sachs & Co.                180 Maiden Lane, New York, NY 10038                        8.06%

                         Citigroup Global Markets Inc.       333 W. 34th Street,                                        6.88%
                                                             New York, NY 10001

                         Merrill Lynch, Pierce, Fenner &     2 World Financial Center,                                  5.03%
                         Smith Incorporated                  New York, NY 10080

Rydex S&P SmallCap 600   Citigroup Global Markets Inc.       333 W. 34th Street,                                       12.96%
Pure Growth ETF                                              New York, NY 10001

                         National Financial Services LLC     200 Liberty Street,                                       12.42%
                                                             New York, NY 10281

                         LPL Financial Corporation           One Beacon Street, 22nd floor,                             9.47%
                                                             Boston, MA 02108

                         Charles Schwab & Co., Inc.          211 Main Street,                                           9.07%
                                                             San Francisco, CA 94105

                         Timber Hill LLC                     1 Pickwick Plaza,                                          7.93%
                                                             Greenwich, CT 06830

                         Pershing LLC                        1 Pershing Place,                                          6.50%
                                                             Jersey City, NJ 07399

                         Bear, Stearns Securities Corp.      One Metrotech Center North,                                5.25%
                                                             Brooklyn, NY 11201

Rydex S&P Equal          ICAP Corporates LLC                 Harborside Financial Center,                              19.31%
Weight Consumer                                              1100 Plaza Five, 12th Floor
Discretionary ETF                                            Jersey City, NJ 07311-4996

                         NAME OF                                                                                  PERCENTAGE OF FUND
FUND NAME                BENEFICIAL OWNER                                ADDRESS OF BENEFICIAL OWNER                 SHARES OWNED
----------------------   ---------------------------------   -------------------------------------------------   -------------------
                         Citigroup Global Markets Inc.       333 W. 34th Street,                                       11.29%
                                                             New York, NY 10001

                         LPL Financial Corporation           One Beacon Street, 22nd floor,                            10.34%
                                                             Boston, MA 02108

                         UBS Financial Services LLC          1200 Harbor Boulevard                                      7.86%
                                                             Weehawken, NJ 07086

                         Timber Hill LLC                     1 Pickwick Plaza,                                          7.65%
                                                             Greenwich, CT 06830

                         Goldman, Sachs & Co.                180 Maiden Lane,                                           7.35%
                                                             New York, NY 10038

                         ML SFKPG                            4 Corporate Place,                                         6.56%
                                                             Piscataway, NJ 08854

                         National Financial Services LLC     200 Liberty Street,                                        5.16%
                                                             New York, NY 10281

Rydex S&P Equal          Goldman, Sachs & Co.                180 Maiden Lane,                                          28.50%
Weight Consumer                                              New York, NY 10038
Staples ETF

                         Charles Schwab & Co., Inc.          211 Main Street,                                           9.18%
                                                             San Francisco, CA 94105

                         ML SFKPG                            4 Corporate Place,                                         8.82%
                                                             Piscataway, NJ 08854

                         National Financial Services LLC     200 Liberty Street,                                        8.78%
                                                             New York, NY 10281

                         Timber Hill LLC                     1 Pickwick Plaza,                                          7.50%
                                                             Greenwich, CT 06830

                         TD Ameritrade Clearing, Inc.        1005 N. Ameritrade Place,                                  6.27%
                                                             Bellevue, NE 68005

                         LPL Financial Corporation           One Beacon Street, 22nd floor,                             5.49%
                                                             Boston, MA 02108

Rydex S&P Equal          Timber Hill LLC                     1 Pickwick Plaza,                                         17.18%
Weight Energy ETF                                            Greenwich, CT 06830

                         Charles Schwab & Co., Inc.          211 Main Street,                                          14.74%
                                                             San Francisco, CA 94105

                         National Financial Services LLC     200 Liberty Street,                                       12.89%
                                                             New York, NY 10281

                         Merrill Lynch, Pierce, Fenner &     2 World Financial Center,                                 10.69%
                         Smith Incorporated                  New York, NY 10080

                                                             Harborside Financial Center,
                         ICAP Corporates LLC                 1100 Plaza Five, 12th Floor                                9.09%
                                                             Jersey City, NJ  07311-4996

                         Citigroup Global Markets Inc.       333 W. 34th Street,                                        8.42%
                                                             New York, NY  10001

Rydex S&P Equal Weight   Brown Brothers Harriman & Co.       140 Broadway, New York, NY 10005                          22.73%
Financials ETF
                         Merrill Lynch, Pierce, Fenner &     2 World Financial Center,                                 16.51%
                         Smith Incorporated                  New York, NY 10080

                         Charles Schwab & Co., Inc.          211 Main Street,                                          12.39%
                                                             San Francisco, CA 94105

                         Timber Hill LLC                     1 Pickwick Plaza,                                          8.45%
                                                             Greenwich, CT 06830

                         NAME OF                                                                                  PERCENTAGE OF FUND
FUND NAME                BENEFICIAL OWNER                                ADDRESS OF BENEFICIAL OWNER                 SHARES OWNED
----------------------   ---------------------------------   -------------------------------------------------   -------------------
                                                             Harborside Financial Center,
                         ICAP Corporates LLC                 1100 Plaza Five, 12th Floor                                7.38%
                                                             Jersey City, NJ 07311-4996

                         National Financial Services LLC     200 Liberty Street,                                        6.17%
                                                             New York, NY 10281

Rydex S&P Equal Weight   ICAP Corporates LLC                 Harborside Financial Center,                              37.75%
Health Care ETF                                              1100 Plaza Five, 12th Floor
                                                             Jersey City, NJ 07311-4996

                         Charles Schwab & Co., Inc.          211 Main Street,                                          21.26%
                                                             San Francisco, CA 94105

                         National Financial Services LLC     200 Liberty Street,                                        7.86%
                                                             New York, NY 10281

                         Goldman, Sachs & Co.                180 Maiden Lane, New York, NY 10038                        6.88%

Rydex S&P Equal Weight   Charles Schwab & Co., Inc.          211 Main Street,                                          57.92%
Industrials ETF                                              San Francisco, CA 94105

                         National Financial Services LLC     200 Liberty Street,                                       12.75%
                                                             New York, NY 10281

                         Timber Hill LLC                     1 Pickwick Plaza, Greenwich, CT 06830                     10.81%

                         Goldman, Sachs & Co.                180 Maiden Lane, New York, NY 10038                        9.53%

Rydex S&P Equal Weight   ICAP Corporates LLC                 Harborside Financial Center,                              14.52%
Materials ETF                                                1100 Plaza Five, 12th Floor
                                                             Jersey City, NJ 07311-4996

                         ML SFKPG                            4 Corporate Place, Piscataway, NJ 08854                   12.38%

                         LPL Financial Corporation           One Beacon Street, 22nd floor, Boston, MA 02108           10.50%

                         Raymond, James & Associates, Inc.   880 Carillon Parkway Street, Petersburg, FL 33733         10.40%

                         Charles Schwab & Co., Inc.          211 Main Street,                                          10.12%
                                                             San Francisco, CA 94105

                         Timber Hill LLC                     1 Pickwick Plaza, Greenwich, CT 06830                     7.22%

                         Goldman, Sachs & Co.                180 Maiden Lane, New York, NY 10038                       5.47%

                         National Financial Services LLC     200 Liberty Street,                                       5.06%
                                                             New York, NY 10281

Rydex S&P Equal Weight   ICAP Corporates LLC                 Harborside Financial Center,                              63.98%
Technology ETF                                               1100 Plaza Five, 12th Floor
                                                             Jersey City, NJ 07311-4996

                         National Financial Services LLC     200 Liberty Street,                                        7.57%
                                                             New York, NY 10281

                         Charles Schwab & Co., Inc.          211 Main Street,                                           7.16%
                                                             San Francisco, CA 94105

Rydex S&P Equal Weight   National Financial Services LLC     200 Liberty Street,                                       26.00%
Utilities ETF                                                New York, NY 10281

                         Timber Hill LLC                     1 Pickwick Plaza, Greenwich, CT 06830                     17.75%

                         NAME OF                                                                                  PERCENTAGE OF FUND
FUND NAME                BENEFICIAL OWNER                                ADDRESS OF BENEFICIAL OWNER                 SHARES OWNED
----------------------   ---------------------------------   -------------------------------------------------   -------------------
                         ML SFKPG                            4 Corporate Place, Piscataway, NJ 08854                    8.05%

                         E*Trade                             135 E. 57th  Street, 14th floor,                           6.72%
                                                             New York, NY 10022

                         Charles Schwab & Co., Inc.          211 Main Street,                                           6.61%
                                                             San Francisco, CA 94105

                         UBS Financial Services LLC          1 Pickwick Plaza, Greenwich, CT 06830                      6.48%

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

Depository Trust Company ("DTC") acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A "Business Day" with respect to the Funds is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation
Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation

Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS. The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside of the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern

Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component by 2:00 p.m., Eastern Time on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 or 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:

FUND                                                CREATION TRANSACTION FEE
----                                                ------------------------
Rydex S&P 500 Pure Value ETF                                 $1,000
Rydex S&P 500 Pure Growth ETF                                $1,000
Rydex S&P MidCap 400 Pure Value ETF                          $  750
Rydex S&P MidCap 400 Pure Growth ETF                         $  750
Rydex S&P SmallCap 600 Pure Value ETF                        $1,000
Rydex S&P SmallCap 600 Pure Growth ETF                       $1,000
Rydex S&P Equal Weight Consumer Discretionary ETF            $  750
Rydex S&P Equal Weight Consumer Staples ETF                  $  500
Rydex S&P Equal Weight Energy ETF                            $  500
Rydex S&P Equal Weight Financials ETF                        $  750
Rydex S&P Equal Weight Health Care ETF                       $  500
Rydex S&P Equal Weight Industrials ETF                       $  500
Rydex S&P Equal Weight Materials ETF                         $  500
Rydex S&P Equal Weight Technology ETF                        $  750
Rydex S&P Equal Weight Utilities ETF                         $  500

An additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee". In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE OF THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:

                                                       REDEMPTION
FUND                                                TRANSACTION FEE
----                                                ---------------
Rydex S&P 500 Pure Value ETF                             $1,000
Rydex S&P 500 Pure Growth ETF                            $1,000
Rydex S&P MidCap 400 Pure Value ETF                      $  750
Rydex S&P MidCap 400 Pure Growth ETF                     $  750
Rydex S&P SmallCap 600 Pure Value ETF                    $1,000
Rydex S&P SmallCap 600 Pure Growth ETF                   $1,000
Rydex S&P Equal Weight Consumer Discretionary ETF        $  750
Rydex S&P Equal Weight Consumer Staples ETF              $  500
Rydex S&P Equal Weight Energy ETF                        $  500
Rydex S&P Equal Weight Financials ETF                    $  750
Rydex S&P Equal Weight Health Care ETF                   $  500
Rydex S&P Equal Weight Industrials ETF                   $  500
Rydex S&P Equal Weight Materials ETF                     $  500
Rydex S&P Equal Weight Technology ETF                    $  750
Rydex S&P Equal Weight Utilities ETF                     $  500

An additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company under the Internal Revenue Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares, which are created separately from the Creation Unit process. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

Each Fund will seek to qualify for treatment as a regulated investment company under the Internal Revenue Code. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a regulated investment company (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess, if any, of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for regulated investment company qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a regulated investment company is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by a Fund to qualify as a regulated investment company, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a regulated investment company. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a ?taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.

The Funds are required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Options on "broad based" securities indices are classified as "non-equity options" under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

If one or more ETFs in which a Fund invests generates more non-qualifying income for purposes of the 90% Test than a Fund's portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

BACK-UP WITHHOLDING

The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

OTHER ISSUES

The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.rydex-sgi.com. More information about this disclosure is available at www.rydex-sgi.com.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds' chief compliance officer, or a compliance manager designated by the chief compliance officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.

In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydex-sgi.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Rydex S&P Pure Style ETFs and Rydex S&P Equal Weight Sector ETFs (the "S&P Funds") is not sponsored, endorsed, sold or promoted by Standard & Poor's Financial Services LLC and its affiliates ("S&P") or Citigroup Global Markets and its affiliates ("Citigroup"). Neither S&P nor Citigroup makes any representation, condition or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Pure Value Index, S&P 500 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P SmallCap 600 Pure Value Index, S&P SmallCap 600 Pure Growth Index, S&P Equal Weight Index Consumer Discretionary, S&P Equal Weight Index Consumer Staples, S&P Equal Weight Index Energy, S&P Equal Weight Index Financials, S&P Equal Weight Index Health Care, S&P Equal Weight Index Industrials, S&P Equal Weight Index Information Technology, S&P Equal Weight Index Materials and S&P Equal Weight Index Telecommunication Services & Utilities (the "S&P Indices") to track general stock market performance. S&P's and Citigroup's only relationship to advisor and its affiliates ("Rydex Investments") in connection with the S&P Funds is the licensing of certain trademarks and trade names and of the S&P indices which are determined, composed and calculated by S&P without regard to Rydex Investments or the product. S&P and Citigroup have no obligation to take the needs of Rydex Investments or the owners of the product into consideration in determining, composing or calculating the S&P indices. S&P and Citigroup are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product shares are to be converted into cash. S&P and Citigroup have no obligation or liability in connection with the administration, marketing, or trading of the product.

S&P and Citigroup do not guarantee the accuracy and/or the completeness of the S&P indices or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P and Citigroup make no warranty, condition or representation, express or implied, as to results to be obtained by PADCO, owners of the product, or any other person or entity form the use of the S&P indices or any data included therein. S&P and Citigroup make no express or implied warranties, representations or conditions, and expressly disclaim all warranties or conditions of merchantability or fitness for a particular purpose or use and oany other express or implied warranty or condition with respect to the S&P indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Citigroup have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the S&P indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," Standard & Poor's SmallCap," "S&P SmallCap 600," S&P 500 Pure Value Index, S&P 500 Pure Growth Index, S&P MidCap 400 Pure Value Index, S&P MidCap 400 Pure Growth Index, S&P SmallCap 600 Pure Value Index, S&P SmallCap 600 Pure Growth Index, S&P Equal Weight Index Consumer Discretionary, S&P Equal Weight Index Consumer Staples, S&P Equal Weight Index Energy, S&P Equal Weight Index Financials, S&P Equal Weight Index Health Care, S&P Equal Weight Index Industrials, S&P Equal Weight Index Information Technology, S&P Equal Weight Index Materials and S&P Equal Weight Index Telecommunication Services & Utilities are trademarks of The McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by Rydex Investments.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, the Trust's independent registered public accounting firm, provides audit services, tax return services, and assistance and consultation with respect to filings with the SEC.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements and financial highlights for the fiscal year ended October 31, 2009 appearing in the Trust's Annual Report, filed with the SEC on December 30, 2009 via EDGAR Accession No. 0001208211-09-000015 are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing. The Trust's Annual Report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-820-0888.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES

     A.   Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

     B.   Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as Schedule A hereto, as such

Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - Refer Proposal to the Client - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - Obtain Client Ratification - If Rydex Investments is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - Use an Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,

     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

     Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A.  Director Nominees in Uncontested Elections                      Vote With Mgt.
B.  Chairman and CEO is the Same Person                             Vote With Mgt.
C.  Majority of Independent Directors                               Vote With Mgt.
D.  Stock Ownership Requirements                                    Vote With Mgt.
E.  Limit Tenure of Outside Directors                               Vote With Mgt.
F.  Director and Officer Indemnification and Liability Protection   Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                  Vote With Mgt.

PROXY CONTESTS

A.  Voting for Director Nominees in Contested Election              Vote With Mgt.
B.  Reimburse Proxy Solicitation                                    Vote With Mgt.

AUDITORS

A.  Ratifying Auditors                                              Vote With Mgt.

PROXY CONTEST DEFENSES

A.  Board Structure - Classified Board                              Vote With Mgt.
B.  Cumulative Voting                                               Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                    Vote With Mgt.

TENDER OFFER DEFENSES

A.  Submit Poison Pill for shareholder ratification                 Case-by-Case
B.  Fair Price Provisions                                           Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                      Vote With Mgt.
    To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                      Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A.  Confidential Voting                                             Vote With Mgt.
B.  Equal Access                                                    Vote With Mgt.
C.  Bundled Proposals                                               Vote With Mgt.

CAPITAL STRUCTURE

A.  Common Stock Authorization                                      Vote With Mgt.
B.  Stock Splits                                                    Vote With Mgt.
C.  Reverse Stock Splits                                            Vote With Mgt.
D.  Preemptive Rights                                               Vote With Mgt.
E.  Share Repurchase Programs                                       Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A.  Shareholder Proposals to Limit Executive and                     Case-by-Case
    Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes            Vote With Mgt.
C.  Employee Stock Ownership Plans                                   Vote With Mgt.
D.  401(k) Employee Benefit Plans                                    Vote With Mgt.

STATE OF INCORPORATION

A.  Voting on State Takeover Plans                                  Vote With Mgt.
B.  Voting on Reincorporation Proposals                             Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A.  Mergers and Acquisitions                                        Case-by-Case
B.  Corporate Restructuring                                         Vote With Mgt.
C.  Spin-Offs                                                       Vote With Mgt.
D.  Liquidations                                                    Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                           Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 RYDEX ETF TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850

                            800.820.0888 301.296.5100
                                WWW.RYDEX-SGI.COM

Rydex ETF Trust (the "Trust") is an investment company offering professionally managed investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (each a "Fund" and collectively, the "Funds"):

                   RYDEX 2X S&P 500 ETF (NYSE Arca, Inc.: RPV)
               RYDEX INVERSE 2X S&P 500 ETF (NYSE Arca, Inc.: RPV)
               RYDEX 2X S&P MIDCAP 400 ETF (NYSE Arca, Inc.: RPV)
           RYDEX INVERSE 2X S&P MIDCAP 400 ETF (NYSE Arca, Inc.: RPV)
               RYDEX 2X RUSSELL 2000(R) ETF (NYSE Arca, Inc.: RPV)
           RYDEX INVERSE 2X RUSSELL 2000(R) ETF (NYSE Arca, Inc.: RPV)
          RYDEX 2X S&P SELECT SECTOR ENERGY ETF (NYSE Arca, Inc.: RPV)
      RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF (NYSE Arca, Inc.: RPV)
         RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF (NYSE Arca, Inc.: RPV)
     RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF (NYSE Arca, Inc.: RPV)
        RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF (NYSE Arca, Inc.: RPV) RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF (NYSE Arca, Inc.: RPV)
        RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF (NYSE Arca, Inc.: RPV) RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF (NYSE Arca, Inc.: RPV)

This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus, dated March 1, 2010. Capitalized terms not defined herein are defined in the Prospectus. Copies of the Funds' Prospectus are available, without charge, upon request to the Trust at the address listed above or by telephoning the Trust at the telephone numbers listed above. The Funds' financial statements for the fiscal year ended October 31, 2009 are included in the Funds' Annual Report to Shareholders, which has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

                      The date of this SAI is March 1, 2010

                                TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST ......................................     1
INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS .........................     1
SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE
   INVESTMENT STRATEGIES .................................................    14
MORE INFORMATION ABOUT THE UNDERLYING INDICES ............................    17
INVESTMENT RESTRICTIONS ..................................................    19
CONTINUOUS OFFERING ......................................................    21
EXCHANGE LISTING AND TRADING .............................................    22
PORTFOLIO TRANSACTIONS AND BROKERAGE .....................................    22
MANAGEMENT OF THE TRUST ..................................................    26
PRINCIPAL HOLDERS OF SECURITIES ..........................................    42
BOOK ENTRY ONLY SYSTEM ...................................................    45
CREATION AND REDEMPTION OF CREATION UNITS ................................    46
DETERMINATION OF NET ASSET VALUE .........................................    54
DIVIDENDS, DISTRIBUTIONS, AND TAXES ......................................    54
OTHER INFORMATION ........................................................    59
INDEX PUBLISHERS INFORMATION .............................................    60
COUNSEL ..................................................................    62
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    62
CUSTODIAN ................................................................    62
FINANCIAL STATEMENTS .....................................................    62
APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES ......   A-1
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GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Trust currently consists of thirty-one (31) investment portfolios (I.E., funds). This SAI relates to shares of the following series: Rydex 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF,
Rydex 2x Russell 2000(R) ETF, Rydex 2x S&P Select Sector Energy ETF, Rydex 2x
S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, and
Rydex 2x S&P Select Sector Technology ETF (each, a "Leveraged Fund" and collectively, the "Leveraged Funds"); and Rydex Inverse 2x S&P 500 ETF, Rydex
Inverse 2x S&P MidCap 400 ETF, Rydex Inverse 2x Russell 2000(R) ETF, Rydex
Inverse 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector
Financial ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, and Rydex
Inverse 2x S&P Select Sector Technology ETF (each, a "Leveraged Inverse Fund," collectively, the "Leveraged Inverse Funds," and together with the Leveraged
Funds, the "Funds"). All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Funds are listed and traded on the NYSE Arca, Inc. (the
"Exchange"). The shares of each Fund will trade on the Exchange at market prices that may be below, at, or above net asset value ("NAV") of such Fund.

Each Fund offers and issues shares at NAV only in aggregated lots of 50,000 shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Generally, each Leveraged Fund issues Creation Units in exchange for: (i) a basket of equity securities included in its Underlying Index, as defined below, (the
"Deposit Securities"); and (ii) an amount of cash (the "Cash Component"). Each
Leveraged Inverse Fund issues and redeems Creation Units for cash.

The Trust reserves the right to offer an "all cash" option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to 115% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions.
In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.
See the "Creation and Redemption of Creation Units" section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

GENERAL

Each Fund's investment objective is to seek to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. Each Leveraged Fund's benchmark is 200% of the performance of its Underlying Index. Each Inverse Leveraged Fund's benchmark is 200% of the inverse
(opposite) of the performance of its Underlying Index. Each Fund's investment objective is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. Additional information concerning each Fund's investment objective and principal investment strategies is contained in the Prospectus. Additional information about the risks of investing in leveraged and inverse funds is included under the heading "Special
Considerations Regarding the Use of Leveraged and Inverse Investment Strategies" in this SAI and under "Important Information Regarding Leveraged Funds" in the Prospectus. Additional information concerning each Fund's Underlying Index is included below under the heading "More Information About the Underlying
Indices."

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Portfolio management is provided to the Funds by the Trust's investment adviser,
PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell
Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Investments ("Rydex" or the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectus may, consistent with each Fund's investment objectives and limitations, be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund.
Each Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to the Funds will result in the achievement of the Funds' respective objectives. The following information supplements, and should be read in conjunction with the Funds'
Prospectus.

BORROWING

Each Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use this form of leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940 (the "1940 Act"), a
Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including
Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

EQUITY SECURITIES

The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of that Fund to fluctuate. Global stock markets, including the U.S. stock market, tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase

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equity securities traded in the U.S. on registered exchanges or the over-the-counter market. The Funds may invest in the types of equity securities described in more detail below.

- COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

- PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

- CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion.
     The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

- SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

- MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses
     (or

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     own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

- WARRANTS. As a matter of non-fundamental policy, the Funds do not invest in warrants. However, each Fund may from time to time receive warrants as a result of, for example, a corporate action or some other event affecting one or more of the companies in which the Fund invests. In such event, the Funds generally intend to hold such warrants until they expire. The Funds, however, reserve the right to exercise the warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date.
     These factors can make warrants more speculative than other types of investments.

- RIGHTS. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. An investment in rights may entail greater risks than certain other types of investments.
     Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds may use futures contracts and related options (i) for BONA FIDE hedging purposes, (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, (iii) to attempt to minimize fluctuations in foreign currencies, (iv) to attempt to gain exposure to a particular market, index or instrument, or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading
Commission ("CFTC"). To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange
Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term
"commodity pool operator" in

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accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise
"cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.
Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

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There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's investment objective. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.
A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction."
In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

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A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter
("OTC"). OTC options differ from exchange-traded options in several respects.
They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term
"illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current SEC guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive

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investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments, such as exchange-traded funds ("ETFs") that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Certain ETFs may not produce qualifying income for purposes of the "90% Test"
(as defined under "Dividends, Distributions, and Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). If one or more ETFs generates more non-qualifying income for purposes of the 90%
Test than the Fund's portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal Revenue Code.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed
33 1/3% of the total asset value of a Fund (including the loan collateral). No
Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for

                                       8


the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. A Fund's investment strategies may, however, produce relatively high portfolio turnover rates from time to time. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. To the extent that a Fund uses derivatives, they generally will be short-term derivative instruments. As a result, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would, in turn, produce correspondingly greater expenses for the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Generally, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in the realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders. To the extent portfolio turnover is attributable to frequent redemptions, the redemption fees charged on such frequent redemptions and collected by the Funds will offset the transaction costs associated with such portfolio turnover.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Funds invest because such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with financial institutions. The Funds have adopted certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, exercising the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each Fund to not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. A Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will establish a segregated account with the Trust's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SWAP AGREEMENTS

Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection.

Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund will be required to earmark and reserve the full notional amount of the credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

TRACKING ERROR

The following factors may affect the ability of each Fund to achieve correlation with the performance of each Fund's benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in the Underlying Index and/or securities not included in the Underlying Index being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the Underlying Index that are not disseminated in advance; (9) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) early or unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; or (11) market movements that run counter to the Fund's investments. Market movements that run counter to the Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. Each Fund's performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

SPECIAL CONSIDERATIONS REGARDING THE USE OF LEVERAGED AND INVERSE INVESTMENT STRATEGIES

To the extent discussed above and in the Prospectus, the Funds present certain risks, some of which are further described below.

LEVERAGE. The Funds employ leverage as a principal investment strategy and each Fund may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the potential for greater gains to shareholders of the Funds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the shares of the Funds. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the Funds to pay interest, which would decrease the Funds' total return to shareholders. If the Funds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had the Funds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF THE FUNDS. As discussed in the Prospectus, each Fund is a "leveraged" fund in the sense that each Fund has an investment objective to match a multiple of the performance of an index on a given day. The Funds are subject to all of the risks described in the

Prospectus. In addition, there is a special form of correlation risk that derives from the Funds' use of leverage. For periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the Underlying Index performance times the stated multiple in the fund objective.

A Fund's return for periods longer than one day is primarily a function of the following: (a) index performance; (b) index volatility; (c) financing rates associated with leverage; (d) other fund expenses; (e) dividends paid by companies in the index; and (f) period of time.

A leveraged fund's performance can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated fund returns for a number of combinations of index performance and index volatility over a one year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, the fund's performance would be lower than shown.

The first table below shows the estimated fund return over a one-year period for a leveraged fund that has an investment objective to correspond to twice (200% of) the daily performance of an index. The leveraged fund could be expected to achieve a 30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return 27%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding & the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (I.E., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (I.E., return less than) the index performance times the stated multiple in the fund's investment objective.

                      LEVERAGED FUND MEDIAN ANNUAL RETURNS

    INDEX PERFORMANCE
-------------------------
                200% OF
  ONE YEAR      ONE YEAR                          MARKET VOLATILITY
   INDEX         INDEX      ------------------------------------------------------------
PERFORMANCE   PERFORMANCE    10%    15%    20%    25%    30%    35%    40%    45%    50%
-----------   -----------   ----   ----   ----   ----   ----   ----   ----   ----   ----
    -40%          -80%      -64%   -64%   -65%   -65%   -67%   -68%   -69%   -70%   -71%
    -35%          -70%      -58%   -59%   -59%   -60%   -62%   -63%   -64%   -65%   -66%
    -30%          -60%      -52%   -53%   -52%   -53%   -55%   -56%   -58%   -60%   -61%
    -25%          -50%      -45%   -46%   -46%   -47%   -48%   -50%   -52%   -53%   -55%
    -20%          -40%      -36%   -37%   -39%   -40%   -41%   -43%   -44%   -47%   -50%
    -15%          -30%      -29%   -29%   -30%   -32%   -33%   -36%   -38%   -40%   -43%
    -10%          -20%      -20%   -21%   -23%   -23%   -26%   -28%   -31%   -32%   -36%
     -5%          -10%      -11%   -12%   -13%   -16%   -18%   -20%   -23%   -25%   -29%
      0%            0%       -1%    -2%    -4%    -6%    -8%   -11%   -14%   -17%   -20%
      5%           10%        9%     8%     6%     3%     2%    -3%    -5%    -8%   -12%

     10%           20%       19%    19%    16%    15%    10%     9%     4%     0%    -5%
     15%           30%       31%    29%    27%    25%    21%    19%    15%    11%     6%
     20%           40%       43%    41%    38%    35%    32%    27%    23%    18%    13%
     25%           50%       54%    52%    50%    48%    43%    39%    34%    29%    22%
     30%           60%       69%    64%    62%    58%    56%    49%    43%    39%    34%
     35%           70%       79%    77%    75%    70%    68%    61%    57%    50%    43%
     40%           80%       92%    91%    88%    82%    81%    73%    67%    62%    54%

The second table below shows the estimated fund return over a one-year period for a leveraged inverse fund that has an investment objective to correspond to twice (200% of) the opposite of the daily performance of an index. The leveraged inverse fund could be expected to achieve a -30% return on a yearly basis if the index performance was 15%, absent any costs or the correlation risk or other factors described above and in the Prospectus under "Understanding Compounding and the Effect of Leverage." However, as the table shows, with an index volatility of 20%, such a fund would return -33%, again absent any costs or other factors described above and in the Prospectus under "Understanding Compounding and the Effect of Leverage." In the charts below, unshaded areas represent those scenarios where a leveraged fund with the investment objective described will outperform (I.E., return more than) the index performance times the stated multiple in the leveraged fund's investment objective; conversely, shaded areas represent those scenarios where the leveraged fund will underperform (I.E., return less than) the index performance times the stated multiple in the fund's investment objective.

                  LEVERAGED INVERSE FUND MEDIAN ANNUAL RETURNS

    INDEX PERFORMANCE
-------------------------
                  200%
               INVERSE OF
  ONE YEAR      ONE YEAR                          MARKET VOLATILITY
   INDEX         INDEX      ------------------------------------------------------------
PERFORMANCE   PERFORMANCE    10%    15%    20%    25%    30%    35%    40%    45%    50%
-----------   -----------   ----   ----   ----   ----   ----   ----   ----   ----   ----
   -40%           80%       165%   153%   145%   127%   114%    99%    74%    57%    35%
   -35%           70%       130%   122%   109%    96%    84%    68%    51%    32%    17%
   -30%           60%        98%    93%    79%    68%    58%    46%    29%    16%     1%
   -25%           50%        73%    68%    58%    49%    36%    26%    13%     2%   -13%
   -20%           40%        51%    45%    39%    31%    20%    12%    -2%   -11%   -23%
   -15%           30%        35%    29%    23%    16%     6%    -2%   -12%   -22%   -30%
   -10%           20%        20%    16%     9%     3%    -5%   -13%   -21%   -30%   -39%
    -5%           10%         8%     5%    -2%    -8%   -14%   -21%   -30%   -38%   -46%
     0%            0%        -3%    -7%   -12%   -17%   -23%   -28%   -37%   -44%   -51%
     5%          -10%       -12%   -15%   -19%   -25%   -31%   -35%   -43%   -47%   -55%
    10%          -20%       -19%   -23%   -27%   -32%   -36%   -43%   -47%   -53%   -59%
    15%          -30%       -27%   -29%   -32%   -37%   -42%   -46%   -53%   -58%   -63%
    20%          -40%       -33%   -35%   -38%   -42%   -46%   -50%   -56%   -60%   -66%
    25%          -50%       -38%   -40%   -43%   -47%   -51%   -55%   -59%   -64%   -68%
    30%          -60%       -43%   -44%   -47%   -51%   -55%   -59%   -62%   -66%   -71%
    35%          -70%       -46%   -49%   -52%   -53%   -58%   -61%   -66%   -68%   -73%
    40%          -80%       -50%   -52%   -55%   -57%   -61%   -64%   -68%   -71%   -75%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged fund. The Funds' actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under "Understanding Compounding & the Effect of Leverage" in the Prospectus.

MORE INFORMATION ABOUT THE UNDERLYING INDICES

INDEX DESCRIPTIONS. The Funds seek to provide investment results that match the performance of a specific benchmark on a daily basis. The current benchmark for each Fund is set forth below and a description of each Fund's Underlying Index (each an "Underlying Index" and collectively, the "Underlying Indices") is set forth in the Funds' Prospectus under "More Information About the Funds - Benchmarks and Investment Methodology."

FUND                                                 BENCHMARK
----                                                 ---------
Rydex 2x S&P 500 ETF                                 200% of the Performance of the S&P 500 Index
Rydex Inverse 2x S&P 500 ETF                         200% of the Inverse (Opposite) of the Performance of the S&P 500 Index
Rydex 2x S&P MidCap 400 ETF                          200% of the Performance of the S&P MidCap 400 Index
Rydex Inverse 2x S&P MidCap 400 ETF                  200% of the Inverse (Opposite) of the Performance of the S&P MidCap 400 Index
Rydex 2x Russell 2000(R) ETF                         200% of the Performance of the Russell 2000(R) Index
Rydex Inverse 2x Russell 2000(R) ETF                 200% of the Inverse (Opposite) of the Performance of the Russell 2000(R) Index
Rydex 2x S&P Select Sector Energy ETF                200% of the Performance of the Energy Select Sector Index
Rydex Inverse 2x S&P Select Sector Energy ETF        200% of the Inverse (Opposite) of the Performance of the Energy Select Sector
                                                     Index
Rydex 2x S&P Select Sector Financial ETF             200% of the Performance of the Financial Select Sector Index
Rydex Inverse 2x S&P Select Sector Financial ETF     200% of the Inverse (Opposite) of the Performance of the Financial Select
                                                     Sector Index
Rydex 2x S&P Select Sector Health Care ETF           200% of the Performance of the Health Care Select Sector Index
Rydex Inverse 2x S&P Select Sector Health Care ETF   200% of the Inverse (Opposite) of the Performance of the Health Care Select
                                                     Sector Index
Rydex 2x S&P Select Sector Technology ETF            200% of the Performance of the Technology Select Sector Index
Rydex Inverse 2x S&P Select Sector Technology ETF    200% of the Inverse (Opposite) of the Performance of the Technology Select
                                                     Sector Index

INDEX PROVIDERS. The Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF; and The Rydex 2x S&P MidCap 400 ETF, and Rydex Inverse 2x S&P MidCap 400 ETF will be based upon the S&P 500 Index and the S&P MidCap 400 Index, respectively, compiled by Standard & Poor's, which is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Indices pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The Rydex 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Energy ETF; Rydex 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Financial ETF; Rydex 2x S&P Select Sector Health Care ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF; and Rydex 2x S&P Select Sector Technology ETF, and Rydex Inverse 2x S&P Select Sector Technology ETF Funds will be based upon the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index, respectively, which are licensed by Standard & Poor's ("S&P") and compiled by a third party calculation agent. S&P is not affiliated with the Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The Rydex 2x Russell 2000(R) ETF and Rydex Inverse 2x Russell 2000(R) ETF will track a benchmark based upon the Russell 2000(R) Index, compiled by Frank Russell Company, which is not affiliated with the

Funds or with the Advisor or its affiliates. The Funds are entitled to use the applicable Underlying Index pursuant to a sub-licensing agreement with the Advisor, which in turn has a licensing agreement with the index provider. The Advisor has provided the sub-license without charge to the Funds.

The following sections provide additional information about the maintenance and operation of the S&P and Russell Indices included in the Funds' benchmarks.

S&P INDEX CALCULATION

S&P U.S. INDICES. On any given day, the index value is the quotient of the total float-adjusted market capitalization of the index's constituents and its divisor. Continuity in index values is maintained by adjusting the divisor for all changes in the constituents' share capital after the base date. This includes additions and deletions to the index, rights issues, share buybacks and issuances, and spin-offs. The divisor's time series is, in effect, a chronological summary of all changes affecting the base capital of the index. The divisor is adjusted such that the index value at an instant just prior to a change in base capital equals the index value at an instant immediately following that change.

S&P INDEX MAINTENANCE

Maintaining the S&P Indices includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends and stock price adjustments due to restructuring and spin-offs. Share changes of less than 5% are only updated on quarterly basis on the Friday near the end of the calendar year.

A company will be removed from the S&P Indices as a result of mergers/acquisitions, bankruptcy, restructuring, or if it no longer representative of its industry group. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

Once a year, the float adjustments will be reviewed. Each company's financial statements will be used to update the major shareholders' ownership. However, any Investable Weight Factor ("IWF") changes, equal to or greater than 5% will be implemented as soon as reasonably possible when it results from a major corporate action (i.e. privatization, merger, takeover, or share offering.)

Changes in the number of shares outstanding driven by corporate events, such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. All share changes of less than 5% are updated on a quarterly basis (third Friday of March, June, September, and December or at the close of the expiration of futures contracts). Implementations of new additions, deletions, and changes to the float adjustment, due to corporate actions, will be made available at the close of the third Friday in March, June, September, and December. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on www.spglobal.com.

RUSSELL INDEX CALCULATION

The securities in the Russell 2000(R) Indices (sometimes referred to as the "components") are reconstituted annually after the close on the last Friday in June to reflect changes in the marketplace. All U.S. incorporated companies listed on a U.S. exchange are considered for inclusion with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Although only one class of security is allowed into the indices, all common classes are combined to determine total market capitalization and available float. Tracking stocks are considered individually for membership. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability companies, OTC bulletin boards and pink sheet stocks, closed-end investment companies, limited partnerships, and foreign stocks including American Depositary Receipts ("ADRs"). After component selection, stocks are weighted by their available market capitalization.

RUSSELL INDEX MAINTENANCE

The Russell 2000(R) Index will be reconstituted annually. Securities that leave the Russell 2000(R) Index, between reconstitution dates, for any reason (I.E., mergers, acquisitions, or other similar corporate activity) are not replaced. Thus, the number of securities in the Russell 2000(R) Index over the year wilL fluctuate according to corporate activity.

When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets on OTC bulletin boards, the stock is deleted from the relevant indices. When acquisitions or mergers take place within the Russell 2000(R) Index, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on index total capitalization if the acquiring stock is part of the Russell 2000(R) Index. The only additions between reconstitutioN dates are as a result of spin-offs and eligible initial public offerings ("IPOs").

Maintaining the Russell 2000(R) Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. In addition, significant changes to outstanding share capital changes are made at month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments will be made at the open of the ex-date using previous day closing prices.

COMMENCEMENT DATES OF THE UNDERLYING INDICES
The inception date of each Underlying Index is as follows:

BENCHMARK                           INCEPTION DATE
---------                         -----------------
S&P 500 Index                     March 4, 1957
S&P MidCap 400 Index              June 19, 1991
Russell 2000(R) Index             December 31, 1986
Energy Select Sector Index        June 30, 1998
Financial Select Sector Index     June 30, 1998
Health Care Select Sector Index   June 30, 1998
Technology Select Sector Index    June 30, 1998

INDEX AVAILABILITY

Each Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, and cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

Each Fund shall not:

1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

2. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships.

3.   Invest in mineral leases.

4. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics similar to those of its benchmark without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitations in 4 and 5 above that are specifically based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 1 above, under the heading "Fundamental Policies of the Funds." With respect to borrowings in accordance with the limitations set forth in paragraph 1, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter. For purposes of non-fundamental policy 1, a Fund shall be deemed not to have warrants acquired by the Fund as a result of a corporate action or some other event affecting the companies in which it invests.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters," but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The shares of the Funds are listed and traded on the Exchange. The shares of each Fund will trade on the Exchange at prices that may differ to some degree from a Fund's NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker's commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds paid the following aggregate brokerage commissions:

                                                         AGGREGATE     AGGREGATE     AGGREGATE
                                                         BROKERAGE     BROKERAGE     BROKERAGE
                                                        COMMISSIONS   COMMISSIONS   COMMISSIONS
                                               FUND      DURING THE    DURING THE    DURING THE
                                            INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND NAME                                      DATE      ENDED 2009    ENDED 2008    ENDED 2007
---------                                   ---------   -----------   -----------   ------------
Rydex 2x S&P 500 ETF                         11/05/07     $113,001     $27,620           *
Rydex Inverse 2x S&P 500 ETF                 11/05/07     $ 62,981     $     0           *
Rydex 2x S&P MidCap 400 ETF                  11/05/07     $ 11,244     $ 5,633           *
Rydex Inverse 2x S&P MidCap 400 ETF          11/05/07     $  2,640     $     0           *
Rydex 2x Russell 2000(R) ETF                 11/05/07     $ 51,638     $19,470           *
Rydex Inverse 2x Russell 2000(R) ETF         11/05/07     $ 12,928     $     0           *
Rydex 2x S&P Select Sector Energy ETF        06/10/08     $  5,318     $ 2,250**         *
Rydex Inverse 2x S&P Select Sector
   Energy ETF                                06/10/08     $    304     $     0**         *
Rydex 2x S&P Select Sector Financial ETF     06/10/08     $ 30,498     $17,731**         *
Rydex Inverse 2x S&P Select Sector
   Financial ETF                             06/10/08     $  1,491     $     0**         *
Rydex 2x S&P Select Sector Health Care
   ETF                                       06/10/08     $  1,621     $ 2,222**         *
Rydex Inverse 2x S&P Select Sector Health
   Care ETF                                  06/10/08     $    283     $     0**         *
Rydex 2x S&P Select Sector
   Technology ETF                            06/10/08     $  1,871     $ 3,231**         *
Rydex Inverse 2x S&P Select Sector
   Technology ETF                            06/10/08     $    290     $     0**         *

*    The Fund was not in operation for the period indicated.

**   From commencement of operations on June 10, 2008.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The Financial Industry Regulatory Authority ("FINRA") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the fiscal year ended October 31, 2009, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"), the distributor of the Funds' shares for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Funds, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to

Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person, to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds did not pay any brokerage commissions to the Distributor.

SECURITIES OF "REGULAR BROKER-DEALERS." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of October 31, 2009, the following Funds held the following securities of the Trust's "regular brokers or dealers":

                                                                             MARKET
                                                                            VALUE OF
                FUND NAME                              ISSUER              INVESTMENT
----------------------------------------   -----------------------------   ----------
Rydex 2x S&P 500 ETF                       Goldman Sachs Group, Inc.       $  944,443
                                           Bank of New York Mellon Corp.   $  348,179
                                           Bank of America Corp.           $1,369,645
Rydex 2x S&P MidCap 400 ETF                Jefferies Group Inc.            $   46,980
Rydex 2x S&P Select Sector Financial ETF   Goldman Sachs Group, Inc        $  971,670
                                           Bank of New York Mellon Corp.   $  358,070
                                           Bank of America Corp.           $1,408,690

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. For the fiscal years ended October 31, 2009 and October 31, 2008, the portfolio turnover rate for each Fund was as follows:

                                                       PORTFOLIO
                                                       TURNOVER
                                                         RATE*
                                                     ------------
                       FUND                          2009   2008
--------------------------------------------------   ----   -----
Rydex 2x S&P 500 ETF                                  69%    44%
Rydex Inverse 2x S&P 500 ETF                           0%     0%
Rydex 2x S&P MidCap 400 ETF                           84%   234%
Rydex Inverse 2x S&P MidCap 400 ETF                    0%     0%
Rydex 2x Russell 2000(R) ETF                         124%   192%
Rydex Inverse 2x Russell 2000(R) ETF                   0%     0%
Rydex 2x S&P Select Sector Energy ETF                123%   105%**
Rydex Inverse 2x S&P Select Sector Energy ETF          0%     0%**
Rydex 2x S&P Select Sector Financial ETF             205%   177%*
Rydex Inverse 2x S&P Select Sector Financial ETF       0%     0%**
Rydex 2x S&P Select Sector Health Care ETF            56%    35%*
Rydex Inverse 2x S&P Select Sector Health Care ETF     0%     0%**
Rydex 2x S&P Select Sector Technology ETF             43%    65%*
Rydex Inverse 2x S&P Select Sector Technology

                                                       PORTFOLIO
                                                       TURNOVER
                                                         RATE*
                                                     ------------
                       FUND                          2009   2008
--------------------------------------------------   ----   -----
   ETF                                                 0%     0%**

* The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

**   From commencement of operations on June 10, 2008.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware and the 1940 Act. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND OFFICERS OF THE TRUST. Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
Richard M. Goldman (49)    Trustee and       PADCO ADVISORS, INC.: Director and Chief           160        Security Equity Fund
                           President from    Executive Officer from January 2009 to                        (10); Security Large Cap
                           2009 to present   present                                                       Value Fund (2); Security
                                                                                                           Mid Cap Growth Fund
                                             PADCO ADVISORS II, INC.: Director and                         (1); Security Income Fund
                                             Chief Executive Officer from January 2009                     (2); and SBL Fund (15)
                                             to present

                                             RYDEX DISTRIBUTORS, INC.: President, Chief
                                             Executive Officer and Director from
                                             January 2009 to present

                                             RYDEX FUND SERVICES, INC.: Director from
                                             July 2009 to present

                                             RYDEX HOLDINGS, LLC: President and Chief
                                             Executive Officer from January 2009 to
                                             present

                                             SECURITY BENEFIT CORPORATION: Senior Vice
                                             President from March 2007 to present

                                             FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                             INSURANCE COMPANY OF NEW YORK: Director
                                             from September 2007 to present

                                             SECURITY INVESTORS, LLC: President from
                                             August 2007 to present

                                             SECURITY GLOBAL INVESTORS, LLC: Manager
                                             and President from May 2007 to present

                                             SECURITY DISTRIBUTORS, INC.: Director from
                                             March 2007 to 2009

                                             R.M. GOLDMAN PARTNER, LLC: Managing
                                             Member from February 2006 to
                                             February 2007

                                             FORSTMANNLEFF ASSOCIATES: President and
                                             Chief Executive Officer from August 2003
                                             to November 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour (64)    Trustee from       Retired;    President   and   Senior   Vice        160         None
                          2003 to present;   President  of  Schield  Management  Company
                          Member of the      (registered  investment  adviser)
------------------------------------------------------------------------------------------------------------------------------------
                                     27




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                          Audit Committee    from 2003 to 2006
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton (69)    Trustee from       Retired                                            160         Trustee of Epiphany
                          2003 to present;                                                                  Funds since 2009
                          Member and
                          Chairman of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
John O. Demaret (70)      Trustee from       Retired                                            160         None
                          2003 to present;
                          Chairman of the
                          Board from 2006
                          to present;
                          Member of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (69)     Trustee and        Founder and  President of Keller  Partners,        160         None
                          Member of the      LLC  (registered  investment  adviser) from
                          Audit and          2005 to present;  and Retired  from 2001 to
                          Governance and     2005
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon (50)      Trustee and        President  of  Global  Trends   Investments        160         Board of Directors of US
                          Member of the      (registered  investment  adviser) from 1996                    Global Investors (GROW)
                          Audit and          to present                                                     since April 1995
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Patrick T.                Trustee from       Chief Executive  Officer of Par Industries,        160         None

------------------------------------------------------------------------------------------------------------------------------------


                                     28



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
McCarville (67)           2003 to present;   Inc.,   d/b/a  Par  Leasing  from  1977  to
                          Member of the      present
                          Audit Committee
                          from 2003 to
                          present; and
                          Chairman of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
Roger Somers (65)         Trustee from       Founder  and  Chief  Executive  Officer  of        160         None
                          2003 to present;   Arrow Limousine from 1965 to present
                          Member of the
                          Audit Committee
                          from 2003 to
                          present; and
                          Member of the
                          Governance and
                          Nominating
                          Committees from
                          2005 to present
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman (48)    President from    PADCO ADVISORS, INC.: Director and Chief           160        Security Equity Fund
                           2009 to present   Executive Officer from January 2009 to                        (10); Security Large Cap
                                             present                                                       Value Fund (2); Security
                                                                                                           Mid Cap Growth Fund (1)
                                             PADCO ADVISORS II, INC.: Director and                         (1); Security Income Fund
                                             Chief Executive Officer from January 2009                     (2); and SBL Fund (15)
                                             to present

                                             RYDEX DISTRIBUTORS, INC.: President, Chief
                                             Executive Officer and Director from
                                             January 2009 to present

                                             RYDEX FUND SERVICES, INC.: Director from
                                             July 2009 to present

                                             RYDEX HOLDINGS, LLC: President and Chief
                                             Executive Officer from January 2009 to
                                             present

                                             SECURITY BENEFIT CORPORATION: Senior Vice
                                             President from March 2007 to present

                                             FIRST SECURITY BENEFIT LIFE AND ANNUITY
                                             INSURANCE COMPANY OF NEW YORK: Director
                                             from September 2007 to present

                                             SECURITY INVESTORS, LLC: President from
------------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             August 2007 to present

                                             SECURITY GLOBAL INVESTORS, LLC: Manager
                                             and President from May 2007 to present

                                             SECURITY DISTRIBUTORS, INC.: Director from
                                             March 2007 to 2009

                                             R.M. GOLDMAN PARTNER, LLC: Managing
                                             Member from February 2006 to
                                             February 2007

                                             FORSTMANNLEFF ASSOCIATES: President and
                                             Chief Executive Officer from August 2003
                                             to November 2005
------------------------------------------------------------------------------------------------------------------------------------


                                     29




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
Michael P. Byrum (39)      Trustee from      PADCO ADVISORS, INC.:                              160         None
                           2005 to 2009      Director from January 2008 to present;
                           Vice President    Chief Investment Officer from August 2006
                           from 2003 to      President from May 2004 to
                           present           present; and Secretary from December 2002
                                             to present

                                             PADCO ADVISORS II, INC.: Director
                                             from February 2008 to present;
                                             Chief Investment Officer from
                                             August 2006 to present; President
                                             from May 2004 to present; and
                                             Secretary from December 2002 to
                                             present

                                             RYDEX CAPITAL PARTNERS I, LLC:
                                             President and Secretary from
                                             October 2003 to April 2007 (this
                                             entity no longer exists)

                                             RYDEX CAPITAL PARTNERS II, LLC:
                                             President and Secretary from
                                             October 2003 to April 2007 (this
                                             entity no longer exists)

                                             RYDEX FUND SERVICES, INC.:
                                             Director from July 2009 to present;
                                             Secretary from December 2002 to present;
                                             and Executive Vice President from December
                                             2002 to August 2006

                                             RYDEX HOLDINGS, INC.:
                                             Secretary from December 2005 to January
                                             2008; and Executive Vice President from
                                             December 2005 to August 2006 (entity
                                             merged into Rydex Holdings, LLC)

                                             ADVISOR RESEARCH CENTER, INC.:
                                             Secretary from May 2006 to present; and
                                             Executive Vice President from May 2006 to
                                             August 2006

                                             RYDEX SPECIALIZED PRODUCTS, LLC:
                                             Manager from September 2005 to present;
                                             and Secretary from September 2005 to June
                                             2008

                                             RYDEX HOLDINGS, LLC: Chief Investment
                                             Officer from January 2008 to present
------------------------------------------------------------------------------------------------------------------------------------


                                     30




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                             RYDEX DISTRIBUTORS, INC.: Vice President
                                             from October 2009 to present
------------------------------------------------------------------------------------------------------------------------------------
Nick Bonos (46)            Vice President    PADCO   ADVISORS,    INC.:    Senior   Vice        160         Not Applicable
                           and treasurer     President  of  Fund  Services  from  August
                           from 2003 to      2006 to present
                           present
                                             RYDEX FUND SERVICES,  INC.: Chief Executive
                                             Officer and President from January
                                             2009 to present; Director from
                                             February 2009 to July 2009; and
                                             Senior Vice President from December
                                             2003 to August 2006

                                             RYDEX  SPECIALIZED  PRODUCTS,  LLC: Manager
                                             from September 2005 to present;
                                             Chief Executive Officer from May
                                             2009 to present; and Chief
                                             Financial Officer from September
                                             2005 to May 2009
------------------------------------------------------------------------------------------------------------------------------------
Joanna M. Haigney (43)     Chief             PADCO  ADVISORS,   INC.:  Chief  Compliance        160         Not Applicable
                           Compliance        Officer  from  May  2005  to  present;  and
                           Officer from      Vice  President of  Compliance  from August
                           2004 to present   2006 to present
                           and Secretary
                           from 2003 to      PADCO ADVISORS II, INC.:  Chief  Compliance
                           present           Officer from May 2005 to present

                                             RYDEX  CAPITAL   PARTNERS  I,  LLC:   Chief
                                             Compliance Officer from August 2006 to
                                             April 2007 (entity no longer exists)

                                             RYDEX  CAPITAL   PARTNERS  II,  LLC:  Chief
                                             Compliance Officer from August 2006 to
                                             April 2007 (entity no longer exists)

                                             RYDEX  DISTRIBUTORS,  INC.:  Director  from
                                             January 2009 to present

                                             RYDEX FUND SERVICES,  INC.:  Vice President
                                             from December 2001 to August 2006
------------------------------------------------------------------------------------------------------------------------------------
Joseph Arruda (43)         Assistant         PADCO  ADVISORS,  INC.: Vice President from        160         Not Applicable
                           Treasurer from    2004 to present
                           2006 to present
                                             RYDEX  SPECIALIZED  PRODUCTS,  LLC: Manager
                                             and Chief  Financial  Officer  from 2009 to
                                             present
------------------------------------------------------------------------------------------------------------------------------------
Keith Fletcher (52)        Vice President    PADCO  ADVISORS,  INC.: Vice President from        160         Not Applicable
                           from 2009 to      May 2009 to present
                           the present
------------------------------------------------------------------------------------------------------------------------------------


                                     31




------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             PADCO  ADVISORS  II, INC.:  Vice  President
                                             from March 2009 to present

                                             RYDEX   ADVISORY   SERVICES,    LLC:   Vice
                                             President from March 2009 to present

                                             RYDEX  SPECIALIZED   PRODUCTS,   LLC:  Vice
                                             President from March 2009 to present

                                             RYDEX  DISTRIBUTORS,   INC.:  Director  and
                                             Vice President from 2009 to present

                                             RYDEX FUND SERVICES,  INC.:  Vice President
                                             from March 2009 to present

                                             SECURITY   GLOBAL   INVESTORS,   LLC:  Vice
                                             President from March 2009 to present

                                             LYSTER  WATSON  AND  COMPANY  (INVESTMENT
                                             ADVISER):  Managing  Director  from 2007 to
                                             2008

                                             FLETCHER   FINANCIAL   GROUP  INC.:   Chief
                                             Executive Officer from 2004 to 2007
------------------------------------------------------------------------------------------------------------------------------------
Amy Lee (48)               Vice President    RYDEX  DISTRIBUTORS,  INC.:  Secretary from        160         Not Applicable
                           and Assitant      September   2008  to  present;   and  Chief
                           Secretary from    Compliance  Officer from  September 2008 to
                           2009 to present   June 2009

                                             SECURITY    BENEFIT    CORPORATION:    Vice
                                             President,  Associate  General  Counsel and
                                             Assistant Secretary

                                             SECURITY  BENEFIT LIFE  INSURANCE  COMPANY:
                                             Vice President,  Associate  General Counsel
                                             and Assistant  Secretary  from June 2004 to
                                             present

                                             FIRST  SECURITY  BENEFIT  LIFE AND ANNUITY
                                             COMPANY  OF  NEW  YORK:  Associate  General
                                             Counsel from June 2004 to present

                                             SECURITY DISTRIBUTORS,  INC.: Secretary and
                                             Chief Compliance Officer from December
                                             2004 to present

                                             SECURITY   FINANCIAL    RESOURCES,    INC.:
                                             Secretary from April 2004 to present
------------------------------------------------------------------------------------------------------------------------------------


                                     32


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                             POSITION(S)                                                   PORTFOLIOS IN
                              HELD WITH                                                     FUND COMPLEX
                           THE TRUST, TERM                                                    OVERSEEN
      NAME, ADDRESS         OF OFFICE AND                                                   BY TRUSTEE/
       AND AGE OF           LENGTH OF TIME             PRINCIPAL OCCUPATION(S)               OFFICER**      OTHER DIRECTORSHIPS HELD
     TRUSTEE/OFFICER            SERVED                   DURING PAST 5 YEARS                                       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
-------------------------- ----------------- -------------------------------------------- ----------------- ------------------------
                                             SECURITY INVESTORS, LLC: Secretary

                                             SECURITY GLOBAL INVESTORS,  LLC:  Secretary
                                             from May 2007 to present

                                             BRECEK  &  YOUNG  ADVISORS:  Director  from
                                             August  2005 to October  2008  (entity  was
                                             sold)

                                             SECURITY   BENEFIT   GROUP,    INC.:   Vice
                                             President,  Assistant General Counsel,  and
                                             Assistant  Secretary  from 2004 to  January
                                             2005 (entity  merged into Security  Benefit
                                             Corporation)
------------------------------------------------------------------------------------------------------------------------------------



* Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Advisor.

** The "Fund Complex" consists of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust's service providers that are material to the Trust as a whole, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four (4) times during the most recently completed fiscal year.

GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trust, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trust;
(iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees;
(vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees;
(vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trust. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed Trust fiscal year, the Governance Committee met three (3) times.

NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trust, including shareholder recommendations for nominations, to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Demaret, Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed Trust fiscal year, the Nominating Committee met three (3) times.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of Trust own less than 1% of the outstanding shares of the Trust.

                                                       AGGREGATE DOLLAR
                                                       RANGE OF SHARES
                                     DOLLAR RANGE     IN ALL RYDEX FUNDS
         NAME           FUND NAME   OF FUND SHARES   OVERSEEN BY TRUSTEE*
---------------------   ---------   --------------   --------------------
                           INTERESTED TRUSTEES
Richard Goldman            None          None                None
                           INDEPENDENT TRUSTEES
Corey A. Colehour          None          None         $50,001 - $100,000
J. Kenneth Dalton          None          None          $10,001 - $50,000
John O. Demaret            None          None           Over $100,000
Thomas F. Lydon, Jr.       None          None                None
Werner E. Keller           None          None            Over $100,000
Patrick T. McCarville      None          None         $50,001 - $100,000
Roger J. Somers            None          None            Over $100,000

* Includes shares held in series of the Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

BOARD COMPENSATION. - The following table sets forth compensation paid by the Trust for the fiscal year ended October 31, 2009:

                                                   PENSION OR RETIREMENT
                        AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART      ESTIMATED ANNUAL         TOTAL COMPENSATION
   NAME OF TRUSTEE            FROM TRUST            OF TRUST'S EXPENSES     BENEFITS UPON RETIREMENT   FROM FUND COMPLEX (1)
   ---------------      ----------------------   ------------------------   ------------------------   ---------------------
                                                     INTERESTED TRUSTEES
Richard Goldman(2)             $      0                     $0                         $0                     $      0
Michael P. Byrum(3)            $      0                     $0                         $0                     $      0
Carl Verboncoeur(3)            $      0                     $0                         $0                     $      0
                                                    INDEPENDENT TRUSTEES
Corey A. Colehour              $107,500                     $0                         $0                     $107,500
J. Kenneth Dalton              $115,000                     $0                         $0                     $115,000
John O. Demaret                $130,000                     $0                         $0                     $130,000
Patrick T. McCarville          $111,250                     $0                         $0                     $111,250
Roger J. Somers                $107,500                     $0                         $0                     $107,500
Werner E. Keller               $107,500                     $0                         $0                     $107,500
Thomas F. Lydon, Jr.           $107,500                     $0                         $0                     $107,500

(1.) Represents total compensation for service as Trustee of the Trust, Rydex
     Dynamic Funds, Rydex Variable Trust, and Rydex Series Funds.

(2.) Mr. Goldman was appointed to the Board on November 18, 2009. Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. As an officer of the Trust, he does not receive compensation from the Funds.

(3.) Messrs. Byrum and Verboncoeur resigned as Trustees on November 18, 2009.
     While they did serve on the Board for the fiscal year ending October 31, 2009, as officers of the Trust, they did not receive compensation from the Funds.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISOR AND THE ADVISORY AGREEMENT

PADCO Advisors II, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is a registered investment adviser and provides portfolio management services to each Fund pursuant to an advisory contract with the Trust. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994 and, together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

Rydex Holdings, LLC, the Advisor's parent company, is a subsidiary of Security Benefit Corporation and Security Benefit Life Insurance Company (together, "Security Benefit"). Security Benefit is a financial services firm that provides a broad variety of retirement plan and other financial products to customers in the advisor, banking, education, government, institutional, and qualified plan markets.

Pursuant to an investment advisory agreement with the Advisor, dated January 18, 2008 (the "Advisory Agreement"), the Advisor serves as the investment adviser for the Trust and provides investment advice to the Funds, in accordance with the investment objectives, policies, and limitations of the Funds, and oversees the day-to-day operations of the Funds, subject to the general supervision and control of the Board and the officers of the Trust. Pursuant to the Advisory Agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, expenses of the Independent Trustees (including any Independent Trustees' counsel fees) and extraordinary expenses. For its investment management services, each Fund pays the Advisor the following fee at an annual rate based on the average daily net assets of that Fund. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

For the fiscal years ended October 31, 2009, October 31, 2008 and October 31, 2007, the Funds paid the Advisor the following investment advisory fees:

                                                                                  ADVISORY FEE   ADVISORY FEE   ADVISORY FEE
                                                                         FUND     PAID FOR THE   PAID FOR THE   PAID FOR THE
                                                           ADVISORY   INCEPTION    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
FUND NAME                                                     FEE        DATE      ENDED 2009     ENDED 2008     ENDED 2007
---------                                                  --------   ---------   ------------   ------------   ------------
Rydex 2x S&P 500 ETF                                         0.70%     11/05/07     $890,598      $234,559            *
Rydex Inverse 2x S&P 500 ETF                                 0.70%     11/05/07     $694,657      $343,748            *
Rydex 2x S&P MidCap 400 ETF                                  0.70%     11/05/07     $ 66,354      $ 42,704            *
Rydex Inverse 2x S&P MidCap 400 ETF                          0.70%     11/05/07     $ 48,602      $ 75,009            *
Rydex 2x Russell 2000(R) ETF                                 0.70%     11/05/07     $124,940      $ 60,672            *
Rydex Inverse 2x Russell 2000(R) ETF                         0.70%     11/05/07     $125,146      $146,940            *
Rydex 2x S&P Select Sector Energy ETF                        0.70%     06/10/08     $ 52,367      $ 13,192**          *

                                                                                  ADVISORY FEE   ADVISORY FEE   ADVISORY FEE
                                                                         FUND     PAID FOR THE   PAID FOR THE   PAID FOR THE
                                                           ADVISORY   INCEPTION    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
FUND NAME                                                     FEE        DATE      ENDED 2009     ENDED 2008     ENDED 2007
---------                                                  --------   ---------   ------------   ------------   ------------
Rydex Inverse 2x S&P Select Sector Energy ETF                0.70%     06/10/08     $ 14,513       $23,721**          *
Rydex 2x S&P Select Sector Financial ETF                     0.70%     06/10/08     $107,810       $31,560**          *
Rydex Inverse 2x S&P Select Sector Financial ETF             0.70%     06/10/08     $ 43,357       $21,917**          *
Rydex 2x S&P Select Sector Health Care ETF                   0.70%     06/10/08     $ 25,222       $20,180**          *
Rydex Inverse 2x S&P Select Sector Health Care ETF           0.70%     06/10/08     $ 31,982       $20,965**          *
Rydex 2x S&P Select Sector Technology ETF                    0.70%     06/10/08     $ 28,755       $15,554**          *
Rydex Inverse 2x S&P Select Sector Technology ETF            0.70%     06/10/08     $ 19,381       $23,359**          *

*    Not in operation for the period indicated.

**   From commencement of operations on June 10, 2008.

The Advisor manages the investment and the reinvestment of the assets of each Fund, in accordance with the investment objective, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Board members who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund's operating expenses as described in the Prospectus.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

                           REGISTERED                OTHER POOLED
                   INVESTMENT COMPANIES(1,2)    INVESTMENT VEHICLES(1)        OTHER ACCOUNTS(1)
                   -------------------------   ------------------------   ------------------------
                   NUMBER OF                   NUMBER OF                  NUMBER OF
      NAME          ACCOUNTS    TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
      ----         ---------   -------------   ---------   ------------   ---------   ------------
Michael P. Byrum      152      $12.9 Billion       0           None           1       < $5 Million
Michael Dellapa       152      $12.9 Billion       0           None           7       < $5 Million
Ryan Harder           152      $12.9 Billion       0           None           6       < $5 Million

(1)  Information provided is as of October 31, 2009.

(2) As of October 31, 2009, the portfolio managers manage one registered investment company, the Rydex Variable Trust Multi-Cap Core Equity Fund, that is subject to a performance based advisory fee. The Fund had $2.1 million in assets under management as of October 31, 2009.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his/her management of the Funds. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short term and long term incentive plan.

The Short Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team. Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year time frame based upon the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the Company's success as determined by management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of those Funds listed below, none of the portfolio managers beneficially owned shares of the Funds as of October 31, 2009.

                                                    DOLLAR RANGE
PORTFOLIO MANAGER           FUND NAME              OF FUND SHARES
-----------------   --------------------------   -----------------
Michael P. Byrum    Rydex S&P Equal Weight ETF   $10,000 - $50,000
Michael Dellapa                None                    None
Ryan Harder                    None                    None

ADMINISTRATION, CUSTODY AND TRANSFER AGENCY AGREEMENTS

State Street Bank and Trust Company ("State Street," the "Administrator," the "Transfer Agent" or the "Custodian") serves as administrator, custodian and transfer agent for the Funds. The principal address of State Street Bank is P.O. Box 5049, Boston, Massachusetts 02206-5049. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Funds. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Funds, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Funds. Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator also acts as a transfer agent for the Trust's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated at an average annual rate of 0.4% based on the average aggregate net assets of each series of the Trust, which includes the Funds. A $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Advisor will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), the Distributor, located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as distributor for the shares of each Fund under the general supervision and control of the Board and the officers of the Trust. The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor.

The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of each Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by a Fund. Each Fund's current distribution and shareholder services plan, as well as a description of the services performed under the plan, is described below.

DISTRIBUTION PLAN. Each Fund has adopted a Distribution Plan applicable to the shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

No distribution fees are currently charged to the Funds; there are no plans to impose these fees, and no such fees will be charged prior to March 1, 2011. However, in the event that 12b-1 fees are charged in the future, because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

For the fiscal year ended October 31, 2009, the Funds did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.

Other Distribution or Service Arrangements - The Advisor, the Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Advisor or Distributor) who sell shares of other Rydex/SGI Funds or render investor services to the shareholders of such other Rydex/SGI Funds (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by such other Rydex/SGI Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. None of the Advisor, the Distributor or their affiliates currently engage in revenue sharing with respect to the Funds. The Distributor or its affiliates may enter into revenue sharing arrangements with financial intermediaries in the future.

COSTS AND EXPENSES. Each Fund bears all expenses of its operation other than those assumed by the Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BUSINESS CONTINUITY AND DISASTER RECOVERY. The Advisor and the Distributor (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of any class of the Trust's outstanding equity securities as of January 31, 2010.

                                                                                                          PERCENTAGE OF
                                                NAME OF                                                    FUND SHARES
           FUND NAME                        BENEFICIAL OWNER              ADDRESS OF BENEFICIAL OWNER         OWNED
           ---------              -----------------------------------   -------------------------------   -------------
Rydex 2x S&P 500 ETF              National Financial Services LLC       200 Liberty Street,                   15.29%
                                                                        New York, NY 10281

                                  Pershing LLC                          1 Pershing Place,                     14.53%
                                                                        Jersey City, NJ 07399

                                  Charles Schwab & Co., Inc.            211 Main Street,                      10.81%
                                                                        San Francisco, CA 94105

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              8.61%
                                                                        Bellevue, NE 68005

                                  Merrill Lynch, Pierce, Fenner &       2 World Financial Center, New          7.00%
                                  Smith Incorporated                    York, NY, 10080

                                  Citigroup Global Markets Inc.         333 W. 34th Street,                    5.44%
                                                                        New York, NY 10001

Rydex Inverse 2x S&P 500 ETF      National Financial Services LLC       200 Liberty Street,                   20.17%
                                                                        New York, NY 10281

                                  Charles Schwab & Co., Inc.            211 Main Street,                      17.62%
                                                                        San Francisco, CA 94105

                                                                                                          PERCENTAGE OF
                                                NAME OF                                                    FUND SHARES
           FUND NAME                        BENEFICIAL OWNER              ADDRESS OF BENEFICIAL OWNER         OWNED
           ---------              -----------------------------------   -------------------------------   -------------
                                  Pershing LLC                          1 Pershing Place,                     11.36%
                                                                        Jersey City, NJ 7399

                                  Brown Brothers Harriman & Co.         140 Broadway, New York, NY            10.44%
                                                                        10005

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              7.68%
                                                                        Bellevue, NE 68005

Rydex 2x S&P MidCap 400 ETF       Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY         45.81%
                                                                        10038

                                  Charles Schwab & Co., Inc.            211 Main Street,                      13.94%
                                                                        San Francisco, CA 94105

                                  National Financial Services LLC       200 Liberty Street,                    8.44%
                                                                        New York, NY 10281

                                  Timber Hill LLC                       1 Pickwick Plaza,                      5.82%
                                                                        Greenwich, CT 06830

Rydex Inverse 2x S&P MidCap 400   Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY         53.41%
ETF                                                                     10038

                                  National Financial Services LLC       200 Liberty Street,                    9.25%
                                                                        New York, NY 10281

                                  Timber Hill LLC                       1 Pickwick Plaza,                      7.29%
                                                                        Greenwich, CT 06830

                                  Charles Schwab & Co., Inc.            211 Main Street,                       5.55%
                                                                        San Francisco, CA 94105

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              5.33%
                                                                        Bellevue, NE 68005

                                  Brown Brothers Harriman & Co.         140 Broadway, New York, NY             5.07%
                                                                        10005

Rydex 2x Russell 2000(R) ETF      Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY         33.77%
                                                                        10038

                                  National Financial Services LLC       200 Liberty Street,                    9.41%
                                                                        New York, NY 10281

                                  Pershing LLC                          1 Pershing Place,                      8.46%
                                                                        Jersey City, NJ 07399

                                  GMP Securities L.P. /CDS              145 King Street West, Suite            7.43%
                                                                        300, Toronto, Ontario M5H 1J8

                                  Charles Schwab & Co., Inc.            211 Main Street,                       6.17%
                                                                        San Francisco, CA 94105

Rydex Inverse 2x Russell 2000(R)  Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY         23.57%
ETF                                                                     10038

                                  National Financial Services LLC       200 Liberty Street,                   16.79%
                                                                        New York, NY 10281

                                  Charles Schwab & Co., Inc.            211 Main Street,                      12.10%
                                                                        San Francisco, CA 94105

                                  Pershing LLC                          1 Pershing Place,                     8.13%
                                                                        Jersey City, NJ 07399

Rydex 2x S&P Select Sector        LPL Financial Corporation             One Beacon Street, 22nd floor,        17.79%
Energy ETF                                                              Boston, MA 02108

                                  National Financial Services LLC       200 Liberty Street,                   11.93%
                                                                        New York, NY 10281

                                  Charles Schwab & Co., Inc.            211 Main Street,                       8.74%
                                                                        San Francisco, CA 94105

                                  Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY          8.36%
                                                                        10038

                                                                                                          PERCENTAGE OF
                                                NAME OF                                                    FUND SHARES
           FUND NAME                        BENEFICIAL OWNER              ADDRESS OF BENEFICIAL OWNER         OWNED
           ---------              -----------------------------------   -------------------------------   -------------
                                  Pershing LLC                          1 Pershing Place,                      7.40%
                                                                        Jersey City, NJ 07399

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              6.50%
                                                                        Bellevue, NE 68005

                                  Merrill Lynch, Pierce, Fenner &       2 World Financial Center, New          6.30%
                                  Smith Incorporated                    York, NY, 10080

Rydex Inverse 2x S&P Select       Merrill Lynch, Pierce, Fenner &       2 World Financial Center, New         17.77%
Sector Energy ETF                 Smith Incorporated                    York, NY, 10080

                                  Timber Hill LLC                       1 Pickwick Plaza,                     16.86%
                                                                        Greenwich, CT 06830

                                  Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY         11.29%
                                                                        10038

                                  National Financial Services LLC       200 Liberty Street,                   11.16%
                                                                        New York, NY 10281

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              8.72%
                                                                        Bellevue, NE 68005

                                  Scottrade, Inc.                       12800 Corporate Hill Drive,            5.50%
                                                                        Saint Louis, MO 63131-0759

                                  Credit Suisse Securities (USA) LLC    Eleven Madison Avenue, New             5.20%
                                                                        York, NY 10010

Rydex 2x S&P Select Sector        Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY         18.77%
Financial ETF                                                           10038

                                  National Financial Services LLC       200 Liberty Street,                   13.45%
                                                                        New York, NY 10281

                                  Pershing LLC                          1 Pershing Place,                     11.27%
                                                                        Jersey City, NJ 07399

                                  Charles Schwab & Co., Inc.            211 Main Street,                       7.70%
                                                                        San Francisco, CA 94105

                                  E*Trade                               135 E. 57th Street, 14th               7.33%
                                                                        floor, New York, NY 10022

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              6.34%
                                                                        Bellevue, NE 68005

                                  ICAP Corporates LLC                   Harborside Financial Center            6.01%
                                                                        1100 Plaza Five, 12th Floor
                                                                        Jersey City, NJ 07311-4996

Rydex Inverse 2x S&P Select       Canaccord Capital Corporation/CDS     2209 - 609 Granville Street,          15.23%
Sector Financial ETF                                                    Vancouver, B.C., Canada V7Y 1H2

                                  Charles Schwab & Co., Inc.            211 Main Street,                      13.62%
                                                                        San Francisco, CA 94105

                                  National Financial Services LLC       200 Liberty Street,                   13.25%
                                                                        New York, NY 10281

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,             11.68%
                                                                        Bellevue, NE 68005

                                  Goldman, Sachs & Co.                  180 Maiden Lane, New York, NY          5.53%
                                                                        10038

                                  Pershing LLC                          1 Pershing Place,                      5.29%
                                                                        Jersey City, NJ 07399

Rydex 2x S&P Select Sector        Timber Hill LLC                       1 Pickwick Plaza,                     29.46%
Health Care ETF                                                         Greenwich, CT 06830

                                                                                                          PERCENTAGE OF
                                                NAME OF                                                    FUND SHARES
           FUND NAME                        BENEFICIAL OWNER              ADDRESS OF BENEFICIAL OWNER         OWNED
           ---------              -----------------------------------   -------------------------------   -------------
                                  National Financial Services LLC       200 Liberty Street,                   28.17%
                                                                        New York, NY 10281

                                  E*Trade                               135 E. 57th Street, 14th              20.34%
                                                                        floor, New York, NY 10022

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              7.06%
                                                                        Bellevue, NE 68005

                                  Charles Schwab & Co., Inc.            211 Main Street,                       5.23%
                                                                        San Francisco, CA 94105

Rydex Inverse 2x S&P Select       Timber Hill LLC                       1 Pickwick Plaza,                     45.58%
Sector Health Care ETF                                                  Greenwich, CT 06830

                                  National Financial Services LLC       200 Liberty Street,                   30.41%
                                                                        New York, NY 10281

                                  Scottrade, Inc.                       12800 Corporate Hill Drive,           15.32%
                                                                        Saint Louis, MO 63131-0759

Rydex 2x S&P Select Sector        Goldman Sachs Execution & Clearing,   30 Hudson Street,                     25.26%
Technology ETF                    L.P.                                  Jersey City, NJ 07302

                                  National Financial Services LLC       200 Liberty Street,                   16.90%
                                                                        New York, NY 10281

                                  Charles Schwab & Co., Inc.            211 Main Street,                      11.92%
                                                                        San Francisco, CA 94105

                                  TD Ameritrade Clearing, Inc.          1005 N. Ameritrade Place,              9.50%
                                                                        Bellevue, NE 68005

                                  Brown Brothers Harriman & Co.         140 Broadway, New York, NY             8.44%
                                                                        10005

                                  UBS Financial Services LLC            1 Pickwick Plaza,                      5.29%
                                                                        Greenwich, CT 06830

Rydex Inverse 2x S&P Select       Timber Hill LLC                       1 Pickwick Plaza,                     50.11%
Sector Technology ETF                                                   Greenwich, CT 06830

                                  Bear, Stearns Securities Corp.        One Metrotech Center North,           26.80%
                                                                        Brooklyn, NY 11201

                                  Goldman Sachs Execution & Clearing,   30 Hudson Street,                     11.34%
                                  L.P.                                  Jersey City, NJ 07302

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

Depository Trust Company ("DTC") acts as securities depository for each Fund's shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchange, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A "Business Day" with respect to the Funds is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT (LEVERAGED FUNDS ONLY). The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities - the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund's Underlying Index and an amount of cash -- the Cash Component -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- I.E., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

CASH PURCHASE (LEVERAGED INVERSE FUNDS ONLY). Creation Units of the Leveraged Inverse Funds are sold only for cash ("Cash Purchase Amount"). Creation Units are sold at the net asset value next computed, plus a transaction fee, as described below.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "Book Entry Only System"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Funds. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (50,000 in the case of the Funds). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern Time) ("Closing Time"), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, I.E., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING THE CLEARING PROCESS (LEVERAGED FUNDS ONLY). The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement

System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE OF THE CLEARING PROCESS. Fund Deposits made outside of the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. All purchases of the Leveraged Inverse Funds will be settled outside the Clearing Process. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date (for the Leveraged Funds). All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component or the Cash Purchase Amount (for the Leveraged Inverse Funds) must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities by 11:00 a.m. and the Cash Component or Cash Purchase Amount by 2:00 p.m., Eastern Time on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day based on the then current NAV of a Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

For the Leveraged Funds, Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern Time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 3:00 p.m. or 4:00 p.m. Eastern Time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Funds if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:

FUND                                                 CREATION TRANSACTION FEE
----                                                 ------------------------
Rydex 2x S&P 500 ETF                                          $2,000
Rydex Inverse 2x S&P 500 ETF                                  $   50
Rydex 2x S&P MidCap 400 ETF                                   $2,000
Rydex Inverse 2x S&P MidCap 400 ETF                           $   50

FUND                                                 CREATION TRANSACTION FEE
----                                                 ------------------------
Rydex 2x Russell 2000(R) ETF                                  $3,000
Rydex Inverse 2x Russell 2000(R) ETF                          $   50
Rydex 2x S&P Select Sector Energy ETF                         $  500
Rydex Inverse 2x S&P Select Sector Energy ETF                 $   50
Rydex 2x S&P Select Sector Financial ETF                      $  750
Rydex Inverse 2x S&P Select Sector Financial ETF              $   50
Rydex 2x S&P Select Sector Health Care ETF                    $  500
Rydex Inverse 2x S&P Select Sector Health Care ETF            $   50
Rydex 2x S&P Select Sector Technology ETF                     $  750
Rydex Inverse 2x S&P Select Sector Technology ETF             $   50

For the Leveraged Funds, an additional charge of up to four (4) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

REDEMPTION

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Leveraged Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern Time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee." In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

The redemption proceeds for a Creation Unit of a Leveraged Inverse Fund will consist solely of cash in an amount equal to the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, less a redemption transaction fee described below in the section entitled "Redemption Transaction Fee."

PLACEMENT OF REDEMPTION ORDERS USING THE CLEARING PROCESS (LEVERAGED FUNDS
ONLY). Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE OF THE CLEARING PROCESS. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., Eastern Time, respectively, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m., Eastern Time, if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or
(2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, I.E., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

For the Leveraged Funds, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Funds may, in their sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

For the Leveraged Inverse Funds, all redemptions will be in cash.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares' NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:

FUND                                                 REDEMPTION TRANSACTION FEE
----                                                 --------------------------
Rydex 2x S&P 500 ETF                                           $2,000
Rydex Inverse 2x S&P 500 ETF                                   $   50
Rydex 2x S&P MidCap 400 ETF                                    $2,000
Rydex Inverse 2x S&P MidCap 400 ETF                            $   50
Rydex 2x Russell 2000(R) ETF                                   $3,000
Rydex Inverse 2x Russell 2000(R) ETF                           $   50
Rydex 2x S&P Select Sector Energy ETF                          $  500
Rydex Inverse 2x S&P Select Sector Energy ETF                  $   50
Rydex 2x S&P Select Sector Financial ETF                       $  750
Rydex Inverse 2x S&P Select Sector Financial ETF               $   50
Rydex 2x S&P Select Sector Health Care ETF                     $  500
Rydex Inverse 2x S&P Select Sector Health Care ETF             $   50
Rydex 2x S&P Select Sector Technology ETF                      $  750

FUND                                                 REDEMPTION TRANSACTION FEE
----                                                 --------------------------
Rydex Inverse 2x S&P Select Sector Technology ETF              $   50

For the Leveraged Funds, an additional charge of up to four (4) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Calculating NAV."

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that such exchange is open.

In computing a Fund's NAV, the Fund's securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

GENERAL POLICIES. Dividends from net investment income, if any, are declared and paid at least annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company under the Internal Revenue Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares, which are created separately from the Creation Unit process. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

Each Fund will seek to qualify for treatment as a regulated investment company under the Internal Revenue Code. Provided that for each tax year each Fund: (i) meets the requirements to be treated as a regulated investment company (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess, if any, of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for regulated investment company qualification is that a Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a regulated investment company is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test").

In the event of a failure by a Fund to qualify as a regulated investment company, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had a Fund qualified as a regulated investment company. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. A Fund's shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Funds may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15% for taxable years beginning before January 1, 2011. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. In some circumstances, a redemption of Creation Units may be treated as resulting in a distribution to which section 301 of the Internal Revenue Code applies, potentially causing amounts received by the shareholder in the redemption to be treated as dividend income rather than as a payment in exchange for Creation Units. The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Internal Revenue Code and the tax consequences of Internal Revenue Code section 301 distributions are complex. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

OPTIONS, SWAPS AND OTHER COMPLEX SECURITIES

The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.

The Funds are required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Options on "broad based" securities indices are classified as "non-equity options" under the Internal Revenue Code. Gains and losses resulting from the expiration, exercise or closing of such non-equity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any non-equity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

If one or more ETFs in which a Fund invests generates more non-qualifying income for purposes of the 90% Test than a Fund's portfolio management expects, it could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal Revenue Code.

BACK-UP WITHHOLDING

The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

FOREIGN SHAREHOLDERS

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for the Fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2009, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

OTHER ISSUES

The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market. This information typically reflects a Fund's anticipated holdings on the following business day. Daily access to information concerning a Fund's portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.rydex-sgi.com. More information about this disclosure is available at www.rydex-sgi.com.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

The Funds' chief compliance officer, or a compliance manager designated by the chief compliance officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures

(collectively, the portfolio holdings governing policies) by the Funds' chief compliance officer and the Fund, (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the policies and procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the policies and procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.

In addition to the permitted disclosures described above, each Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. You receive one vote for every full Fund share owned. Each Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

SHAREHOLDER INQUIRIES

Shareholders may visit the Trust's web site at www.rydex-sgi.com or call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS INFORMATION

STANDARD & POOR'S

The Rydex 2x S&P 500 ETF, Rydex Inverse 2x S&P 500 ETF, Rydex 2x S&P MidCap 400 ETF, and Rydex Inverse 2x S&P 400 ETF (the "S&P Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or Citigroup Global Markets Inc. ("Citigroup"). S&P makes no representation, condition, or warranty, express or implied, to the owners of the S&P Funds or any member of the public regarding the advisability of investing in securities generally or in the S&P Funds particularly or the ability of the S&P 400 Index or the S&P MidCap 400 Index (the "S&P Indices") to track general stock market performance. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain of their trademarks and of the S&P Indices which are determined, composed and calculated by S&P without regard to Licensee or the S&P Funds. S&P has no obligation to take the needs of Licensee or the owners of the S&P Funds into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P Funds or the timing of the issuance or sale of the S&P Funds or in the determination or calculation of the equation by which the S&P Funds are to be converted into cash. S&P has Citigroup no obligation or liability in connection with the administration, marketing, or trading of the S&P Funds.

The Rydex 2x S&P Select Sector Energy ETF, Rydex Inverse 2x S&P Select Sector Energy ETF, Rydex 2x S&P Select Sector Financial ETF, Rydex Inverse 2x S&P Select Sector Financial ETF, Rydex 2x S&P Select Sector Health Care ETF, Rydex Inverse 2x S&P Select Sector Health Care ETF, Rydex 2x S&P Select Sector Technology ETF, Rydex Inverse 2x S&P Select Sector Technology ETF (the "Select Sector Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's and its affiliates ("S&P"). S&P makes no representation, condition or warranty, express or implied, to the owners of the Select Sector Funds or any member of the public regarding the advisability of investing in securities generally or in the Select Sector Funds particularly or the ability of the Energy Select Sector Index, Financial Select Sector Index, Health Care Select Sector Index, and Technology Select Sector Index (the "Select Sector Indices") to track the general stock market performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P's only relationship to Rydex Investments (the "Licensee") is the licensing of certain trademarks and trade names and of the Select Sector Indices which are determined, composed and calculated by a third party calculation agent without regard to Licensee or the Select Sector Funds. S&P has no obligation to take the needs of Licensee or the owners of the Select Sector Funds into consideration in determining, composing or calculating the Select Sector Indices or any criteria which may underlie them. S&P is not responsible for and has not participated in the determination of the prices and amounts of the Select Sector Funds or the timing of the issuance or sale of the Select Sector Funds or in the determination or calculation of the equation by which the Select Sector Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Select Sector Funds.

S&P does not guarantee the accuracy and/or the completeness of either the S&P or the Select Sector Indices or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, condition or representation, express or implied, as to results to be obtained by Licensee, owners of either the S&P or the Select Sector Funds, or any other person or entity from the use of either the S&P or the Select Sector Indices or any data included therein. S&P makes no express or implied warranties, conditions or representations, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to either the S&P or the Select Sector Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of either the S&P or the Select Sector Indices or any data included therein, even if notified of the possibility of such damages.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," and "S&P MidCap 400" are trademarks oF THE McGraw-Hill Companies, Inc. and Citigroup, Inc. and have been licensed for use by Rydex Investments.

FRANK RUSSELL COMPANY ("RUSSELL")

The Rydex 2x Russell 2000(R) ETF and the Rydex Inverse 2x Russell 2000(R) ETF (the "Russell Funds") are not sponsored, endorsed, sold or promoted by RusseLL. Russell makes no representation or warranty, express or implied, to the owners of the Russell Funds or any member of the public regarding the advisability of investing in securities generally or in the Russell Funds particularly or the ability of the Russell 2000(R) Index to track general stock markeT performance or a segment of the same. Russell's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Russell as to thE advisability of investment in any or all of the securities upon which the Russell 2000(R) Index is based. Russell's only relationship to Rydex InvestmentS (the "Licensee") is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Index which is determined, composed anD calculated by Russell without regard to the Licensee or the Russell Funds. Russell is not responsible for and has not reviewed the Russell Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. RusselL has no obligation or liability in connection with the administration, marketing or trading of the Russell Funds.

Russell does not guarantee the accuracy and/or the completeness of the Russell 2000(R) Index or any data included therein and Russell shall have no liabilitY for any errors, omissions, or interruptions therein. Russell makes no warranty, express or implied, as to results to be obtained by the Licensee, investors, owners of the Russell Funds, or any other person or entity from the use of the Russell 2000(R) Index or any data included therein. Russell makeS no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Russell 2000(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall Russell have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Frank Russell(R)," "Russell(R)," and "Russell 2000(R)" are trademarks of Russell and have been licensed for use by the Licensee.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 8484 Westpark Drive, McLean, Virginia 22102, the Trust's independent registered public accounting firm, provides audit services, tax return services, and assistance and consultation with respect to filings with the SEC.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"), P.O. Box 5049, Boston, MA 02206-5049, serves as custodian for the Fund under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements and financial highlights for the fiscal year ended October 31, 2009 appearing in the Trust's Annual Report, filed with the SEC on December 30, 2009 via EDGAR Accession No. 0001208211-09-000015 are incorporated by reference into this SAI. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing. The Trust's Annual Report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-820-0888.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES

     A.   Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

     B.   Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Institutional Shareholder Services ("ISS"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, ISS will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such

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

Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with ISS, Rydex Investments has agreed to:

     - Provide ISS with a copy of the Guidelines and to inform ISS promptly of any changes to the Guidelines;

     - Deliver to ISS, on a timely basis, all documents, information and materials necessary to enable ISS to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to ISS a power of attorney with respect to the services to be provided hereunder and providing ISS on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by ISS of its duties);

     - Provide ISS with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

     - Coordinate with ISS with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     - Managing a pension plan for a company whose management is soliciting proxies;

     - Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

     - Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct ISS to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

     - REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

     - OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

     - USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or a similar entity (or to have the third party vote such proxies).

     - USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as ISS) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or ISS as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or ISS as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or ISS as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or ISS as its agent) cast the client's vote for or against management.

VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii) Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information,

     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as ISS, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

     Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS
A.  Director Nominees in Uncontested Elections              Vote With Mgt.
B.  Chairman and CEO is the Same Person                     Vote With Mgt.
C.  Majority of Independent Directors                       Vote With Mgt.
D.  Stock Ownership Requirements                            Vote With Mgt.
E.  Limit Tenure of Outside Directors                       Vote With Mgt.
F.  Director and Officer Indemnification and
    Liability Protection                                    Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions          Vote With Mgt.

PROXY CONTESTS
A.  Voting for Director Nominees in Contested Election      Vote With Mgt.
B.  Reimburse Proxy Solicitation                            Vote With Mgt.

AUDITORS
A.  Ratifying Auditors                                      Vote With Mgt.

PROXY CONTEST DEFENSES
A.  Board Structure - Classified Board                      Vote With Mgt.
B.  Cumulative Voting                                       Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings            Vote With Mgt.

TENDER OFFER DEFENSES
A.  Submit Poison Pill for shareholder ratification         Case-by-Case
B.  Fair Price Provisions                                   Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement              Vote With Mgt.
    To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement              Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS
A.  Confidential Voting                                     Vote With Mgt.
B.  Equal Access                                            Vote With Mgt.

C.  Bundled Proposals                                       Vote With Mgt.

CAPITAL STRUCTURE
A.  Common Stock Authorization                              Vote With Mgt.
B.  Stock Splits                                            Vote With Mgt.
C.  Reverse Stock Splits                                    Vote With Mgt.
D.  Preemptive Rights                                       Vote With Mgt.
E.  Share Repurchase Programs                               Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION
A.  Shareholder Proposals to Limit Executive and            Case-by-Case
    Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes   Vote With Mgt.
C.  Employee Stock Ownership Plans                          Vote With Mgt.
D.  401(k) Employee Benefit Plans                           Vote With Mgt.

STATE OF INCORPORATION
A.  Voting on State Takeover Plans                          Vote With Mgt.
B.  Voting on Reincorporation Proposals                     Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS
A.  Mergers and Acquisitions                                Case-by-Case
B.  Corporate Restructuring                                 Vote With Mgt.
C.  Spin-Offs                                               Vote With Mgt.
D.  Liquidations                                            Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES
A.  Issues with Social/Moral Implications                   Vote With Mgt.

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